UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-03981

Exact name of registrant as specified in charter:	Prudential World Fund, Inc.

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2022

Date of reporting period:	10/31/2022

Item 1 – Reports to Stockholders

PGIM QUANT SOLUTIONS INTERNATIONAL EQUITY FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. PGIM Quantitative Solutions LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), is a registered investment adviser and Prudential Financial company. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Quant Solutions International Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Quant Solutions International Equity Fund

December 15, 2022

PGIM Quant Solutions International Equity Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-29.23	-3.57	2.01	—

(without sales charges)	-25.11	-2.47	2.59	—

Class C

(with sales charges)	-26.65	-3.48	1.70	—

(without sales charges)	-25.98	-3.48	1.70	—

Class Z

(without sales charges)	-24.82	-2.07	2.95	—

Class R6

(without sales charges)	-24.60	-1.84	N/A	2.56 (12/28/2016)

MSCI All Country World ex-US Index

	-24.73	-0.60	3.27	—

Average Annual Total Returns as of 10/31/22 Since Inception (%)

Class R6 (12/28/2016)

MSCI All Country World ex-US Index	3.14

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI All Country World Ex-US Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2012) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Quant Solutions International Equity Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	None	None

Benchmark Definition

MSCI All Country World ex-US Index—The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index) is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The Index includes both developed and emerging markets.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/22

Ten Largest Holdings	Line of Business	Country	% of Net Assets

Taiwan Semiconductor	Semiconductors & Semiconductor	Taiwan	1.8%

Manufacturing Co. Ltd.	Equipment

Roche Holding AG	Pharmaceuticals	United States	1.8%

Shell plc	Oil, Gas & Consumable Fuels	Netherlands	1.3%

Sanofi	Pharmaceuticals	France	1.1%

British American Tobacco plc	Tobacco	United Kingdom	1.1%

iShares MSCI EAFE ETF	Exchange Traded Funds	United States	1.0%

DBS Group Holdings Ltd.	Banks	Singapore	0.9%

Nestle SA	Food Products	United States	0.9%

Suncor Energy, Inc.	Oil, Gas & Consumable Fuels	Canada	0.9%

GSK plc	Pharmaceuticals	United States	0.8%

Holdings reflect only long-term investments and are subject to change.

PGIM Quant Solutions International Equity Fund    7

Strategy and Performance Overview* (Unaudited)

How did the Fund perform?

The PGIM Quantitative Solutions International Equity Fund’s Class Z shares returned –24.82% in the 12-month reporting period that ended October 31, 2022, slightly underperforming the – 24.73% return of the MSCI All Country World ex-US Index (the Index).

What were the market conditions?

•	Following sharp equity declines in the first half of 2022, global stock markets rebounded early in the third quarter, but generally gave back most of their gains by the end of the reporting period.

•

The persistence of widespread inflationary pressures and global central bank policy tightening remained at the forefront of investor concerns throughout the period, with geopolitical complications, including the prolonged Russia-Ukraine conflict and uncertainty surrounding China’s growth prospects, amplifying recession fears. Amid this challenging environment, the Fund’s allocation and selection factors performed relatively well overall. Performance for value and top-down measures improved considerably during the third quarter of 2022, particularly among small caps, for which August proved exceedingly difficult. Growth was the best-performing component by far, while quality measures failed to gain traction and struggled.

•

In absolute terms, large-cap stocks outpaced small-cap stocks in developed markets (represented by the EAFE and World regions in the MSCI universe) for the month, year-to-date, and one-year periods. The third quarter of 2022 was the exception; the MSCI World Index underperformed the MSCI World Small Cap Index on the back of outperformance of small caps in the US, particularly in the information technology, communication services, and healthcare sectors. In emerging markets, small caps beat large caps across all time periods.

•	By the end of the period, inflation had not declined as expected, and central banks became increasingly hawkish.

What worked?

•	A shift away from the consumer discretionary, financials, and energy sectors in China, along with a tilt toward the energy sector in Brazil, bolstered the Fund’s performance relative to the Index.

•

Favoring reasonably priced, high-quality companies in the energy and utilities sectors also contributed positively to the Fund’s relative returns, as did a shift away from expensive, low-quality companies in the consumer discretionary and communication services sectors.

What didn’t work?

•	Exposure to Russian financials and utilities amid the Russia-Ukraine conflict slightly detracted from the Fund’s results relative to the Index.

•	Favoring high-quality and high-growth consumer discretionary and healthcare companies further undermined the Fund’s relative performance.

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Did the Fund use derivatives?

The Fund held fully collateralized index futures during the period that were used for cash-management purposes. They had a negligible impact on performance.

Current outlook

•

While equities have already experienced the type of declines one might expect from a mild recession, still-larger declines remain a real possibility given the odds of monetary policy over-tightening (and thus more significant economic contraction) in the current inflationary environment.

•

The US economy suffered two consecutive quarters of negative GDP growth in the first half of 2022, but these negative numbers could be revised upward. For this and other reasons, PGIM Quantitative Solutions does not believe that 2022 will constitute an “official” US recession. However, given the current high level of inflation and the low unemployment rate, it appears unlikely the US will make it through the Federal Reserve’s hiking cycle without a recession. At the same time, PGIM Quantitative Solutions sees little evidence that a recession is imminent and thinks the recession could occur later rather than sooner.

•

Measured inflation remains high in most major developed economies and did not decline as expected late in the reporting period, even as weaker commodity prices relieved some pressure. Japan remains the exception, with inflation still running at reasonable (albeit elevated) rates. In the Eurozone, the economy is wilting under the pressure of rising natural gas and electricity prices stemming from disruptions related to Russia’s ongoing war in Ukraine. More dire outcomes are possible should Russia permanently cut off gas flows to the Eurozone.

•

China’s economy continues to be hobbled by ongoing COVID-19 restrictions and the country’s real estate bust (and associated deleveraging). A host of structural problems—political, economic, geopolitical, and demographic—plague China’s long-term growth prospects.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Quant Solutions International Equity Fund    9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Quant Solutions International Equity Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 844.60	1.58%	$ 7.35

	Hypothetical	$1,000.00	$1,017.24	1.58%	$ 8.03

Class C	Actual	$1,000.00	$ 840.30	2.81%	$13.03

	Hypothetical	$1,000.00	$1,011.04	2.81%	$14.24

Class Z	Actual	$1,000.00	$ 847.40	1.07%	$ 4.98

	Hypothetical	$1,000.00	$1,019.81	1.07%	$ 5.45

Class R6	Actual	$1,000.00	$ 847.60	0.78%	$ 3.63

	Hypothetical	$1,000.00	$1,021.27	0.78%	$ 3.97

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Quant Solutions International Equity Fund    11

Schedule of Investments

as of October 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 97.1%

COMMON STOCKS 94.3%

Australia 4.5%

Aristocrat Leisure Ltd.	31,410	$745,547
Australia & New Zealand Banking Group Ltd.	23,532	385,542
BHP Group Ltd.	7,768	186,589
BlueScope Steel Ltd.	17,635	177,584
Commonwealth Bank of Australia	4,100	274,892
Fortescue Metals Group Ltd.	18,396	173,309
Genworth Mortgage Insurance Australia Ltd.	486,518	844,520
Glencore PLC	86,620	496,599
Goodman Group, REIT	88,860	966,860
JB Hi-Fi Ltd.	15,765	432,150
Macquarie Group Ltd.	4,335	470,273
National Australia Bank Ltd.	24,776	514,648
Nine Entertainment Co. Holdings Ltd.	102,648	135,559
Rio Tinto Ltd.	3,134	177,853
Sonic Healthcare Ltd.	45,137	944,965
West African Resources Ltd.*	297,147	196,752
Whitehaven Coal Ltd.	14,900	86,551
WiseTech Global Ltd.	4,005	148,117
Woodside Energy Group Ltd.	4,867	112,518
Woolworths Group Ltd.	4,704	99,338

		7,570,166

Belgium 0.2%

Ageas SA/NV	1,920	66,467
Solvay SA	1,715	154,763
Tessenderlo Group SA*	3,385	102,599

		323,829

Brazil 2.0%

Banco do Brasil SA	156,200	1,120,963
Centrais Eletricas Brasileiras SA	8,800	85,027
Cia de Saneamento do Parana, UTS	54,900	203,211
CPFL Energia SA	42,000	288,239
Marfrig Global Foods SA	53,100	109,788
Petroleo Brasileiro SA	33,100	212,934
Suzano SA	49,400	509,254
Vale SA	23,200	301,009
Yara International ASA	11,967	534,105

		3,364,530

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    13

Schedule of Investments   (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Canada 7.6%

Alimentation Couche-Tard, Inc.	14,000	$626,858
ARC Resources Ltd.	5,800	81,656
Aritzia, Inc.*	29,200	1,132,549
Artis Real Estate Investment Trust, REIT	69,200	485,088
Brookfield Asset Management, Inc. (Class A Stock)	13,800	546,490
Canadian Natural Resources Ltd.	9,600	575,782
Canfor Corp.*	52,900	794,849
CGI, Inc.*	13,500	1,087,452
Dollarama, Inc.	6,200	368,400
ECN Capital Corp.	134,000	404,257
Element Fleet Management Corp.	69,500	925,918
Fairfax Financial Holdings Ltd.	1,500	736,694
George Weston Ltd.	5,500	605,369
Gildan Activewear, Inc.	7,700	242,979
Imperial Oil Ltd.	9,600	522,227
Loblaw Cos. Ltd.	12,900	1,056,922
National Bank of Canada	1,900	129,368
Nutrien Ltd.	1,500	126,741
Onex Corp.	4,900	246,628
Royal Bank of Canada	1,500	138,786
Russel Metals, Inc.	6,100	126,357
Suncor Energy, Inc.	43,000	1,479,047
TMX Group Ltd.	1,600	153,828
Toronto-Dominion Bank (The)	1,200	76,800
West Fraser Timber Co. Ltd.	900	67,575

		12,738,620

Chile 0.0%

Cencosud SA	53,740	72,245

China 7.1%

Alibaba Group Holding Ltd.*	38,800	301,666
Bank of China Ltd. (Class H Stock)	759,000	244,457
Bank of Communications Co. Ltd. (Class H Stock)	224,000	109,294
Bank of Jiangsu Co. Ltd. (Class A Stock)	65,100	61,462
Bank of Shanghai Co. Ltd. (Class A Stock)	315,700	240,298
Beijing Enterprises Holdings Ltd.	30,000	76,107
BYD Co. Ltd. (Class H Stock)	40,500	907,327
China BlueChemical Ltd. (Class H Stock)	1,792,000	342,056
China CITIC Bank Corp. Ltd. (Class H Stock)	402,000	151,537
China Construction Bank Corp. (Class H Stock)	787,000	417,652
China Medical System Holdings Ltd.	386,000	421,869
China Shenhua Energy Co. Ltd. (Class H Stock)	272,000	714,506

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

China (cont’d.)

China Tower Corp. Ltd. (Class H Stock), 144A	2,296,000	$207,731
Chlitina Holding Ltd.	105,000	479,868
Chongqing Rural Commercial Bank Co. Ltd. (Class A Stock)	360,000	171,332
Chow Tai Fook Jewellery Group Ltd.	607,000	1,039,230
CITIC Ltd.	926,000	828,626
COSCO SHIPPING Holdings Co. Ltd. (Class H Stock)	152,300	164,129
CSPC Pharmaceutical Group Ltd.	84,000	86,282
Daqo New Energy Corp., ADR*	1,100	48,389
Greentown Management Holdings Co. Ltd., 144A	340,000	194,644
Hello Group, Inc., ADR	16,200	76,140
Henan Shenhuo Coal & Power Co. Ltd. (Class A Stock)	29,400	56,255
Industrial Bank Co. Ltd. (Class A Stock)	119,500	245,210
Inner Mongolia Yitai Coal Co. Ltd. (Class B Stock)	52,000	73,580
Lenovo Group Ltd.	192,000	153,448
Metallurgical Corp. of China Ltd. (Class A Stock)	502,900	197,772
NetEase, Inc.	17,400	193,057
PetroChina Co. Ltd. (Class H Stock)	172,000	65,795
PICC Property & Casualty Co. Ltd. (Class H Stock)	160,000	147,570
Pinduoduo, Inc., ADR*	15,000	822,450
Ping An Bank Co. Ltd. (Class A Stock)	94,600	133,585
Shaanxi Coal Industry Co. Ltd. (Class A Stock)	95,300	257,661
Shanghai International Port Group Co. Ltd. (Class A Stock)	348,600	245,951
SITC International Holdings Co. Ltd.	26,000	42,583
TBEA Co. Ltd. (Class A Stock)	76,000	211,863
Tencent Holdings Ltd.	19,900	522,908
Tencent Music Entertainment Group, ADR*	16,800	60,648
Vipshop Holdings Ltd., ADR*	7,200	50,184
Wilmar International Ltd.	385,200	1,055,276
Xiamen C & D, Inc. (Class A Stock)	101,400	165,944
Yankuang Energy Group Co. Ltd. (Class H Stock)	16,000	44,984

		12,031,326

Denmark 1.7%

AP Moller - Maersk A/S (Class B Stock)	546	1,140,688
D/S Norden A/S	3,799	196,617
Novo Nordisk A/S (Class B Stock)	9,442	1,026,641
Scandinavian Tobacco Group A/S, 144A	25,822	432,536

		2,796,482

Finland 1.6%

Kesko OYJ (Class B Stock)	3,540	68,891
Nokia OYJ	153,465	681,986

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    15

Schedule of Investments   (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Finland (cont’d.)

Nordea Bank Abp	74,128	$708,109
Sampo OYJ (Class A Stock)	28,940	1,323,361

		2,782,347

France 7.3%

AXA SA	20,372	503,085
Capgemini SE	5,874	962,695
Cie de Saint-Gobain	28,092	1,148,428
Coface SA	34,576	384,906
Dassault Systemes SE	22,889	767,211
Edenred	3,223	165,231
Eiffage SA	712	64,380
Engie SA	106,266	1,380,753
Hermes International	905	1,171,419
Ipsen SA	7,043	723,794
Klepierre SA, REIT*	3,440	69,138
L’Oreal SA	533	167,364
LVMH Moet Hennessy Louis Vuitton SE	2,236	1,410,905
Publicis Groupe SA	19,555	1,095,166
Sanofi	21,641	1,862,378
Thales SA	700	89,026
Vinci SA	4,266	392,630

		12,358,509

Georgia 0.1%

Bank of Georgia Group PLC	5,808	141,713

Germany 2.9%

AURELIUS Equity Opportunities SE & Co. KGaA	4,239	89,630
Bayer AG	14,740	775,045
Brenntag SE	1,296	78,637
Commerzbank AG*	8,316	66,442
Deutsche Bank AG	72,366	689,774
Deutsche Telekom AG	45,604	860,798
E.ON SE	126,081	1,055,802
Infineon Technologies AG	10,743	260,684
Merck KGaA	6,537	1,065,303

		4,942,115

Greece 0.2%

Eurobank Ergasias Services and Holdings SA*	78,880	77,870

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Greece (cont’d.)

Hellenic Telecommunications Organization SA	11,079	$173,991
National Bank of Greece SA*	19,800	71,741

		323,602

Hong Kong 1.6%

CK Asset Holdings Ltd.	148,500	820,993
Jardine Matheson Holdings Ltd.	21,500	990,462
Orient Overseas International Ltd.	14,500	211,890
WH Group Ltd., 144A	1,223,000	617,629

		2,640,974

India 3.5%

Bajaj Consumer Care Ltd.	56,741	109,295
Bharat Electronics Ltd.	63,780	82,309
Cipla Ltd.	4,640	65,466
Coal India Ltd.	28,200	83,714
Divi’s Laboratories Ltd.	1,414	61,679
GAIL India Ltd.	622,608	686,306
HCL Technologies Ltd.	14,966	188,401
Hindalco Industries Ltd.	30,775	150,769
ITC Ltd.	19,900	83,905
Mahindra & Mahindra Ltd.	34,312	560,007
National Aluminium Co. Ltd.	97,975	83,063
NTPC Ltd.	389,699	815,767
Page Industries Ltd.	313	188,298
Power Grid Corp. of India Ltd.	420,298	1,159,634
Sun Pharmaceutical Industries Ltd.	41,444	509,213
Tata Steel Ltd.	873,530	1,071,396

		5,899,222

Indonesia 0.9%

Adaro Energy Indonesia Tbk PT	260,000	66,331
Astra International Tbk PT	2,359,100	1,008,116
Bank Mandiri Persero Tbk PT	132,000	89,173
First Pacific Co. Ltd.	902,000	238,854
Indo Tambangraya Megah Tbk PT	30,000	86,420

		1,488,894

Israel 1.3%

Bank Hapoalim BM	9,728	93,771
Bank Leumi Le-Israel BM	128,108	1,222,117

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    17

Schedule of Investments   (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Israel (cont’d.)

Bezeq The Israeli Telecommunication Corp. Ltd.	468,820	$829,922
Check Point Software Technologies Ltd.*	900	116,307

		2,262,117

Italy 1.1%

Eni SpA	96,357	1,265,527
Ferrari NV	1,120	220,795
Moncler SpA	1,662	71,706
Poste Italiane SpA, 144A	25,720	224,131

		1,782,159

Japan 11.5%

Astellas Pharma, Inc.	13,400	184,896
BML, Inc.	7,000	158,238
Bridgestone Corp.	4,500	162,749
Chugai Pharmaceutical Co. Ltd.	34,800	806,381
Citizen Watch Co. Ltd.	21,600	90,714
Cosmo Energy Holdings Co. Ltd.	3,100	79,854
Dai-ichi Life Holdings, Inc.	80,000	1,270,620
Dentsu Group, Inc.	2,100	65,317
Digital Garage, Inc.	17,400	416,638
Fast Retailing Co. Ltd.	800	445,713
Fujikura Ltd.	60,600	358,811
GMO internet group, Inc.	7,800	134,479
GungHo Online Entertainment, Inc.	29,400	434,565
Hitachi Construction Machinery Co. Ltd.	8,700	170,207
Honda Motor Co. Ltd.	3,500	79,809
Information Services International-Dentsu Ltd.	5,400	165,157
Inpex Corp.	106,500	1,074,840
ITOCHU Corp.	41,000	1,059,627
Japan Steel Works Ltd. (The)	4,100	84,659
Japan Tobacco, Inc.	59,100	989,774
Jeol Ltd.	2,300	84,164
Koshidaka Holdings Co. Ltd.	39,600	297,610
Makino Milling Machine Co. Ltd.	2,800	86,516
Marubeni Corp.	114,700	1,004,074
Mitsubishi Motors Corp.*	23,400	78,828
Mitsui & Co. Ltd.	63,500	1,405,203
MIXI, Inc.	5,000	78,385
Mizuno Corp.	7,800	133,535
MS&AD Insurance Group Holdings, Inc.	39,000	1,032,767
NGK Spark Plug Co. Ltd.	10,100	184,265
NTT Data Corp.	70,200	1,016,767

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

Olympus Corp.	5,900	$124,398
Ono Pharmaceutical Co. Ltd.	3,000	70,601
ORIX Corp.	9,800	143,939
Pacific Metals Co. Ltd.	5,600	69,164
Rohm Co. Ltd.	2,000	140,529
Sankyo Co. Ltd.	2,400	79,252
Seiko Epson Corp.	29,400	399,139
Shimano, Inc.	600	92,846
Shin-Etsu Chemical Co. Ltd.	3,100	322,183
Shionogi & Co. Ltd.	2,500	116,093
SMC Corp.	2,400	963,365
Sompo Holdings, Inc.	22,000	917,231
Sumitomo Corp.	79,500	1,010,745
Takeuchi Manufacturing Co. Ltd.	5,000	100,835
TIS, Inc.	2,600	70,101
Toridoll Holdings Corp.	43,100	838,031
Toyota Motor Corp.	13,665	189,597
Transcosmos, Inc.	4,400	101,153

		19,384,364

Kuwait 0.1%

Humansoft Holding Co. KSC	15,331	166,414
Mobile Telecommunications Co. KSCP	37,040	71,594

		238,008

Luxembourg 0.5%

ArcelorMittal SA	35,566	795,030
Eurofins Scientific SE	1,051	67,280

		862,310

Malaysia 0.6%

Petronas Chemicals Group Bhd	503,600	928,450
Telekom Malaysia Bhd	56,700	66,686

		995,136

Netherlands 4.5%

Arcadis NV	5,125	173,928
ASML Holding NV	1,296	607,937
Heineken Holding NV	1,000	68,234
Heineken NV	2,109	176,174
Koninklijke Ahold Delhaize NV	50,420	1,406,128

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    19

Schedule of Investments   (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Netherlands (cont’d.)

Koninklijke KPN NV	250,955	$701,948
NN Group NV	24,552	1,039,592
OCI NV	1,720	65,786
Shell PLC	78,203	2,166,349
Wolters Kluwer NV	10,938	1,162,257

		7,568,333

New Zealand 0.0%

Spark New Zealand Ltd.	27,980	83,290

Nigeria 0.1%

Airtel Africa PLC, 144A	196,328	254,128

Norway 1.8%

DNB Bank ASA	59,436	1,051,237
Elkem ASA, 144A*	92,160	306,179
Equinor ASA	36,343	1,324,111
Gjensidige Forsikring ASA	3,580	65,438
Kongsberg Gruppen ASA	2,325	83,375
Mowi ASA	3,240	48,360
Norsk Hydro ASA	11,020	69,936
Orkla ASA	9,360	63,135

		3,011,771

Peru 0.0%

Credicorp Ltd.	500	73,180

Portugal 0.0%

Sonae SGPS SA	81,802	78,562

Qatar 0.7%

Industries Qatar QSC	247,955	1,073,402

Ooredoo QPSC	35,300	94,639

		1,168,041

Russia 0.0%

Inter RAO UES PJSC^	13,660,000	22
LUKOIL PJSC^	14,283	—
Polyus PJSC*^	1,450	—

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

Russia (cont’d.)

Rosneft Oil Co. PJSC^	155,425	$—
Sberbank of Russia PJSC*^	366,709	1

		23

Saudi Arabia 0.7%

SABIC Agri-Nutrients Co.	26,782	1,131,591
Sahara International Petrochemical Co.	5,740	61,796

		1,193,387

Singapore 2.1%

DBS Group Holdings Ltd.	64,300	1,554,537
Oversea-Chinese Banking Corp. Ltd.	128,800	1,105,631
STMicroelectronics NV	25,806	802,411

		3,462,579

South Africa 0.2%

African Rainbow Minerals Ltd.	5,680	79,986
Sasol Ltd.	7,752	130,312
Sibanye Stillwater Ltd.	34,200	80,104

		290,402

South Korea 4.4%

BNK Financial Group, Inc.	38,013	170,826
Cheil Worldwide, Inc.	18,513	317,226
DB Insurance Co. Ltd.	12,339	486,970
Doosan Bobcat, Inc.	3,040	71,346
GOLFZON Co. Ltd.	962	77,725
GS Holdings Corp.	4,817	155,375
Hana Financial Group, Inc.	36,077	1,043,036
Hyundai Mobis Co. Ltd.	1,097	168,257
KB Financial Group, Inc.	2,955	99,433
Kia Corp.	21,889	1,017,199
LG Energy Solution Ltd.*	240	88,805
LG Innotek Co. Ltd.	2,272	471,359
MegaStudyEdu Co. Ltd.	5,911	355,222
POSCO Holdings, Inc.	5,676	989,275
Samsung C&T Corp.	780	64,749
Samsung Electronics Co. Ltd.	17,996	748,991
Samsung Fire & Marine Insurance Co. Ltd.	868	121,737
SD Biosensor, Inc.	6,750	139,647
Shinhan Financial Group Co. Ltd.	19,321	491,073

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    21

Schedule of Investments   (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

South Korea (cont’d.)

SK, Inc.	440	$65,933
Webzen, Inc.*	6,425	67,264
Woori Financial Group, Inc.	17,655	145,689

		7,357,137

Spain 0.8%

Amadeus IT Group SA*	3,762	196,208
Endesa SA	4,105	68,587
Industria de Diseno Textil SA	45,381	1,030,067

		1,294,862

Sweden 1.5%

Atlas Copco AB (Class A Stock)	21,655	231,129
Atlas Copco AB (Class B Stock)	14,008	135,474
Epiroc AB (Class A Stock)	4,600	70,419
Evolution AB, 144A	1,408	131,342
Investor AB (Class A Stock)	4,011	68,206
Inwido AB	9,354	84,027
Nibe Industrier AB (Class B Stock)	8,525	68,002
Securitas AB (Class B Stock)	7,680	62,752
Skandinaviska Enskilda Banken AB (Class A Stock)	43,415	457,741
Swedbank AB (Class A Stock)	46,708	696,325
Volvo AB (Class B Stock)	33,610	550,093

		2,555,510

Switzerland 2.4%

Bucher Industries AG	530	178,698
Cie Financiere Richemont SA (Class A Stock)	4,685	457,882
Kuehne + Nagel International AG	4,721	1,004,942
Novartis AG	16,873	1,364,870
UBS Group AG	27,492	435,862
Zurich Insurance Group AG	1,323	563,828

		4,006,082

Taiwan 4.0%

Chunghwa Telecom Co. Ltd.	25,000	86,198
Compeq Manufacturing Co. Ltd.	382,000	516,055
E Ink Holdings, Inc.	62,000	393,959
Evergreen Marine Corp. Taiwan Ltd.	134,000	570,077
Gold Circuit Electronics Ltd.	109,600	290,051
Hon Hai Precision Industry Co. Ltd.	104,000	330,312

See Notes to Financial Statements.

22

Description	Shares	Value

COMMON STOCKS (Continued)

Taiwan (cont’d.)

Taita Chemical Co. Ltd.	200,130	$123,319
Taiwan Semiconductor Manufacturing Co. Ltd.	258,000	3,101,730
Unimicron Technology Corp.	12,000	46,108
United Microelectronics Corp.*	783,000	941,527
Yang Ming Marine Transport Corp.	171,000	318,339

		6,717,675

Thailand 0.1%

AP Thailand PCL	432,400	111,391
Chularat Hospital PCL	744,400	69,254

		180,645

Turkey 2.0%

Haci Omer Sabanci Holding A/S	616,137	1,109,606
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S (Class D Stock)	611,960	393,264
KOC Holding A/S	147,500	440,009
Koza Anadolu Metal Madencilik Isletmeleri A/S*	398,039	681,458
Mavi Giyim Sanayi Ve Ticaret A/S (Class B Stock), 144A	22,420	105,021
Turk Hava Yollari AO*	63,755	347,004
Turkiye Is Bankasi A/S (Class C Stock)	572,000	286,543

		3,362,905

Ukraine 0.0%

Ferrexpo PLC	63,241	74,174

United Arab Emirates 0.6%

Dubai Islamic Bank PJSC	41,500	65,747
Emaar Properties PJSC	542,284	895,179

		960,926

United Kingdom 7.3%

3i Group PLC	54,887	731,006
AstraZeneca PLC	3,469	407,025
BAE Systems PLC	25,760	240,948
Barclays PLC	665,522	1,130,891
British American Tobacco PLC	45,782	1,808,090
Burberry Group PLC	3,560	74,180
Compass Group PLC	15,334	322,962
Greggs PLC	6,838	158,515
Haleon PLC*	67,548	207,133

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    23

Schedule of Investments   (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

United Kingdom (cont’d.)

Imperial Brands PLC	56,338	$1,372,343
Informa PLC	12,213	77,820
JD Sports Fashion PLC	152,802	170,746
Lloyds Banking Group PLC	2,378,872	1,142,497
Morgan Sindall Group PLC	5,863	103,453
NatWest Group PLC	375,878	1,012,354
Reckitt Benckiser Group PLC	5,922	393,008
Safestore Holdings PLC, REIT	32,233	333,947
Smiths Group PLC	8,755	156,824
SSE PLC	9,243	165,181
Unilever PLC	30,921	1,405,494
WPP PLC	105,496	928,381

		12,342,798

United States 4.8%

Computershare Ltd.	4,326	70,030
GSK PLC	87,086	1,426,564
JBS SA	195,200	943,596
Nestle SA	13,850	1,507,694
Roche Holding AG	9,012	2,990,165
Stellantis NV	88,724	1,197,027

		8,135,076

TOTAL COMMON STOCKS (cost $176,940,231)		159,170,154

EXCHANGE-TRADED FUND 1.0%

United States

iShares MSCI EAFE ETF(a) (cost $1,644,987)	28,200	1,672,542

PREFERRED STOCKS 1.8%

Brazil 1.5%

Cia Energetica de Minas Gerais (PRFC)	389,469	856,523
Cia Paranaense de Energia (PRFC B)	232,000	332,808
Gerdau SA (PRFC)	16,000	79,822
Petroleo Brasileiro SA (PRFC)	215,200	1,241,498

		2,510,651

See Notes to Financial Statements.

24

Description	Shares	Value

PREFERRED STOCKS (Continued)

Germany 0.1%

Porsche Automobil Holding SE (PRFC)	3,538	$197,676

South Korea 0.2%

Samsung Electronics Co. Ltd. (PRFC)	7,571	282,943

TOTAL PREFERRED STOCKS (cost $2,451,960)		2,991,270

TOTAL LONG-TERM INVESTMENTS (cost $181,037,178)		163,833,966

SHORT-TERM INVESTMENTS 2.8%

AFFILIATED MUTUAL FUND 1.0%
PGIM Institutional Money Market Fund (cost $1,713,796; includes $1,710,408 of cash collateral for securities on loan)(b)(wa)	1,715,341	1,713,797

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) 0.3%
U.S. Treasury Bills (cost $448,273)	3.163%	12/15/22	450	448,069

			Shares

UNAFFILIATED FUND 1.5%
Dreyfus Government Cash Management (Institutional Shares) (cost $2,499,133)			2,499,133	2,499,133

TOTAL SHORT-TERM INVESTMENTS (cost $4,661,202)				4,660,999

TOTAL INVESTMENTS 99.9% (cost $185,698,380)				168,494,965
Other assets in excess of liabilities(z) 0.1%				196,600

NET ASSETS 100.0%				$168,691,565

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    25

Schedule of Investments   (continued)

as of October 31, 2022

ADR—American Depositary Receipt

EAFE—Europe, Australasia, Far East

ETF—Exchange-Traded Fund

GS—Goldman Sachs & Co. LLC

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

PJSC—Public Joint-Stock Company

PRFC—Preference Shares

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

UTS—Unit Trust Security

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $23 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,660,680; cash collateral of $1,710,408 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at October 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
47	Mini MSCI EAFE Index	Dec. 2022	$4,126,365	$198,446
37	Mini MSCI Emerging Markets Index	Dec. 2022	1,579,160	(159,697)

				$38,749

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
GS	$—	$448,069

See Notes to Financial Statements.

26

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$7,570,166	$—
Belgium	—	323,829	—
Brazil	2,830,425	534,105	—
Canada	12,738,620	—	—
Chile	—	72,245	—
China	1,057,811	10,973,515	—
Denmark	—	2,796,482	—
Finland	—	2,782,347	—
France	—	12,358,509	—
Georgia	—	141,713	—
Germany	—	4,942,115	—
Greece	—	323,602	—
Hong Kong	—	2,640,974	—
India	—	5,899,222	—
Indonesia	—	1,488,894	—
Israel	116,307	2,145,810	—
Italy	—	1,782,159	—
Japan	—	19,384,364	—
Kuwait	—	238,008	—
Luxembourg	—	862,310	—
Malaysia	—	995,136	—
Netherlands	—	7,568,333	—
New Zealand	—	83,290	—
Nigeria	—	254,128	—
Norway	—	3,011,771	—
Peru	73,180	—	—
Portugal	—	78,562	—
Qatar	—	1,168,041	—
Russia	—	—	23
Saudi Arabia	—	1,193,387	—
Singapore	—	3,462,579	—
South Africa	—	290,402	—

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    27

Schedule of Investments   (continued)

as of October 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
South Korea	$—	$7,357,137	$—
Spain	—	1,294,862	—
Sweden	—	2,555,510	—
Switzerland	—	4,006,082	—
Taiwan	—	6,717,675	—
Thailand	—	180,645	—
Turkey	—	3,362,905	—
Ukraine	—	74,174	—
United Arab Emirates	—	960,926	—
United Kingdom	—	12,342,798	—
United States	943,596	7,191,480	—
Exchange-Traded Fund
United States	1,672,542	—	—
Preferred Stocks
Brazil	2,510,651	—	—
Germany	—	197,676	—
South Korea	—	282,943	—
Short-Term Investments
Affiliated Mutual Fund	1,713,797	—	—
U.S. Treasury Obligation	—	448,069	—
Unaffiliated Fund	2,499,133	—	—

Total	$26,156,062	$142,338,880	$23

Other Financial Instruments*
Assets
Futures Contracts	$198,446	$—	$—

Liabilities
Futures Contracts	$(159,697)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2022 were as follows:

Banks	11.1%
Pharmaceuticals	8.2
Oil, Gas & Consumable Fuels	6.8
Insurance	5.1

Metals & Mining	3.8%
Semiconductors & Semiconductor Equipment	3.6
Automobiles	3.0
Tobacco	2.9

See Notes to Financial Statements.

28

Industry Classification (continued):

Trading Companies & Distributors	2.8%
Food Products	2.7
Chemicals	2.7
IT Services	2.6
Specialty Retail	2.5
Food & Staples Retailing	2.3
Industrial Conglomerates	2.2
Textiles, Apparel & Luxury Goods	2.2
Marine	2.1
Capital Markets	2.1
Diversified Telecommunication Services	1.8
Electric Utilities	1.8
Machinery	1.7
Media	1.7
Unaffiliated Fund	1.5
Hotels, Restaurants & Leisure	1.5
Multi-Utilities	1.4
Personal Products	1.4
Electronic Equipment, Instruments & Components	1.3
Equity Real Estate Investment Trusts (REITs)	1.1
Real Estate Management & Development	1.1
Affiliated Mutual Fund (1.0% represents investments purchased with collateral from securities on loan)	1.0
Exchange-Traded Fund	1.0
Technology Hardware, Storage & Peripherals	0.9
Diversified Financial Services	0.9
Paper & Forest Products	0.8
Building Products	0.8
Internet & Direct Marketing Retail	0.7
Health Care Providers & Services	0.7
Professional Services	0.7
Software	0.7

Construction & Engineering	0.6%
Thrifts & Mortgage Finance	0.5
Independent Power & Renewable Electricity Producers	0.5
Gas Utilities	0.5
Entertainment	0.4
Communications Equipment	0.4
Electrical Equipment	0.4
Interactive Media & Services	0.4
Diversified Consumer Services	0.3
Auto Components	0.3
Aerospace & Defense	0.3
U.S. Treasury Obligation	0.3
Leisure Products	0.3
Health Care Equipment & Supplies	0.3
Household Products	0.2
Multiline Retail	0.2
Airlines	0.2
Transportation Infrastructure	0.2
Beverages	0.2
Wireless Telecommunication Services	0.1
Water Utilities	0.1
Life Sciences Tools & Services	0.0	*
Commercial Services & Supplies	0.0	*

	99.9
Other assets in excess of liabilities	0.1

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2022 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    29

Schedule of Investments   (continued)

as of October 31, 2022

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Due from/to broker-variation margin futures	$198,446	*	Due from/to broker-variation margin futures	$159,697	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(1,502,773)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$120,294

For the year ended October 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$5,531,108

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2022.
(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

See Notes to Financial Statements.

30

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$1,660,680	$(1,660,680)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    31

Statement of Assets and Liabilities

as of October 31, 2022

Assets

Investments at value, including securities on loan of $1,660,680:
Unaffiliated investments (cost $183,984,584)	$166,781,168
Affiliated investments (cost $1,713,796)	1,713,797
Foreign currency, at value (cost $1,568,206)	1,569,133
Receivable for investments sold	5,572,572
Tax reclaim receivable	864,935
Dividends and interest receivable	385,301
Receivable for Fund shares sold	199,419
Foreign capital gains tax benefit accrued	294
Prepaid expenses	1,797

Total Assets	177,088,416

Liabilities

Payable for investments purchased	5,727,900
Payable to broker for collateral for securities on loan	1,710,408
Payable for Fund shares purchased	578,887
Accrued expenses and other liabilities	159,405
Management fee payable	73,868
Affiliated transfer agent fee payable	71,627
Due to broker—variation margin futures	42,410
Distribution fee payable	31,148
Directors’ fees payable	1,198

Total Liabilities	8,396,851

Net Assets	$168,691,565

Net assets were comprised of:
Common stock, at par	$292
Paid-in capital in excess of par	201,618,665
Total distributable earnings (loss)	(32,927,392)

Net assets, October 31, 2022	$168,691,565

See Notes to Financial Statements.

32

Class A

Net asset value and redemption price per share, ($119,053,039 ÷ 20,662,278 shares of common stock issued and outstanding)	$5.76
Maximum sales charge (5.50% of offering price)	0.34

Maximum offering price to public	$6.10

Class C

Net asset value, offering price and redemption price per share, ($1,319,492 ÷ 243,602 shares of common stock issued and outstanding)	$5.42

Class Z

Net asset value, offering price and redemption price per share, ($11,634,955 ÷ 1,995,276 shares of common stock issued and outstanding)	$5.83

Class R6

Net asset value, offering price and redemption price per share, ($36,684,079 ÷ 6,275,747 shares of common stock issued and outstanding)	$5.85

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    33

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $1,002,624 foreign withholding tax)	$8,997,332
Income from securities lending, net (including affiliated income of $4,028)	18,395
Interest income	4,755
Affiliated dividend income	922

Total income	9,021,404

Expenses
Management fee	1,629,471
Distribution fee(a)	465,796
Transfer agent’s fees and expenses (including affiliated expense of $377,464)(a)	635,653
Custodian and accounting fees	168,010
Shareholders’ reports	59,736
Registration fees(a)	56,888
Audit fee	30,600
Legal fees and expenses	25,258
Directors’ fees	12,784
Miscellaneous	79,349

Total expenses	3,163,545
Less: Fee waiver and/or expense reimbursement(a)	(330,703)

Net expenses	2,832,842

Net investment income (loss)	6,188,562

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(422)) (net of foreign capital gains taxes $(29,429))	(17,542,112)
Futures transactions	(1,502,773)
Foreign currency transactions	(409,286)

(19,454,171)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1) (net of change in foreign capital gains taxes $188,033)	(47,621,210)
Futures	120,294
Foreign currencies	(97,812)

(47,598,728)

Net gain (loss) on investment and foreign currency transactions	(67,052,899)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(60,864,337)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	446,502	19,294	—	—
Transfer agent’s fees and expenses	594,295	9,902	28,365	3,091
Registration fees	18,950	8,386	11,096	18,456
Fee waiver and/or expense reimbursement	(211,784)	(2,746)	(21,960)	(94,213)

See Notes to Financial Statements.

34

Statements of Changes in Net Assets

	Year Ended October 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$6,188,562	$5,322,646
Net realized gain (loss) on investment and foreign currency transactions	(19,454,171)	30,688,248
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(47,598,728)	16,233,145

Net increase (decrease) in net assets resulting from operations	(60,864,337)	52,244,039

Dividends and Distributions
Distributions from distributable earnings
Class A	(17,710,432)	(2,396,047)
Class C	(215,704)	(9,676)
Class Z	(1,681,493)	(272,737)
Class R6	(6,297,350)	(439,796)

	(25,904,979)	(3,118,256)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	21,038,306	61,325,609
Net asset value of shares issued in reinvestment of dividends and distributions	25,597,840	3,075,128
Cost of shares purchased	(46,108,812)	(40,318,009)

Net increase (decrease) in net assets from Fund share transactions	527,334	24,082,728

Total increase (decrease)	(86,241,982)	73,208,511

Net Assets:

Beginning of year	254,933,547	181,725,036

End of year	$168,691,565	$254,933,547

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    35

Financial Highlights

Class A Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.59	$6.74	$7.19	$6.96	$7.95
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.18	0.11	0.15	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.14)	1.78	(0.39)	0.28	(1.00)
Total from investment operations	(1.96)	1.96	(0.28)	0.43	(0.84)
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.11)	(0.17)	(0.17)	(0.15)
Distributions from net realized gains	(0.63)	-	-	(0.03)	-
Total dividends and distributions	(0.87)	(0.11)	(0.17)	(0.20)	(0.15)
Net asset value, end of year	$5.76	$8.59	$6.74	$7.19	$6.96
Total Return(b):	(25.11)%	29.28%	(4.07)%	6.53%	(10.81)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$119,053	$176,479	$147,445	$173,103	$171,326
Average net assets (000)	$148,834	$176,751	$156,952	$172,031	$200,255
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.49%	1.43%	1.47%	1.48%	1.34%
Expenses before waivers and/or expense reimbursement	1.63%	1.55%	1.64%	1.62%	1.47%
Net investment income (loss)	2.65%	2.12%	1.58%	2.19%	2.08%
Portfolio turnover rate(d)	99%	104%	128%	94%	114%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

36

Class C Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.13	$6.38	$6.86	$6.64	$7.60
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.07	0.02	0.07	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.02)	1.71	(0.38)	0.30	(0.97)
Total from investment operations	(1.93)	1.78	(0.36)	0.37	(0.87)
Less Dividends and Distributions:
Dividends from net investment income	(0.15)	(0.03)	(0.12)	(0.12)	(0.09)
Distributions from net realized gains	(0.63)	-	-	(0.03)	-
Total dividends and distributions	(0.78)	(0.03)	(0.12)	(0.15)	(0.09)
Net asset value, end of year	$5.42	$8.13	$6.38	$6.86	$6.64
Total Return(b):	(25.98)%	27.89%	(5.42)%	5.77%	(11.52)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,319	$2,335	$2,381	$2,928	$12,530
Average net assets (000)	$1,929	$2,444	$2,640	$7,163	$15,626
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.73%	2.61%	2.81%	2.25%	2.10%
Expenses before waivers and/or expense reimbursement	2.87%	2.73%	2.98%	2.39%	2.23%
Net investment income (loss)	1.43%	0.84%	0.24%	1.09%	1.32%
Portfolio turnover rate(d)	99%	104%	128%	94%	114%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    37

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.68	$6.81	$7.26	$7.02	$8.02
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.22	0.13	0.18	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.16)	1.79	(0.37)	0.29	(1.02)
Total from investment operations	(1.94)	2.01	(0.24)	0.47	(0.83)
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.14)	(0.21)	(0.20)	(0.17)
Distributions from net realized gains	(0.63)	-	-	(0.03)	-
Total dividends and distributions	(0.91)	(0.14)	(0.21)	(0.23)	(0.17)
Net asset value, end of year	$5.83	$8.68	$6.81	$7.26	$7.02
Total Return(b):	(24.82)%	29.85%	(3.61)%	7.05%	(10.59)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11,635	$16,562	$13,062	$14,753	$13,901
Average net assets (000)	$15,433	$17,429	$12,955	$13,815	$17,055
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.04%	1.01%	1.09%	1.03%	1.00%
Expenses before waivers and/or expense reimbursement	1.18%	1.13%	1.26%	1.17%	1.13%
Net investment income (loss)	3.20%	2.60%	1.97%	2.58%	2.44%
Portfolio turnover rate(d)	99%	104%	128%	94%	114%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Class R6 Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$8.70	$6.83	$7.27	$7.03	$8.04
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.25	0.16	0.21	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.16)	1.78	(0.38)	0.27	(1.03)
Total from investment operations	(1.92)	2.03	(0.22)	0.48	(0.82)
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.16)	(0.22)	(0.21)	(0.19)
Distributions from net realized gains	(0.63)	-	-	(0.03)	-
Total dividends and distributions	(0.93)	(0.16)	(0.22)	(0.24)	(0.19)
Net asset value, end of year	$5.85	$8.70	$6.83	$7.27	$7.03
Total Return(b):	(24.60)%	29.96%	(3.26)%	7.33%	(10.43)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$36,684	$59,558	$18,837	$5,487	$36,552
Average net assets (000)	$51,067	$37,941	$18,273	$23,216	$38,947
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.78%	0.78%	0.78%	0.78%	0.78%
Expenses before waivers and/or expense reimbursement	0.96%	0.94%	1.05%	0.95%	0.95%
Net investment income (loss)	3.38%	2.92%	2.33%	3.06%	2.61%
Portfolio turnover rate(d)	99%	104%	128%	94%	114%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions International Equity Fund    39

Notes to Financial Statements

1.	Organization

Prudential World Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Quant Solutions International Equity Fund (formerly known as PGIM QMA International Equity Fund) (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term growth of capital.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

40

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

PGIM Quant Solutions International Equity Fund    41

Notes to Financial Statements (continued)

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in

42

the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and

PGIM Quant Solutions International Equity Fund    43

Notes to Financial Statements (continued)

such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the Fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the Fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the Fund is

44

included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of PGIM Quantitative Solutions.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.75% of average daily net assets up to $2 billion;	0.75%
0.70% of average daily net assets from $2 billion to $5 billion;
0.69% of average daily net assets over $5 billion

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual

PGIM Quant Solutions International Equity Fund    45

Notes to Financial Statements (continued)

waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	—%

C	—

Z	—

R6	0.78

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.30%

C	1.00	1.00

Z	N/A	N/A

R6	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales

46

charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$26,762	$ 3

C	—	495

PGIM Investments, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$210,074,068	$229,163,303

PGIM Quant Solutions International Equity Fund    47

Notes to Financial Statements (continued)

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$1,978,232	$14,049,552	$16,027,784	$—	$ —	$ —	—	$ 922

PGIM Institutional Money Market Fund(1)(b)(wa)
691,865	42,392,759	41,370,406	1	(422)	1,713,797	1,715,341	4,028(2)
$2,670,097	$56,442,311	$57,398,190	$ 1	$(422)	$1,713,797		$4,950

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund were $7,500,340 of ordinary income and $18,404,639 of long-term capital gains. For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $3,118,256 of ordinary income.

As of October 31, 2022, the accumulated undistributed earnings on a tax basis was $5,741,191 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$187,114,576	$15,384,951	$(33,965,812)	$(18,580,861)

48

The difference between GAAP and tax basis were primarily due to deferred losses on wash sales, investments in passive foreign investment companies, corporate spin-off adjustments and other GAAP to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $20,088,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 10,225,000,000 shares of common stock, $0.00001 par value per share, 700,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	100,000,000
B	5,000,000
C	100,000,000
Z	180,000,000
T	135,000,000
R6	180,000,000

PGIM Quant Solutions International Equity Fund    49

Notes to Financial Statements (continued)

The Fund currently does not have any Class B or Class T shares outstanding.

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	32,665	0.2%
Z	63,274	3.2
R6	3,543,191	56.5

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	12.3%
Unaffiliated	3	32.5

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2022:
Shares sold	404,803	$2,911,633
Shares issued in reinvestment of dividends and distributions	2,336,663	17,408,142
Shares purchased	(2,591,505)	(18,139,350)
Net increase (decrease) in shares outstanding before conversion	149,961	2,180,425
Shares issued upon conversion from other share class(es)	42,923	299,039
Shares purchased upon conversion into other share class(es)	(69,077)	(504,976)
Net increase (decrease) in shares outstanding	123,807	$1,974,488

Year ended October 31, 2021:
Shares sold	522,326	$4,350,877
Shares issued in reinvestment of dividends and distributions	303,876	2,355,040
Shares purchased	(2,142,395)	(17,663,059)
Net increase (decrease) in shares outstanding before conversion	(1,316,193)	(10,957,142)
Shares issued upon conversion from other share class(es)	76,135	638,374
Shares purchased upon conversion into other share class(es)	(83,956)	(687,747)
Net increase (decrease) in shares outstanding	(1,324,014)	$(11,006,515)

50

Share Class	Shares	Amount

Class C
Year ended October 31, 2022:
Shares sold	33,493	$238,119
Shares issued in reinvestment of dividends and distributions	30,506	215,681
Shares purchased	(66,948)	(415,404)
Net increase (decrease) in shares outstanding before conversion	(2,949)	38,396
Shares purchased upon conversion into other share class(es)	(40,820)	(272,886)
Net increase (decrease) in shares outstanding	(43,769)	$(234,490)

Year ended October 31, 2021:
Shares sold	63,864	$500,477
Shares issued in reinvestment of dividends and distributions	1,308	9,676
Shares purchased	(78,344)	(603,675)
Net increase (decrease) in shares outstanding before conversion	(13,172)	(93,522)
Shares purchased upon conversion into other share class(es)	(72,437)	(578,256)
Net increase (decrease) in shares outstanding	(85,609)	$(671,778)

Class Z
Year ended October 31, 2022:
Shares sold	730,314	$5,112,983
Shares issued in reinvestment of dividends and distributions	223,258	1,676,667
Shares purchased	(918,453)	(6,181,648)
Net increase (decrease) in shares outstanding before conversion	35,119	608,002
Shares issued upon conversion from other share class(es)	58,857	440,756
Shares purchased upon conversion into other share class(es)	(5,659)	(33,978)
Net increase (decrease) in shares outstanding	88,317	$1,014,780

Year ended October 31, 2021:
Shares sold	775,378	$6,613,085
Shares issued in reinvestment of dividends and distributions	34,694	270,616
Shares purchased	(312,006)	(2,648,533)
Net increase (decrease) in shares outstanding before conversion	498,066	4,235,168
Shares issued upon conversion from other share class(es)	77,788	642,192
Shares purchased upon conversion into other share class(es)	(587,122)	(5,149,861)
Net increase (decrease) in shares outstanding	(11,268)	$(272,501)

Class R6
Year ended October 31, 2022:
Shares sold	1,776,069	$12,775,571
Shares issued in reinvestment of dividends and distributions	838,529	6,297,350
Shares purchased	(3,192,802)	(21,372,410)
Net increase (decrease) in shares outstanding before conversion	(578,204)	(2,299,489)
Shares issued upon conversion from other share class(es)	10,841	72,045
Net increase (decrease) in shares outstanding	(567,363)	$(2,227,444)

PGIM Quant Solutions International Equity Fund    51

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended October 31, 2021:
Shares sold	5,725,833	$49,861,170
Shares issued in reinvestment of dividends and distributions	56,384	439,796
Shares purchased	(2,282,912)	(19,402,742)
Net increase (decrease) in shares outstanding before conversion	3,499,305	30,898,224
Shares issued upon conversion from other share class(es)	584,743	5,135,298
Net increase (decrease) in shares outstanding	4,084,048	$36,033,522

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2022. The average daily balance for the 12 days that the Fund had loans outstanding during the period was approximately $547,000, borrowed at a weighted average interest rate of 2.92%. The maximum loan outstanding amount during the period was $2,042,000. At October 31, 2022, the Fund did not have an outstanding loan amount.

52

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Core Style Risk: The Fund’s core investment style may subject the Fund to risks of both value and growth investing. The portion of the Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

PGIM Quant Solutions International Equity Fund    53

Notes to Financial Statements (continued)

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

54

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a

PGIM Quant Solutions International Equity Fund    55

Notes to Financial Statements (continued)

group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

56

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Quant Solutions International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Quant Solutions International Equity Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Quant Solutions International Equity Fund    57

Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2022, the Fund reports the maximum amount allowed per share, but not less than $0.63 for Class A, C, Z, and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2022, the Fund reports, the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentage of the ordinary income dividends paid as qualified dividend income (QDI):

Fund	QDI

PGIM Quant Solutions International Equity Fund	92.74%

For the year ended October 31, 2022, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $817,849 foreign tax credit from recognized foreign source income of $11,333,555.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2022.

58

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Quant Solutions International Equity Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Quant Solutions International Equity Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Quant Solutions International Equity Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Quant Solutions International Equity Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Quant Solutions International Equity Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM Quantitative Solutions. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM Quant Solutions International Equity Fund is a series of Prudential World Fund, Inc.

PGIM Quant Solutions International Equity Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM Quantitative Solutions, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Quantitative Solutions. The Board noted that PGIM Quantitative Solutions is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Quantitative Solutions, and also considered the qualifications, backgrounds and responsibilities of PGIM Quantitative Solutions’ portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Quantitative Solutions’ organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and PGIM Quantitative Solutions. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and PGIM Quantitative Solutions.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Quantitative Solutions, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Quantitative Solutions under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Quantitative Solutions

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as

PGIM Quant Solutions International Equity Fund

Approval of Advisory Agreements (continued)

other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Quantitative Solutions were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

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●	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three-, five- and ten-year periods.

●

The Board considered PGIM Investments’ assertions that as the economic impacts related to the COVID-19 pandemic continue to recede and as market conditions normalize, they expect the Fund’s relative returns to improve. The Board further considered PGIM Investment’s assertion that the Fund is continuing to recover its longer-term track record from the underperformance driven by the prolonged downturn in the value style factor from 2018-2020 and that from 2012 through 2017, the Fund’s three-year rolling annualized return was above its benchmark index and peer group.

●	The Board considered that the Fund outperformed its peer group for the first quarter of 2022.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.78% for Class R6 shares through February 28, 2023.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Quant Solutions International Equity Fund

⬛ MAIL 655 Broad Street Newark, NJ 07102	⬛ TELEPHONE (800) 225-1852	⬛ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ●

Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ●

Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ●

Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions	Gateway Center Two
	LLC	100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment	655 Broad Street
	Management Services LLC	Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Quant Solutions International Equity Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QUANT SOLUTIONS INTERNATIONAL EQUITY FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PJRAX	PJRCX	PJIZX	PJRQX

CUSIP	743969859	743969875	743969883	743969578

MF190E

PGIM EMERGING MARKETS DEBT LOCAL

CURRENCY FUND

ANNUAL REPORT

OCTOBER 31, 2022

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This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Emerging Markets Debt Local Currency Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of

Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Emerging Markets Debt Local Currency Fund

December 15, 2022

PGIM Emerging Markets Debt Local Currency Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22
	One Year (%)	Five Years (%)	Ten Years (%)

Class A
(with sales charges)	-20.84	-3.76	-2.83
(without sales charges)	-18.18	-3.12	-2.51

Class C
(with sales charges)	-19.61	-3.90	-3.24
(without sales charges)	-18.82	-3.90	-3.24
Class Z
(without sales charges)	-17.83	-2.86	-2.22

Class R6
(without sales charges)	-17.77	-2.77	-2.15
JP Morgan Government Bond Index-Emerging Markets Global Diversified Index
	-20.27	-3.54	-2.56

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index by portraying the initial account values at the beginning of the 10-year period (October 31, 2012) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Emerging Markets Debt Local Currency Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

JP Morgan Government Bond Index-Emerging Markets Global Diversified Index—The JP Morgan Government Bond Index-Emerging Markets Global Diversified Index, an unmanaged index, is a comprehensive emerging markets debt benchmark that tracks local currency bonds issued by emerging market governments.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 10/31/22 (%)

AAA	8.1

AA	2.7

A	30.6

BBB	29.8

BB	21.4

B	1.5

CCC	1.8

Not Rated	-0.7

Cash/Cash Equivalents	4.8

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 10/31/22

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.21	7.62	6.74

Class C	0.17	7.11	-1.74

Class Z	0.23	8.29	7.33

Class R6	0.23	8.36	9.64

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Emerging Markets Debt Local Currency Fund	7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Emerging Markets Debt Local Currency Fund’s Class Z shares returned —17.83% in the 12-month reporting period that ended October 31, 2022, outperforming the —20.27% return of the JP Morgan Government Bond Index—Emerging Markets Global Diversified Index (the Index).

What were the market conditions?

●	Emerging market debt remained volatile throughout the reporting period, with investor appetite for risk assets challenged by persistent global inflation, commodity price shocks, and geopolitical risks. Concerns about central bank tightening, hard economic landings, and the war in Ukraine led spreads notably wider, with emerging market local currency rates, emerging market foreign exchange, and hard currency all posting negative returns over the period.

●	In the first quarter of 2022, overall performance remained differentiated and country specific, with oil-sensitive issuers outperforming other issuers as oil prices soared. Most of the spread widening over the period came as the escalating war in Ukraine was met by severe sanctions from western nations and rating agency downgrades of Russia, Belarus, and Ukraine debt. Broad market performance reflected investors’ flight from risky assets as outflows picked up their pace, with underperformance led by Russia as the market anticipated its removal from most indices. Local rates produced negative returns in the quarter, driven by high inflation prints, geopolitical tensions, continued hiking cycles in Latin America and Central Europe, and a more hawkish US Federal Reserve (the Fed). Meanwhile, emerging market foreign exchange declined, but dispersion remained evident as the currencies of commodity exporters generally outperformed those of commodity importers.

●	The emerging market debt sector saw continued pressure in the second quarter of 2022 as tightening financial conditions and slowing growth in China and Europe provided a challenging macroeconomic backdrop. The impact of higher food and energy prices, in large part a result of the Russia/Ukraine war, negatively impacted many emerging market countries, and fears of stagflation meaningfully increased their risk premium. Meanwhile, China remained a significant underperformer amid its property market slowdown. Local rates suffered one of their worst quarters since the Global Financial Crisis, with the Index yield rising above 7.0%—a level not seen since 2015—due to tightening monetary policies. Local currency yield curves flattened across the board as most emerging market central banks extended their interest rate hiking cycle. Emerging market foreign exchange underperformed as the Russian conflict continued to impact emerging market currencies, while the US dollar outperformed amid expectations of a tighter Fed policy and higher US Treasury yields.

●	In the third quarter of 2022, emerging market debt performance remained negative as an uncertain global backdrop remained a challenge due to continuing rising rates, slowing growth, and geopolitical tensions. Within local rates, front-end yields in many emerging market countries were significantly higher than long-end yields due to continued pressures on central banks to raise rates, as well as the ongoing surge in

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the US dollar. Emerging market foreign exchange saw a continuation of declines amid ongoing Fed hawkishness, concerns over slowing global growth, and inflation in both developed and emerging economies.

●	During October—the last month of the period—emerging market spreads were mixed, and fund flows remained negative. Returns across hard currency and foreign exchange were positive in October, while local currency rates and corporates lagged. Within local currency rates, all regions lagged except for Asia. Meanwhile, emerging market foreign exchange exhibited mixed performance in October, with Europe and Latin America exhibiting positive returns while Asia and Middle/East Africa underperformed. The US dollar rally stalled after four months of positive performance amid expectations that the Fed might pivot, or adopt a less-aggressive rate-hiking policy, following shifts in central bank rhetoric in other developed countries.

What worked?

●	Overall country selection and issue selection contributed to performance over the reporting period. Short duration positioning in Poland, Colombia, and Hungary contributed to performance. Sovereign debt positioning in Russia, Egypt, Mexico, and Turkey also contributed. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

●	Overall currency selection was also positive, with underweights relative to the Index to the Chinese yuan, Thailand baht, and Taiwan dollar contributing.

What didn’t work?

●	Long duration positioning in Russia and Brazil, along with short duration positioning in Turkey, detracted from the Fund’s returns over the period.

●	Sovereign positioning in Poland, Colombia, and South Africa also detracted from performance.

●	In the Fund’s positions in hard currency that are not included in the Index, positioning in Ukraine, Pakistan, and Jamaica detracted from returns.

●	Within currencies, overweights relative to the Index to the Russian ruble and Polish zloty, along with an underweight to the Egyptian pound, detracted from returns.

Did the Fund use derivatives?

Currency positioning in the Fund was partially facilitated by the use of currency forward and option contracts. During the reporting period, the Fund’s currency positioning contributed to relative performance. The Fund also used futures and interest rate swaps, in part, to help manage duration and yield curve exposure, which collectively had a negative impact on performance.

Current outlook

●	PGIM Fixed Income expects rising interest rates, slowing growth, and geopolitical tensions to continue to challenge the emerging market debt sector, and thus has

PGIM Emerging Markets Debt Local Currency Fund	9

Strategy and Performance Overview* (continued)

positioned the Fund cautiously. However, emerging market price action has been front loaded, and PGIM Fixed Income believes current valuations provide an attractive opportunity for investors with a longer-term time horizon.

●	Within local rates, PGIM Fixed Income’s bias is short duration and a continued lookout for differentiation in monetary policies across countries, but it remains opportunistic and plans to trade tactically. After the recent sell-off, PGIM Fixed Income will be quick to change from short duration to long duration should there be a reversal in the US dollar on the back of a Fed pivot. Many emerging markets yield curves are inverted, reflecting expectations for a cutting cycle to start in a year or so, which favors underweight positions at the front end.

●	PGIM Fixed Income remains cautious on emerging market currencies but also sees relative-value opportunities, is mindful of two-way risks, and views Asia as the weakest region as all central banks are lagging the Fed in the degree of rate hikes.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Emerging Markets Debt Local Currency Fund	11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Emerging Markets Debt Local Currency Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 920.70	1.15%	$5.57

	Hypothetical	$1,000.00	$1,019.41	1.15%	$5.85

Class C	Actual	$1,000.00	$ 917.90	1.90%	$9.18

	Hypothetical	$1,000.00	$1,015.63	1.90%	$9.65

Class Z	Actual	$1,000.00	$ 923.50	0.73%	$3.54

	Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72

Class R6	Actual	$1,000.00	$ 923.80	0.67%	$3.25

	Hypothetical	$1,000.00	$1,021.83	0.67%	$3.41

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 85.9%

CORPORATE BONDS 6.6%

Brazil 0.5%

JSM Global Sarl, Gtd. Notes, 144A	4.750%	10/20/30		200	$138,163

Jamaica 0.4%

Digicel Ltd., Gtd. Notes	6.750	03/01/23		235	117,500

Malaysia 0.6%

Gohl Capital Ltd., Gtd. Notes	4.250	01/24/27		200	148,000

Mexico 3.2%

America Movil SAB de CV, Sr. Unsec’d. Notes	6.450	12/05/22	MXN	14,250	714,415
Petroleos Mexicanos, Gtd. Notes	6.490	01/23/27		55	48,037
Gtd. Notes, MTN	6.875	08/04/26		105	96,773

					859,225

South Africa 1.5%

Eskom Holdings SOC Ltd., Sr. Unsec’d. Notes,144A, MTN	6.750	08/06/23		200	195,125
Sasol Financing USA LLC, Gtd. Notes	5.875	03/27/24		200	194,250

					389,375

Supranational Bank 0.4%

European Investment Bank,
Sr. Unsec’d. Notes, EMTN	3.000	05/24/24	PLN	600	113,615

TOTAL CORPORATE BONDS (cost $2,293,445)					1,765,878

FOREIGN TREASURY OBLIGATION 0.4%

Brazil

Brazil Letras do Tesouro Nacional, Bills,Series LTN (cost $115,413)	6.144(s)	01/01/24	BRL	668	112,322

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    13

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS 78.9%

Angola 0.7%

Angolan Government International Bond, Sr. Unsec’d. Notes	9.500%	11/12/25		200	$194,500

Argentina 0.3%

Argentine Republic Government International Bond, Sr. Unsec’d. Notes	1.000	07/09/29		24	4,857
Provincia de Buenos Aires, Sr. Unsec’d. Notes,144A, MTN	5.250(cc)	09/01/37		249	74,863

					79,720

Brazil 4.9%

Brazil Minas SPE via State of Minas Gerais, Gov’t. Gtd. Notes	5.333	02/15/28		141	135,210
Brazil Notas do Tesouro Nacional,
Notes, Series NTNB	6.000	08/15/30	BRL	1,842	365,277
Notes, Series NTNB	6.000	05/15/35	BRL	514	101,856
Notes, Series NTNF	10.000	01/01/25	BRL	617	115,502
Notes, Series NTNF	10.000	01/01/27	BRL	2,969	545,818
Notes, Series NTNF	10.000	01/01/31	BRL	200	35,242
Brazilian Government International Bond, Sr. Unsec’d. Notes	8.500	01/05/24	BRL	54	9,785

					1,308,690

Chile 1.8%

Bonos de la Tesoreria de la Republica en pesos, Bonds	5.000	03/01/35	CLP	115,000	107,752
Bonds,144A	5.000	10/01/28	CLP	110,000	106,859
Bonds, Series 30YR	6.000	01/01/43	CLP	135,000	136,882
Unsec’d. Notes,144A	2.800	10/01/33	CLP	50,000	38,099
Unsec’d. Notes, 144A	4.700	09/01/30	CLP	95,000	89,427

					479,019

China 7.7%

China Government Bond,
Bonds, Series 1906	3.290	05/23/29	CNH	3,690	525,342
Bonds, Series 1910	3.860	07/22/49	CNH	680	104,553
Bonds, Series INBK	1.990	04/09/25	CNH	5,500	745,797
Bonds, Series INBK	2.850	06/04/27	CNH	1,250	173,462

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

China (cont’d.)

China Government Bond, (cont’d.)
Bonds, Series INBK	3.270%	11/19/30	CNH	2,890	$411,734
Unsec’d. Notes,Series INBK	3.810	09/14/50	CNH	770	117,801

					2,078,689

Colombia 4.6%

Colombian TES,
Bonds, Series B	5.750	11/03/27	COP	250,000	36,699
Bonds, Series B	6.000	04/28/28	COP	2,121,000	305,145
Bonds, Series B	6.250	07/09/36	COP	866,000	95,016
Bonds, Series B	7.000	03/26/31	COP	1,288,000	174,060
Bonds, Series B	7.000	06/30/32	COP	1,755,100	227,846
Bonds, Series B	7.250	10/18/34	COP	1,405,800	177,819
Bonds, Series B	7.250	10/26/50	COP	210,000	22,718
Bonds, Series B	7.750	09/18/30	COP	500,000	72,491
Bonds, Series G	7.000	03/26/31	COP	759,800	102,844
Sr. Unsec’d. Notes, Series UVR	3.750	06/16/49	COP	207,651	27,449

					1,242,087

Czech Republic 2.7%

Czech Republic Government Bond,
Bonds, Series 049	4.200	12/04/36	CZK	2,000	69,073
Bonds, Series 078	2.500	08/25/28	CZK	2,100	70,774
Bonds, Series 094	0.950	05/15/30	CZK	5,720	161,254
Bonds, Series 103	2.000	10/13/33	CZK	7,340	205,999
Bonds, Series 105	2.750	07/23/29	CZK	3,500	115,710
Bonds, Series 121	1.200	03/13/31	CZK	3,300	91,800

					714,610

Hungary 3.5%

Hungary Government Bond,
Bonds, Series 26/D	2.750	12/22/26	HUF	171,150	291,842
Bonds, Series 26/E	1.500	04/22/26	HUF	59,060	101,267
Bonds, Series 26/F	1.500	08/26/26	HUF	65,380	108,533
Bonds, Series 27/A	3.000	10/27/27	HUF	42,680	70,817
Bonds, Series 28/A	6.750	10/22/28	HUF	35,160	69,245
Bonds, Series 28/B	4.500	03/23/28	HUF	20,430	35,800
Bonds, Series 29/A	2.000	05/23/29	HUF	128,070	187,684
Bonds, Series 34/A	2.250	06/22/34	HUF	24,810	29,555

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    15

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Hungary (cont’d.)

Hungary Government Bond, (cont’d.)
Bonds, Series 38/A	3.000%	10/27/38	HUF	21,890	$25,300
Bonds, Series 51/G	4.000	04/28/51	HUF	29,330	33,864

					953,907

Indonesia 10.7%

Indonesia Treasury Bond,
Bonds, Series 056	8.375	09/15/26	IDR	6,596,000	438,112
Bonds, Series 059	7.000	05/15/27	IDR	2,362,000	149,617
Bonds, Series 068	8.375	03/15/34	IDR	6,268,000	420,345
Bonds, Series 070	8.375	03/15/24	IDR	1,410,000	92,117
Bonds, Series 071	9.000	03/15/29	IDR	3,640,000	250,640
Bonds, Series 072	8.250	05/15/36	IDR	2,433,000	161,602
Bonds, Series 073	8.750	05/15/31	IDR	4,940,000	338,096
Bonds, Series 075	7.500	05/15/38	IDR	3,754,000	237,070
Bonds, Series 078	8.250	05/15/29	IDR	4,814,000	320,213
Bonds, Series 079	8.375	04/15/39	IDR	400,000	26,927
Bonds, Series 081	6.500	06/15/25	IDR	993,000	62,900
Bonds, Series 082	7.000	09/15/30	IDR	5,915,000	366,903

					2,864,542

Malaysia 4.6%

Malaysia Government Bond,
Bonds, Series 115	3.955	09/15/25	MYR	680	143,908
Bonds, Series 118	3.882	03/14/25	MYR	977	206,848
Bonds, Series 120	4.065	06/15/50	MYR	660	120,045
Bonds, Series 219	3.885	08/15/29	MYR	1,410	287,860
Bonds, Series 317	4.762	04/07/37	MYR	842	179,735
Bonds, Series 411	4.232	06/30/31	MYR	280	57,831
Bonds, Series 413	3.844	04/15/33	MYR	390	76,957
Bonds, Series 419	3.828	07/05/34	MYR	400	77,901
Malaysia Government Investment Issue,
Bonds, Series 0121	3.447	07/15/36	MYR	430	78,319

					1,229,404

Mexico 4.2%

Mexican Bonos,
Bonds, Series M	7.750	05/29/31	MXN	6,610	293,277
Bonds, Series M	8.000	11/07/47	MXN	5,313	219,419
Bonds, Series M30	10.000	11/20/36	MXN	1,718	86,980

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Mexico (cont’d.)

Mexican Bonos, (cont’d.)
Sr. Unsec’d. Notes, Series M	7.750%	11/13/42	MXN	4,192	$170,378
Sr. Unsec’d. Notes, Series M30	8.500	11/18/38	MXN	4,817	213,716
Mexican Udibonos,
Bonds, Series S	2.750	11/27/31	MXN	3,210	138,288

					1,122,058

Pakistan 0.7%

Third Pakistan International Sukuk Co. Ltd. (The), Sr. Unsec’d. Notes, 144A	5.625	12/05/22		200	179,022

Peru 2.4%

Peru Government Bond,
Bonds	5.940	02/12/29	PEN	210	47,288
Bonds	6.950	08/12/31	PEN	190	43,893
Sr. Unsec’d. Notes	5.350	08/12/40	PEN	540	96,390
Sr. Unsec’d. Notes	5.400	08/12/34	PEN	580	112,705
Sr. Unsec’d. Notes	6.150	08/12/32	PEN	393	84,101
Peruvian Government International Bond,
Sr. Unsec’d. Notes	6.350	08/12/28	PEN	435	101,559
Sr. Unsec’d. Notes	6.850	02/12/42	PEN	245	52,072
Sr. Unsec’d. Notes	6.900	08/12/37	PEN	7	1,512
Sr. Unsec’d. Notes	6.950	08/12/31	PEN	478	110,427

					649,947

Philippines 0.3%

Philippine Government Bond, Bonds, Series 1060	3.625	09/09/25	PHP	5,600	89,591

Poland 6.3%

Republic of Poland Government Bond,
Bonds, Series 0428	2.750	04/25/28	PLN	1,480	235,391
Bonds, Series 0725	3.250	07/25/25	PLN	3,021	551,748
Bonds, Series 0726	2.500	07/25/26	PLN	2,960	501,112
Bonds, Series 1026	0.250	10/25/26	PLN	280	42,610
Bonds, Series 1029	2.750	10/25/29	PLN	1,740	259,424
Bonds, Series 1030	1.250	10/25/30	PLN	750	93,728

					1,684,013

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    17

Schedule of Investments  (continued)

as of October 31, 2021

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Romania 1.8%

Romania Government Bond,
Bonds, Series 07YR	3.250%	04/29/24	RON	750	$139,890
Bonds, Series 07YR	4.850	04/22/26	RON	980	172,796
Bonds, Series 10YR	5.850	04/26/23	RON	460	91,434
Bonds, Series 15YR	3.650	09/24/31	RON	590	79,941

					484,061

Serbia 0.4%

Serbia Treasury Bonds,
Bonds, Series 07YR	4.500	01/11/26	RSD	9,460	73,659
Bonds, Series 12.5	4.500	08/20/32	RSD	6,240	40,270

					113,929

South Africa 13.9%

Republic of South Africa Government Bond,
Sr. Unsec’d. Notes, Series 2030	8.000	01/31/30	ZAR	12,695	593,525
Sr. Unsec’d. Notes, Series 2032	8.250	03/31/32	ZAR	8,470	379,620
Sr. Unsec’d. Notes, Series 2035	8.875	02/28/35	ZAR	11,074	491,838
Sr. Unsec’d. Notes, Series 2037	8.500	01/31/37	ZAR	4,863	203,819
Sr. Unsec’d. Notes, Series 2040	9.000	01/31/40	ZAR	2,480	106,264
Sr. Unsec’d. Notes, Series 2044	8.750	01/31/44	ZAR	5,485	226,341
Sr. Unsec’d. Notes, Series 2048	8.750	02/28/48	ZAR	2,955	121,423
Sr. Unsec’d. Notes, Series R186	10.500	12/21/26	ZAR	17,734	1,011,597
Sr. Unsec’d. Notes, Series R209	6.250	03/31/36	ZAR	3,850	132,821
Sr. Unsec’d. Notes, Series R213	7.000	02/28/31	ZAR	7,550	318,660
Sr. Unsec’d. Notes, Series R214	6.500	02/28/41	ZAR	4,565	150,500

					3,736,408

Thailand 7.0%

Thailand Government Bond,
Bonds	1.600	12/17/29	THB	3,885	92,845
Bonds	2.000	06/17/42	THB	2,080	39,159
Bonds	2.875	12/17/28	THB	12,015	313,475
Bonds	2.875	06/17/46	THB	3,065	64,119
Bonds	3.300	06/17/38	THB	4,300	104,845
Bonds	3.400	06/17/36	THB	9,585	239,893
Sr. Unsec’d. Notes	1.585	12/17/35	THB	3,120	64,077
Sr. Unsec’d. Notes	1.600	06/17/35	THB	2,700	56,021
Sr. Unsec’d. Notes	1.875	06/17/49	THB	1,063	17,398
Sr. Unsec’d. Notes	2.000	12/17/31	THB	18,625	445,015

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Thailand (cont’d.)

Thailand Government Bond, (cont’d.)
Sr. Unsec’d. Notes	2.125%	12/17/26		THB	4,535	$116,766
Sr. Unsec’d. Notes	3.650	06/20/31		THB	2,559	69,497
Sr. Unsec’d. Notes	3.775	06/25/32		THB	9,780	268,468

						1,891,578

Ukraine 0.2%

Ukraine Government International Bond,
Sr. Unsec’d. Notes	6.750	06/20/28	(d)	EUR	150	24,302
Sr. Unsec’d. Notes	7.750	09/01/26	(d)		222	36,602

						60,904

Uruguay 0.2%

Uruguay Government International Bond,
Sr. Unsec’d. Notes,144A	8.500	03/15/28		UYU	1,870	40,928

TOTAL SOVEREIGN BONDS (cost $27,908,565)						21,197,607

TOTAL LONG-TERM INVESTMENTS (cost $30,317,423)						23,075,807

				Principal Amount (000)#

SHORT-TERM INVESTMENTS 8.5%

U.S. TREASURY OBLIGATION(n) 7.6%
U.S. Treasury Bills (cost $2,059,773)	3.974%	09/07/23			2,130	2,050,426

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    19

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

UNAFFILIATED FUND 0.7%
Dreyfus Government Cash Management (Institutional Shares) (cost $186,299)	186,299	$186,299

OPTIONS PURCHASED*~ 0.2% (cost $13,054)		49,825

TOTAL SHORT-TERM INVESTMENTS (cost $2,259,126)		2,286,550

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 94.4% (cost $32,576,549)		25,362,357

OPTIONS WRITTEN*~ (0.5)%
(premiums received $122,089)		(149,315)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 93.9%
(cost $32,454,460)		25,213,042

Other assets in excess of liabilities(z) 6.1%		1,644,810

NET ASSETS 100.0%		$26,857,852

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EGP—Egyptian Pound

EUR—Euro

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RON—Romanian Leu

RSD—Serbian Dinar

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

UYU—Uruguayan Peso

See Notes to Financial Statements.

20

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BARC—Barclays Bank PLC

BNP—BNP Paribas S.A.

BOA—Bank of America, N.A.

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CDX—Credit Derivative Index

CIGM—Citigroup Global Markets, Inc.

CITI—Citibank, N.A.

CLOIS—Sinacofi Chile Interbank Rate Average

COOIS—Colombia Overnight Interbank Reference Rate

DB—Deutsche Bank AG

EMTN—Euro Medium Term Note

GSI—Goldman Sachs International

HSBC—HSBC Bank PLC

JIBAR—Johannesburg Interbank Agreed Rate

JPM—JPMorgan Chase Bank N.A.

JPS—J.P. Morgan Securities LLC

KLIBOR—Kuala Lumpur Interbank Offered Rate

KWCDC—Korean Won Certificate of Deposit

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MSI—Morgan Stanley & Co International PLC

MTN—Medium Term Note

OTC—Over-the-counter

PRIBOR—Prague Interbank Offered Rate

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

SCB—Standard Chartered Bank

SOFR—Secured Overnight Financing Rate

T—Swap payment upon termination

TD—The Toronto-Dominion Bank

THOR—Thai Overnight Repurchase Rate

UAG—UBS AG

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(n)	Rate shown reflects yield to maturity at purchased date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    21

Schedule of Investments  (continued)

as of October 31, 2021

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs CNH	Call	CITI	11/11/22	7.15	—	1,152	$29,772
Currency Option USD vs CNH	Call	MSI	11/11/22	7.80	—	1,152	145
Currency Option USD vs INR	Call	JPM	01/05/23	81.50	—	717	18,860
Currency Option USD vs ZAR	Call	MSI	01/03/23	23.50	—	2,218	1,016
Currency Option USD vs CNH	Put	CITI	11/11/22	6.50	—	576	—
Currency Option USD vs CNH	Put	MSI	11/11/22	6.90	—	576	22
Currency Option USD vs CNH	Put	CITI	11/28/22	6.55	—	536	5
Currency Option USD vs CNH	Put	MSI	12/08/22	6.00	—	274	—
Currency Option USD vs MXN	Put	MSI	12/05/22	17.00	—	1,110	5

Total Options Purchased (cost $ 13,054)							$49,825

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs CNH	Call	MSI	11/11/22	7.15	—	1,152	$(29,772)
Currency Option USD vs CNH	Call	MSI	11/11/22	7.35	—	1,152	(8,093)
Currency Option USD vs INR	Call	JPM	01/05/23	83.50	—	717	(8,321)
Currency Option USD vs CNH	Put	CITI	11/11/22	6.90	—	576	(22)
Currency Option USD vs CNH	Put	CITI	11/28/22	7.05	—	536	(662)
Currency Option USD vs MXN	Put	MSI	12/05/22	21.75	—	1,110	(102,445)

Total Options Written (premiums received $122,089)							$(149,315)

Futures contracts outstanding at October 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions:
6	2 Year U.S. Treasury Notes	Dec. 2022	$1,226,297	$12,767
5	5 Year U.S. Treasury Notes	Dec. 2022	532,968	23,119
1	10 Year U.S. Treasury Notes	Dec. 2022	110,594	6,748

				$42,634

See Notes to Financial Statements.

22

Forward foreign currency exchange contracts outstanding at October 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/23	BNP	AUD	103	$66,000	$65,983	$—	$(17)
Expiring 01/19/23	JPM	AUD	105	67,000	67,316	316	—
Expiring 01/19/23	MSI	AUD	213	134,607	136,619	2,012	—
Brazilian Real,
Expiring 11/03/22	CITI	BRL	7,574	1,468,417	1,465,124	—	(3,293)
Expiring 11/03/22	CITI	BRL	355	67,000	68,740	1,740	—
Expiring 11/03/22	GSI	BRL	605	114,000	117,127	3,127	—
Expiring 11/03/22	GSI	BRL	317	60,756	61,263	507	—
Expiring 11/03/22	TD	BRL	214	41,000	41,398	398	—
Expiring 12/02/22	CITI	BRL	8,694	1,613,524	1,670,932	57,408	—
Chilean Peso,
Expiring 12/21/22	BARC	CLP	77,339	79,323	81,252	1,929	—
Expiring 12/21/22	BARC	CLP	56,768	57,677	59,641	1,964	—
Expiring 12/21/22	UAG	CLP	29,393	32,409	30,880	—	(1,529)
Chinese Renminbi,
Expiring 11/23/22	BOA	CNH	2,444	354,000	333,570	—	(20,430)
Expiring 11/23/22	BOA	CNH	2,310	335,000	315,276	—	(19,724)
Expiring 11/23/22	BOA	CNH	1,901	260,000	259,474	—	(526)
Expiring 11/23/22	CITI	CNH	1,999	275,999	272,785	—	(3,214)
Expiring 11/23/22	DB	CNH	85	11,880	11,659	—	(221)
Expiring 11/23/22	GSI	CNH	1,954	273,000	266,669	—	(6,331)
Expiring 11/23/22	GSI	CNH	1,700	241,000	232,043	—	(8,957)
Expiring 11/23/22	HSBC	CNH	1,849	268,000	252,349	—	(15,651)
Expiring 11/23/22	HSBC	CNH	1,340	188,000	182,897	—	(5,103)
Expiring 11/23/22	JPM	CNH	3,830	550,000	522,745	—	(27,255)
Expiring 11/23/22	JPM	CNH	2,423	348,000	330,763	—	(17,237)
Expiring 11/23/22	JPM	CNH	2,333	335,000	318,400	—	(16,600)
Expiring 11/23/22	JPM	CNH	276	37,668	37,635	—	(33)
Expiring 11/23/22	JPM	CNH	269	39,079	36,713	—	(2,366)
Colombian Peso,
Expiring 12/21/22	CITI	COP	563,327	116,000	113,046	—	(2,954)
Expiring 12/21/22	MSI	COP	610,287	124,000	122,469	—	(1,531)
Expiring 12/21/22	UAG	COP	1,233,851	253,000	247,603	—	(5,397)
Czech Koruna,
Expiring 01/19/23	JPM	CZK	1,420	57,066	57,050	—	(16)
Egyptian Pound,
Expiring 11/30/22	CITI	EGP	4,319	210,277	177,339	—	(32,938)
Expiring 11/30/22	CITI	EGP	3,247	162,200	133,330	—	(28,870)
Expiring 11/30/22	CITI	EGP	1,294	64,000	53,134	—	(10,866)
Expiring 11/30/22	CITI	EGP	587	28,000	24,120	—	(3,880)
Expiring 11/30/22	CITI	EGP	483	23,000	19,832	—	(3,168)
Expiring 11/30/22	MSI	EGP	1,042	51,000	42,770	—	(8,230)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    23

Schedule of Investments  (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Egyptian Pound (cont’d.),
Expiring 12/20/22	MSI	EGP	891	$40,119	$36,343	$ —	$ (3,776)
Expiring 12/27/22	SCB	EGP	1,058	48,000	43,095	—	(4,905)
Euro,
Expiring 01/19/23	BOA	EUR	172	168,081	171,237	3,156	—
Expiring 01/19/23	MSI	EUR	172	172,271	171,131	—	(1,140)
Expiring 01/19/23	MSI	EUR	122	122,882	120,886	—	(1,996)
Hungarian Forint,
Expiring 12/21/22	MSI	HUF	104,487	241,030	248,488	7,458	—
Expiring 01/19/23	BARC	HUF	42,161	97,200	99,400	2,200	—
Expiring 01/19/23	GSI	HUF	49,052	114,000	115,645	1,645	—
Expiring 01/19/23	MSI	HUF	186,421	424,449	439,508	15,059	—
Expiring 01/19/23	MSI	HUF	149,356	327,034	352,124	25,090	—
Indian Rupee,
Expiring 12/21/22	MSI	INR	22,468	273,000	269,743	—	(3,257)
Expiring 12/21/22	TD	INR	47,827	599,003	574,201	—	(24,802)
Indonesian Rupiah,
Expiring 12/21/22	BOA	IDR	3,248,676	213,000	207,544	—	(5,456)
Expiring 12/21/22	CITI	IDR	1,525,447	101,649	97,454	—	(4,195)
Expiring 12/21/22	HSBC	IDR	5,744,726	377,000	367,006	—	(9,994)
Expiring 12/21/22	HSBC	IDR	3,891,968	256,000	248,641	—	(7,359)
Expiring 12/21/22	HSBC	IDR	951,700	62,000	60,800	—	(1,200)
Expiring 12/21/22	JPM	IDR	4,189,916	270,448	267,676	—	(2,772)
Expiring 12/21/22	SCB	IDR	4,908,900	319,000	313,609	—	(5,391)
Expiring 12/21/22	SCB	IDR	3,158,309	207,000	201,771	—	(5,229)
Israeli Shekel,
Expiring 12/21/22	BARC	ILS	1,123	322,000	319,277	—	(2,723)
Expiring 12/21/22	BARC	ILS	146	41,000	41,447	447	—
Expiring 12/21/22	BOA	ILS	113	32,000	32,126	126	—
Expiring 12/21/22	CITI	ILS	510	145,597	144,945	—	(652)
Expiring 12/21/22	UAG	ILS	138	40,490	39,243	—	(1,247)
Malaysian Ringgit,
Expiring 12/21/22	BARC	MYR	6,912	1,538,600	1,462,383	—	(76,217)
Expiring 12/21/22	BARC	MYR	157	33,231	33,283	52	—
Expiring 12/21/22	MSI	MYR	242	51,092	51,209	117	—
Mexican Peso,
Expiring 12/21/22	HSBC	MXN	13,690	668,072	684,615	16,543	—
New Taiwanese Dollar,
Expiring 12/21/22	BARC	TWD	6,278	201,000	194,776	—	(6,224)
Expiring 12/21/22	BOA	TWD	11,119	352,000	344,960	—	(7,040)
Expiring 12/21/22	JPM	TWD	12,834	405,000	398,171	—	(6,829)
Expiring 12/21/22	JPM	TWD	964	31,002	29,911	—	(1,091)
Expiring 12/21/22	MSI	TWD	9,638	308,000	299,018	—	(8,982)

See Notes to Financial Statements.

24

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Peruvian Nuevo Sol,
Expiring 12/21/22	BARC	PEN	399	$100,010	$99,447	$—	$(563)
Expiring 12/21/22	BARC	PEN	148	36,990	36,953	—	(37)
Expiring 12/21/22	BNP	PEN	754	191,481	188,023	—	(3,458)
Philippine Peso,
Expiring 12/21/22	CITI	PHP	15,649	263,000	268,251	5,251	—
Polish Zloty,
Expiring 01/19/23	DB	PLN	596	118,000	122,931	4,931	—
Expiring 01/19/23	JPM	PLN	1,146	232,000	236,515	4,515	—
Expiring 01/19/23	JPM	PLN	741	146,000	152,981	6,981	—
Expiring 01/19/23	MSI	PLN	752	148,000	155,129	7,129	—
Romanian Leu,
Expiring 01/19/23	JPM	RON	2,147	417,354	428,712	11,358	—
Singapore Dollar,
Expiring 12/21/22	BNP	SGD	79	56,211	55,880	—	(331)
Expiring 12/21/22	JPM	SGD	461	321,000	325,595	4,595	—
South African Rand,
Expiring 12/21/22	BOA	ZAR	2,238	126,000	121,379	—	(4,621)
Expiring 12/21/22	GSI	ZAR	2,458	134,000	133,267	—	(733)
Expiring 12/21/22	JPM	ZAR	3,479	191,000	188,639	—	(2,361)
Expiring 12/21/22	JPM	ZAR	2,696	153,000	146,200	—	(6,800)
Expiring 12/21/22	JPM	ZAR	2,446	132,000	132,627	627	—
Expiring 12/21/22	JPM	ZAR	2,259	124,000	122,492	—	(1,508)
Expiring 12/21/22	JPM	ZAR	1,419	78,400	76,919	—	(1,481)
Expiring 12/21/22	MSI	ZAR	2,530	139,000	137,192	—	(1,808)
Expiring 12/21/22	MSI	ZAR	2,445	136,000	132,575	—	(3,425)
Expiring 12/21/22	MSI	ZAR	2,160	121,000	117,128	—	(3,872)
Expiring 12/21/22	MSI	ZAR	1,930	106,000	104,651	—	(1,349)
Expiring 12/21/22	UAG	ZAR	470	25,929	25,469	—	(460)
South Korean Won,
Expiring 12/21/22	BOA	KRW	429,232	309,000	301,034	—	(7,966)
Expiring 12/21/22	CITI	KRW	191,529	134,000	134,326	326	—
Expiring 12/21/22	JPM	KRW	419,156	304,000	293,968	—	(10,032)
Expiring 12/21/22	JPM	KRW	366,392	259,000	256,963	—	(2,037)
Expiring 12/21/22	JPM	KRW	334,304	244,000	234,459	—	(9,541)
Thai Baht,
Expiring 12/21/22	BOA	THB	2,511	66,500	66,273	—	(227)
Expiring 12/21/22	GSI	THB	13,187	348,000	348,116	116	—
Expiring 12/21/22	GSI	THB	12,260	324,000	323,621	—	(379)
Expiring 12/21/22	HSBC	THB	13,667	374,000	360,787	—	(13,213)
Expiring 12/21/22	JPM	THB	8,248	222,000	217,716	—	(4,284)
Expiring 12/21/22	JPM	THB	2,504	66,500	66,111	—	(389)
Expiring 12/21/22	JPM	THB	2,180	58,026	57,548	—	(478)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    25

Schedule of Investments  (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 12/21/22	MSI	THB	11,056	$300,000	$291,852	$—	$(8,148)
Expiring 12/21/22	SCB	THB	8,222	220,000	217,044	—	(2,956)
Expiring 12/21/22	SCB	THB	3,396	90,000	89,649	—	(351)
Turkish Lira,
Expiring 12/21/22	JPM	TRY	3,316	168,781	171,101	2,320	—

				$23,993,314	$23,651,135	189,443	(531,622)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 11/03/22	CITI	BRL	8,694	$1,623,770	$1,681,790	$—	$(58,020)
Expiring 11/03/22	JPM	BRL	371	68,197	71,862	—	(3,665)
Expiring 12/02/22	CITI	BRL	317	60,071	60,892	—	(821)
Chilean Peso,
Expiring 12/21/22	BNP	CLP	130,088	137,000	136,671	329	—
Expiring 12/21/22	BNP	CLP	50,257	53,000	52,800	200	—
Expiring 12/21/22	CITI	CLP	51,072	55,884	53,657	2,227	—
Expiring 12/21/22	MSI	CLP	112,380	115,000	118,067	—	(3,067)
Expiring 12/21/22	MSI	CLP	106,403	116,000	111,788	4,212	—
Expiring 12/21/22	TD	CLP	121,472	134,000	127,619	6,381	—
Expiring 12/21/22	UAG	CLP	119,651	121,000	125,705	—	(4,705)
Chinese Renminbi,
Expiring 11/23/22	CITI	CNH	1,982	290,000	270,537	19,463	—
Expiring 11/23/22	GSI	CNH	16,075	2,367,869	2,194,083	173,786	—
Expiring 11/23/22	GSI	CNH	2,183	301,000	297,926	3,074	—
Expiring 11/23/22	GSI	CNH	2,106	292,000	287,386	4,614	—
Expiring 11/23/22	GSI	CNH	175	24,533	23,855	678	—
Expiring 11/23/22	JPM	CNH	2,636	379,000	359,740	19,260	—
Expiring 11/23/22	JPM	CNH	2,047	282,000	279,346	2,654	—
Expiring 11/23/22	JPM	CNH	2,002	279,000	273,248	5,752	—
Expiring 11/23/22	JPM	CNH	1,692	235,000	230,927	4,073	—
Expiring 11/23/22	JPM	CNH	1,625	226,000	221,762	4,238	—
Expiring 11/23/22	SCB	CNH	1,945	275,000	265,477	9,523	—
Expiring 11/23/22	UAG	CNH	1,694	235,000	231,190	3,810	—
Colombian Peso,
Expiring 12/21/22	BARC	COP	1,415,307	311,002	284,016	26,986	—
Expiring 12/21/22	BARC	COP	443,428	94,818	88,985	5,833	—
Expiring 12/21/22	BARC	COP	197,648	42,182	39,663	2,519	—

See Notes to Financial Statements.

26

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 12/21/22	BNP	COP	332,067	$71,000	$66,637	$4,363	$—
Czech Koruna,
Expiring 01/19/23	BARC	CZK	7,129	280,000	286,434	—	(6,434)
Expiring 01/19/23	BOA	CZK	9,112	357,978	366,139	—	(8,161)
Expiring 01/19/23	GSI	CZK	11,740	461,520	471,732	—	(10,212)
Expiring 01/19/23	HSBC	CZK	10,983	431,304	441,308	—	(10,004)
Egyptian Pound,
Expiring 11/30/22	MSI	EGP	2,738	136,363	112,427	23,936	—
Hungarian Forint,
Expiring 12/21/22	MSI	HUF	54,328	128,994	129,203	—	(209)
Expiring 12/21/22	MSI	HUF	50,158	121,024	119,286	1,738	—
Expiring 01/19/23	MSI	HUF	16,209	38,177	38,214	—	(37)
Indian Rupee,
Expiring 12/21/22	BOA	INR	19,102	230,000	229,327	673	—
Expiring 12/21/22	HSBC	INR	5,557	67,000	66,711	289	—
Expiring 12/21/22	JPM	INR	22,625	282,000	271,624	10,376	—
Expiring 12/21/22	JPM	INR	19,310	231,594	231,829	—	(235)
Expiring 12/21/22	MSI	INR	8,810	106,000	105,767	233	—
Expiring 12/21/22	SCB	INR	5,577	67,000	66,961	39	—
Indonesian Rupiah,
Expiring 12/21/22	CITI	IDR	327,577	21,960	20,928	1,032	—
Expiring 12/21/22	JPM	IDR	796,649	53,156	50,895	2,261	—
Expiring 12/21/22	JPM	IDR	600,645	39,158	38,373	785	—
Expiring 12/21/22	MSI	IDR	4,816,114	309,000	307,681	1,319	—
Expiring 12/21/22	SCB	IDR	7,968,438	531,796	509,069	22,727	—
Israeli Shekel,
Expiring 12/21/22	BARC	ILS	917	267,000	260,681	6,319	—
Expiring 12/21/22	BARC	ILS	723	206,000	205,462	538	—
Expiring 12/21/22	BOA	ILS	699	196,000	198,668	—	(2,668)
Expiring 12/21/22	CITI	ILS	829	243,113	235,563	7,550	—
Expiring 12/21/22	CITI	ILS	814	231,000	231,233	—	(233)
Expiring 12/21/22	CITI	ILS	692	195,000	196,549	—	(1,549)
Expiring 12/21/22	CITI	ILS	449	131,925	127,716	4,209	—
Expiring 12/21/22	CITI	ILS	404	118,075	114,720	3,355	—
Malaysian Ringgit,
Expiring 12/21/22	BARC	MYR	295	65,000	62,502	2,498	—
Mexican Peso,
Expiring 12/21/22	BOA	MXN	5,613	275,000	280,684	—	(5,684)
Expiring 12/21/22	JPM	MXN	4,934	240,000	246,760	—	(6,760)
Expiring 12/21/22	JPM	MXN	3,352	164,000	167,611	—	(3,611)
Expiring 12/21/22	JPM	MXN	1,397	68,521	69,886	—	(1,365)
Expiring 12/21/22	JPM	MXN	1,012	50,558	50,621	—	(63)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    27

Schedule of Investments  (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar,
Expiring 12/21/22	JPM	TWD	43,769	$1,428,031	$1,357,934	$70,097	$—
Peruvian Nuevo Sol,
Expiring 12/21/22	BARC	PEN	628	160,006	156,581	3,425	—
Expiring 12/21/22	BARC	PEN	349	88,403	87,072	1,331	—
Expiring 12/21/22	CITI	PEN	389	97,000	97,109	—	(109)
Philippine Peso,
Expiring 12/21/22	HSBC	PHP	11,116	193,440	190,545	2,895	—
Expiring 12/21/22	JPM	PHP	1,255	21,725	21,518	207	—
Expiring 12/21/22	MSI	PHP	4,055	68,000	69,509	—	(1,509)
Expiring 12/21/22	SCB	PHP	17,527	302,000	300,430	1,570	—
Polish Zloty,
Expiring 01/19/23	HSBC	PLN	1,414	277,652	291,758	—	(14,106)
Serbian Dinar,
Expiring 12/21/22	CITI	RSD	4,985	42,000	41,971	29	—
Singapore Dollar,
Expiring 12/21/22	DB	SGD	432	307,000	305,201	1,799	—
Expiring 12/21/22	GSI	SGD	482	337,000	340,922	—	(3,922)
Expiring 12/21/22	SCB	SGD	453	321,000	320,426	574	—
South African Rand,
Expiring 12/21/22	JPM	ZAR	633	34,319	34,329	—	(10)
Expiring 12/21/22	MSI	ZAR	26,746	1,531,253	1,450,285	80,968	—
Expiring 12/21/22	TD	ZAR	1,044	58,993	56,600	2,393	—
South Korean Won,
Expiring 12/21/22	GSI	KRW	415,819	291,000	291,627	—	(627)
Expiring 12/21/22	JPM	KRW	1,012,115	733,411	709,829	23,582	—
Expiring 12/21/22	JPM	KRW	99,425	72,000	69,730	2,270	—
Thai Baht,
Expiring 12/21/22	GSI	THB	12,169	336,000	321,234	14,766	—
Expiring 12/21/22	GSI	THB	8,368	231,000	220,900	10,100	—
Expiring 12/21/22	HSBC	THB	10,844	297,000	286,264	10,736	—
Expiring 12/21/22	JPM	THB	44,499	1,221,346	1,174,651	46,695	—
Expiring 12/21/22	JPM	THB	1,252	34,509	33,041	1,468	—

				$23,018,630	$22,497,659	668,757	(147,786)

						$858,200	$(679,408)

See Notes to Financial Statements.

28

Cross currency exchange contracts outstanding at October 31, 2022:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:

01/19/23	Buy	AUD	104	EUR	67	$37	$—	JPM

01/19/23	Buy	CZK	6,640	EUR	268	49	—	GSI

01/19/23	Buy	HUF	49,266	EUR	116	339	—	BOA

01/19/23	Buy	HUF	64,404	EUR	151	1,204	—	MSI

01/19/23	Buy	PLN	1,213	EUR	252	—	(259)	BOA

						$1,629	$(259)

Credit default swap agreements outstanding at October 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices – Buy Protection(1):

CDX.EM.38.V1	12/20/27	1.000	%(Q)	240	$19,867	$19,608	$(259)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    29

Schedule of Investments  (continued)

as of October 31, 2022

agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at October 31, 2022:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
BRL	3,324	01/02/23	6.450%(T)	1 Day BROIS(2)(T)/ 0.051%	$—	$(33,898)	$(33,898)
BRL	1,374	01/02/24	4.590%(T)	1 Day BROIS(2)(T)/ 0.051%	—	(39,156)	(39,156)
BRL	7,741	01/02/24	12.900%(T)	1 Day BROIS(1)(T)/ 0.051%	—	667	667
BRL	1,478	01/02/25	5.840%(T)	1 Day BROIS(2)(T)/ 0.051%	—	(39,021)	(39,021)
BRL	2,354	01/02/25	7.950%(T)	1 Day BROIS(2)(T)/ 0.051%	—	(46,627)	(46,627)
BRL	2,540	01/02/25	8.140%(T)	1 Day BROIS(1)(T)/ 0.051%	—	43,916	43,916
BRL	3,375	01/02/25	11.535%(T)	1 Day BROIS(1)(T)/ 0.051%	—	1,980	1,980
BRL	2,677	01/02/25	11.675%(T)	1 Day BROIS(2)(T)/ 0.051%	—	385	385
BRL	3,151	01/02/25	11.840%(T)	1 Day BROIS(2)(T)/ 0.051%	—	594	594
BRL	2,674	01/02/25	11.880%(T)	1 Day BROIS(2)(T)/ 0.051%	—	592	592
BRL	3,354	01/02/25	12.050%(T)	1 Day BROIS(2)(T)/ 0.051%	—	2,205	2,205
BRL	1,346	01/02/26	11.350%(T)	1 Day BROIS(2)(T)/ 0.051%	—	(639)	(639)

See Notes to Financial Statements.

30

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
BRL	2,464	01/02/26	11.400%(T)	1 Day BROIS(2)(T)/ 0.051%	$—	$(895)	$(895)
BRL	668	01/04/27	6.325%(T)	1 Day BROIS(2)(T)/ 0.051%	—	(27,785)	(27,785)
BRL	1,056	01/04/27	6.529%(T)	1 Day BROIS(2)(T)/ 0.051%	—	(41,283)	(41,283)
BRL	1,885	01/04/27	7.745%(T)	1 Day BROIS(1)(T)/ 0.051%	—	61,109	61,109
BRL	744	01/04/27	9.300%(T)	1 Day BROIS(1)(T)/ 0.051%	—	14,631	14,631
BRL	1,788	01/04/27	10.250%(T)	1 Day BROIS(1)(T)/ 0.051%	—	18,787	18,787
BRL	4,283	01/04/27	11.085%(T)	1 Day BROIS(1)(T)/ 0.051%	173	18,450	18,277
BRL	896	01/04/27	11.110%(T)	1 Day BROIS(2)(T)/ 0.051%	—	(2,056)	(2,056)
BRL	766	01/04/27	11.173%(T)	1 Day BROIS(2)(T)/ 0.051%	—	(1,403)	(1,403)
BRL	3,668	01/04/27	11.240%(T)	1 Day BROIS(2)(T)/ 0.051%	1,378	(5,874)	(7,252)
BRL	1,948	01/04/27	11.680%(T)	1 Day BROIS(2)(T)/ 0.051%	1,595	1,969	374
BRL	1,688	01/04/27	11.755%(T)	1 Day BROIS(2)(T)/ 0.051%	—	6,614	6,614
BRL	1,601	01/04/27	12.200%(T)	1 Day BROIS(2)(T)/ 0.051%	—	13,643	13,643
BRL	1,705	01/04/27	12.360%(T)	1 Day BROIS(1)(T)/ 0.051%	—	(12,162)	(12,162)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    31

Schedule of Investments  (continued)

as of October 31, 2022

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
BRL	2,143	01/04/27	13.105%(T)	1 Day BROIS(2)(T)/ 0.051%	$4,993	$29,162	$24,169
BRL	518	01/04/27	13.270%(T)	1 Day BROIS(1)(T)/ 0.051%	—	(7,793)	(7,793)
CLP	418,310	12/21/32	6.780%(S)	1 Day CLOIS(1)(S)/ 11.250%	(2,329)	(17,606)	(15,277)
CNH	3,000	07/28/27	2.438%(Q)	7 Day China Fixing Repo Rates(2)(Q)/ 1.940%	—	1,187	1,187
COP	950,000	12/12/23	5.530%(Q)	1 Day COOIS(2)(Q)/ 10.285%	—	(13,245)	(13,245)
COP	1,382,980	06/15/27	8.230%(Q)	1 Day COOIS(2)(Q)/ 10.285%	(6,281)	(28,967)	(22,686)
COP	4,265,890	09/21/27	9.200%(Q)	1 Day COOIS(1)(Q)/ 10.285%	(154)	59,239	59,393
COP	236,760	12/21/27	10.125%(Q)	1 Day COOIS(1)(Q)/ 10.285%	—	1,574	1,574
COP	1,416,700	12/21/27	10.187%(Q)	1 Day COOIS(1)(Q)/ 10.285%	447	8,745	8,298
COP	1,047,000	12/21/27	10.960%(Q)	1 Day COOIS(1)(Q)/ 10.285%	—	270	270
COP	1,081,990	12/21/27	11.966%(Q)	1 Day COOIS(1)(Q)/ 10.285%	—	(8,050)	(8,050)
COP	211,800	11/09/31	6.650%(Q)	1 Day COOIS(2)(Q)/ 10.285%	—	(10,664)	(10,664)
CZK	14,610	12/21/24	6.880%(A)	6 Month PRIBOR(1)(S)/ 7.390%	—	(187)	(187)
CZK	6,507	06/15/31	1.730%(A)	6 Month PRIBOR(2)(S)/ 7.390%	—	(76,168)	(76,168)

See Notes to Financial Statements.

32

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CZK	4,930	12/21/32	5.430%(A)	6 Month PRIBOR(1)(S)/ 7.390%	$—	$1,474	$1,474
HUF	157,860	09/03/26	2.660%(A)	6 Month BUBOR(1)(S)/ 16.740%	5,523	119,339	113,816
HUF	150,000	03/17/27	6.250%(A)	6 Month BUBOR(1)(S)/ 16.740%	—	64,646	64,646
KRW	600,000	06/15/27	2.410%(Q)	3 Month KWCDC(1)(Q)/ 3.960%	18,212	30,661	12,449
KRW	1,096,507	09/21/27	3.087%(Q)	3 Month KWCDC(2)(Q)/ 3.960%	(894)	(34,503)	(33,609)
KRW	600,000	09/21/27	3.639%(Q)	3 Month KWCDC(2)(Q)/ 3.960%	1,403	(8,159)	(9,562)
KRW	700,000	12/21/27	4.197%(Q)	3 Month KWCDC(1)(Q)/ 3.960%	—	(1,990)	(1,990)
MXN	14,446	03/11/26	4.845%(M)	28 Day Mexican Interbank Rate(2)(M)/ 9.596%	(10,364)	(97,436)	(87,072)
MXN	124	06/09/27	8.543%(M)	28 Day Mexican Interbank Rate(1)(M)/ 9.596%	71	185	114
MXN	2,110	09/15/27	8.880%(M)	28 Day Mexican Interbank Rate(2)(M)/ 9.596%	—	(1,759)	(1,759)
MXN	4,460	12/15/27	8.950%(M)	28 Day Mexican Interbank Rate(2)(M)/ 9.596%	—	(2,752)	(2,752)
MXN	5,305	12/15/27	9.348%(M)	28 Day Mexican Interbank Rate(2)(M)/ 9.596%	(75)	897	972

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    33

Schedule of Investments  (continued)

as of October 31, 2022

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
MXN	5,346	01/28/30	6.640%(M)	28 Day Mexican Interbank Rate(2)(M)/ 9.596%	$(30,510)	$(37,659)	$(7,149)
MXN	4,450	07/24/31	6.780%(M)	28 Day Mexican Interbank Rate(2)(M)/ 9.596%	—	(33,446)	(33,446)
MXN	4,000	12/08/32	9.320%(M)	28 Day Mexican Interbank Rate(2)(M)/ 9.596%	—	636	636
PLN	2,450	10/05/23	1.350%(A)	6 Month WIBOR(1)(S)/ 7.720%	—	31,053	31,053
PLN	2,450	10/05/23	1.375%(A)	6 Month WIBOR(1)(S)/ 7.720%	—	30,936	30,936
PLN	2,360	12/15/23	2.400%(A)	6 Month WIBOR(1)(S)/ 7.720%	—	31,261	31,261
PLN	2,700	07/24/24	1.798%(A)	6 Month WIBOR(2)(S)/ 7.720%	—	(63,029)	(63,029)
PLN	930	02/01/25	4.300%(A)	6 Month WIBOR(1)(S)/ 7.720%	—	11,626	11,626
PLN	2,730	09/08/25	0.637%(A)	6 Month WIBOR(2)(S)/ 7.720%	(2,157)	(104,777)	(102,620)
PLN	4,650	04/07/27	5.405%(A)	6 Month WIBOR(1)(S)/ 7.720%	—	49,839	49,839
PLN	1,186	06/15/27	4.970%(A)	6 Month WIBOR(2)(S)/ 7.720%	(17,269)	(25,468)	(8,199)
PLN	1,670	08/02/27	5.680%(A)	6 Month WIBOR(2)(S)/7.720%	—	(25,776)	(25,776)
PLN	4,830	09/21/27	6.632%(A)	6 Month WIBOR(1)(S)/ 7.720%	(15,532)	35,430	50,962

See Notes to Financial Statements.

34

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
PLN	1,434	10/06/27	6.826%(A)	6 Month WIBOR(2)(S)/ 7.720%	$—	$(8,359)	$(8,359)
PLN	1,970	10/25/27	7.900%(A)	6 Month WIBOR(2)(S)/ 7.720%	—	5,579	5,579
PLN	700	06/17/31	1.745%(A)	6 Month WIBOR(1)(S)/ 7.720%	—	51,763	51,763
PLN	271	05/10/32	6.410%(A)	6 Month WIBOR(1)(S)/ 7.720%	—	3,626	3,626
PLN	605	12/21/32	7.391%(A)	6 Month WIBOR(1)(S)/ 7.720%	—	50	50
THB	19,200	12/21/27	3.088%(Q)	1 Day THOR(1)(Q)/ 0.984%	—	(6,036)	(6,036)
THB	20,100	12/21/27	3.114%(Q)	1 Day THOR(1)(Q)/ 0.984%	—	(6,994)	(6,994)
ZAR	5,789	08/21/25	4.978%(Q)	3 Month JIBAR(2)(Q)/6.517%	(8,927)	(24,106)	(15,179)
ZAR	2,808	03/16/27	6.960%(Q)	3 Month JIBAR(1)(Q)/ 6.517%	5,758	7,536	1,778
ZAR	32,614	09/21/27	7.490%(Q)	3 Month JIBAR(2)(Q)/ 6.517%	(59,848)	(67,471)	(7,623)
ZAR	19,350	09/21/27	8.280%(Q)	3 Month JIBAR(1)(Q)/ 6.517%	1,025	5,474	4,449
ZAR	6,460	12/21/27	8.615%(Q)	3 Month JIBAR(2)(Q)/ 6.517%	—	(149)	(149)
ZAR	3,480	12/21/27	8.860%(Q)	3 Month JIBAR(2)(Q)/ 6.517%	1,331	1,807	476
ZAR	3,244	04/13/31	7.530%(Q)	3 Month JIBAR(2)(Q)/ 6.517%	(41)	(19,168)	(19,127)
ZAR	6,680	07/13/31	7.415%(Q)	3 Month JIBAR(1)(Q)/ 6.517%	93	43,719	43,626

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    35

Schedule of Investments  (continued)

as of October 31, 2022

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
ZAR	6,610	09/27/31	7.493%(Q)	3 Month JIBAR(1)(Q)/6.517%	$1,662	$42,762	$41,100
ZAR	4,635	01/04/32	7.595%(Q)	3 Month JIBAR(1)(Q)/6.517%	5,064	29,553	24,489

					$(105,653)	$(96,945)	$8,708

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
MYR	2,300	07/21/27	3.640%(Q)	3 Month KLIBOR(2)(Q)/3.160%	$(11,141)	$(13)	$(11,128)	GSI
MYR	3,000	07/29/27	3.500%(Q)	3 Month KLIBOR(2)(Q)/3.160%	(18,712)	(14)	(18,698)	JPM
MYR	1,230	10/17/27	4.240%(Q)	3 Month KLIBOR(2)(Q)/3.160%	751	(8)	759	MSI
MYR	3,200	12/21/27	4.370%(Q)	3 Month KLIBOR(2)(Q)/3.160%	4,161	—	4,161	BOA

					$(24,941)	$(35)	$(24,906)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$(35)	$4,920	$(29,826)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CIGM	$550,000	$—
JPS	170,000	—

Total	$720,000	$—

See Notes to Financial Statements.

36

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Corporate Bonds
Brazil	$—	$138,163	$—
Jamaica	—	117,500	—
Malaysia	—	148,000	—
Mexico	—	859,225	—
South Africa	—	389,375	—
Supranational Bank	—	113,615	—
Foreign Treasury Obligation
Brazil	—	112,322	—
Sovereign Bonds
Angola	—	194,500	—
Argentina	—	79,720	—
Brazil	—	1,308,690	—
Chile	—	479,019	—
China	—	2,078,689	—
Colombia	—	1,242,087	—
Czech Republic	—	714,610	—
Hungary	—	953,907	—
Indonesia	—	2,864,542	—
Malaysia	—	1,229,404	—
Mexico	—	1,122,058	—
Pakistan	—	179,022	—
Peru	—	649,947	—
Philippines	—	89,591	—
Poland	—	1,684,013	—
Romania	—	484,061	—
Serbia	—	113,929	—
South Africa	—	3,736,408	—
Thailand	—	1,891,578	—
Ukraine	—	60,904	—
Uruguay	—	40,928	—
Short-Term Investments
U.S. Treasury Obligation	—	2,050,426	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    37

Schedule of Investments  (continued)

as of October 31, 2022

	Level 1	Level 2	Level 3

Investments in Securities (continued)
Assets (continued)
Short-Term Investments (continued)
Unaffiliated Fund	$186,299	$—	$—
Options Purchased	—	49,825	—

Total	$186,299	$25,176,058	$—

Liabilities
Options Written	$—	$(149,315)	$—

Other Financial Instruments*
Assets
Futures Contracts	$42,634	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	858,200	—
OTC Cross Currency Exchange Contracts	—	1,629	—
Centrally Cleared Interest Rate Swap Agreements	—	855,385	—
OTC Interest Rate Swap Agreements	—	4,912	—

Total	$42,634	$1,720,126	$—

Liabilities
OTC Forward Foreign Currency Exchange Contracts	$—	$(679,408)	$—
OTC Cross Currency Exchange Contracts	—	(259)	—
Centrally Cleared Credit Default Swap Agreement	—	(259)	—
Centrally Cleared Interest Rate Swap Agreements	—	(846,677)	—
OTC Interest Rate Swap Agreements	—	(29,853)	—

Total	$—	$(1,556,456)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2022 were as follows:

Sovereign Bonds	78.9%
U.S. Treasury Obligation	7.6
Telecommunications	3.0
Electric	0.8
Chemicals	0.7
Unaffiliated Fund	0.7
Lodging	0.6
Oil &Gas	0.6
Retail	0.5

Multi-National	0.4%
Foreign Treasury Obligation	0.4
Options Purchased	0.2

94.4
Options Written	(0.5)
Other assets in excess of liabilities	6.1

100.0%

See Notes to Financial Statements.

38

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	—	$—		Due from/to broker-variation margin swaps	$259	*
Foreign exchange contracts	Unaffiliated investments	49,825		Options written outstanding, at value	149,315
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	1,629		Unrealized depreciation on OTC cross currency exchange contracts	259
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	858,200		Unrealized depreciation on OTC forward foreign currency exchange contracts	679,408
Interest rate contracts	Due from/to broker-variation margin futures	42,634	*	—	—
Interest rate contracts	Due from/to broker-variation margin swaps	855,385	*	Due from/to broker-variation margin swaps	846,677	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	35
Interest rate contracts	Unrealized appreciation on OTC swap agreements	4,920		Unrealized depreciation on OTC swap agreements	29,826

		$1,812,593			$1,705,779

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    39

Schedule of Investments  (continued)

as of October 31, 2022

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$—	$—	$(18,633)
Foreign exchange contracts	199,197	(166,316)	—	(292,298)	—
Interest rate contracts	—	—	223,481	—	(38,783)

Total	$199,197	$(166,316)	$223,481	$(292,298)	$(57,416)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$—	$—	$—	$—	$(259)
Foreign exchange contracts	26,685	(27,214)	—	297,365	—
Interest rate contracts	—	—	(2,413)	—	115,721

Total	$26,685	$(27,214)	$(2,413)	$297,365	$115,462

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$84,905
Options Written (2)	8,445,482
Futures Contracts - Short Positions (2)	2,801,560
Forward Foreign Currency Exchange Contracts - Purchased (3)	33,982,640
Forward Foreign Currency Exchange Contracts - Sold (3)	35,357,405
Cross Currency Exchange Contracts (4)	311,777
Interest Rate Swap Agreements (2)	41,501,296
Credit Default Swap Agreements - Buy Protection (2)	324,000

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

See Notes to Financial Statements.

40

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BARC	$56,041	$(92,198)	$(36,157)	$—	$(36,157)
BNP	4,892	(3,806)	1,086	—	1,086
BOA	8,455	(82,762)	(74,307)	—	(74,307)
CITI	132,367	(155,446)	(23,079)	—	(23,079)
DB	6,730	(221)	6,509	—	6,509
GSI	212,462	(42,302)	170,160	—	170,160
HSBC	30,463	(76,630)	(46,167)	—	(46,167)
JPM	243,327	(155,852)	87,475	—	87,475
MSI	172,422	(192,654)	(20,232)	—	(20,232)
SCB	34,433	(18,832)	15,601	—	15,601
TD	9,172	(24,802)	(15,630)	—	(15,630)
UAG	3,810	(13,338)	(9,528)	—	(9,528)

	$914,574	$(858,843)	$55,731	$—	$55,731

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    41

Statement of Assets and Liabilities

as of October 31, 2022

Assets

Unaffiliated investments (cost $32,576,549)	$25,362,357
Foreign currency, at value (cost $392,662)	378,068
Unrealized appreciation on OTC forward foreign currency exchange contracts	858,200
Deposit with broker for centrally cleared/exchange-traded derivatives	720,000
Dividends and interest receivable	434,905
Tax reclaim receivable	66,258
Due from broker—variation margin swaps	12,951
Unrealized appreciation on OTC swap agreements	4,920
Due from Manager	4,871
Due from broker—variation margin futures	3,537
Unrealized appreciation on OTC cross currency exchange contracts	1,629
Prepaid expenses and other assets	1,858

Total Assets	27,849,554

Liabilities

Unrealized depreciation on OTC forward foreign currency exchange contracts	679,408
Options written outstanding, at value (premiums received $122,089)	149,315
Audit fee payable	64,200
Accrued expenses and other liabilities	55,450
Unrealized depreciation on OTC swap agreements	29,826
Payable for Fund shares purchased	11,025
Directors’ fees payable	844
Affiliated transfer agent fee payable	766
Distribution fee payable	567
Unrealized depreciation on OTC cross currency exchange contracts	259
Premiums received for OTC swap agreements	35
Dividends payable	7

Total Liabilities	991,702

Net Assets	$26,857,852

Net assets were comprised of:
Common stock, at par	$62
Paid-in capital in excess of par	45,933,392
Total distributable earnings (loss)	(19,075,602)

Net assets, October 31, 2022	$26,857,852

See Notes to Financial Statements.

42

Class A

Net asset value and redemption price per share, ($2,150,613 ÷ 503,459 shares of common stock issued and outstanding)	$4.27
Maximum sales charge (3.25% of offering price)	0.14

Maximum offering price to public	$4.41

Class C

Net asset value, offering price and redemption price per share, ($126,155 ÷ 29,327 shares of common stock issued and outstanding)	$4.30

Class Z

Net asset value, offering price and redemption price per share, ($23,229,373 ÷ 5,390,612 shares of common stock issued and outstanding)	$4.31

Class R6

Net asset value, offering price and redemption price per share, ($1,351,711 ÷ 313,804 shares of common stock issued and outstanding)	$4.31

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    43

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)

Income
Interest income (net of $84,486 foreign withholding tax)	$2,314,156
Unaffiliated dividend income (net of $1,244 foreign withholding tax)	6,692
Income from securities lending, net (including affiliated income of $148)	604
Affiliated dividend income	268

Total income	2,321,720

Expenses
Management fee	289,056
Distribution fee(a)	8,343
Custodian and accounting fees	79,687
Audit fee	64,200
Transfer agent’s fees and expenses (including affiliated expense of $14,518)(a)	63,109
Registration fees(a)	30,580
Legal fees and expenses	21,399
Shareholders’ reports	19,667
Directors’ fees	9,780
Miscellaneous	29,086

Total expenses	614,907
Less: Fee waiver and/or expense reimbursement(a)	(280,303)

Net expenses	334,604

Net investment income (loss)	1,987,116

Realized And Unrealized Gain (Loss)On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(114))	(4,475,505)
Futures transactions	223,481
Forward currency contract transactions	(292,298)
Options written transactions	(166,316)
Swap agreement transactions	(57,416)
Foreign currency transactions	(2,491,492)

(7,259,546)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $21)	(4,198,970)
Futures	(2,413)
Forward and cross currency contracts	297,365
Options written	(27,214)
Swap agreements	115,462
Foreign currencies	(42,586)

(3,858,356)

Net gain (loss) on investment and foreign currency transactions	(11,117,902)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(9,130,786)

See Notes to Financial Statements.

44

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	6,906	1,437	—	—
Transfer agent’s fees and expenses	5,113	976	56,836	184
Registration fees	7,794	6,544	10,198	6,044
Fee waiver and/or expense reimbursement	(20,914)	(7,925)	(235,234)	(16,230)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    45

Statements of Changes in Net Assets

	Year Ended October 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,987,116	$2,712,736
Net realized gain (loss) on investment and foreign currency transactions	(7,259,546)	(14,056)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(3,858,356)	(974,439)

Net increase (decrease) in net assets resulting from operations	(9,130,786)	1,724,241

Dividends and Distributions
Distributions from distributable earnings
Class A	(32,039)	(171,094)
Class C	(1,359)	(11,953)
Class Z	(495,733)	(2,832,895)
Class R6	(25,551)	(77,566)

	(554,682)	(3,093,508)

Tax return of capital distributions
Class A	(85,763)	—
Class C	(3,638)	—
Class Z	(1,326,945)	—
Class R6	(68,392)	—

	(1,484,738)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	13,758,267	18,589,941
Net asset value of shares issued in reinvestment of dividends and distributions	2,038,819	3,084,833
Cost of shares purchased	(33,752,375)	(26,083,180)

Net increase (decrease) in net assets from Fund share transactions	(17,955,289)	(4,408,406)

Total increase (decrease)	(29,125,495)	(5,777,673)

Net Assets:

Beginning of year	55,983,347	61,761,020

End of year	$26,857,852	$55,983,347

See Notes to Financial Statements.

46

Financial Highlights

Class A Shares
	Year Ended October 31,

	2022		2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.45		$5.57	$6.07	$5.52	$6.40
Income (loss) from investment operations:
Net investment income (loss)	0.20		0.22	0.24	0.30	0.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.17)		(0.09)	(0.47)	0.57	(0.86)
Total from investment operations	(0.97)		0.13	(0.23)	0.87	(0.53)
Less Dividends and Distributions:
Dividends from net investment income*	(0.04)		(0.25)	-	(0.31)	-
Tax return of capital distributions	(0.17)		-	(0.27)	(0.01)	(0.35)
Total dividends and distributions	(0.21)		(0.25)	(0.27)	(0.32)	(0.35)
Net asset value, end of year	$4.27		$5.45	$5.57	$6.07	$5.52
Total Return(b):	(18.18)%		2.19%	(3.75)%	16.14%	(8.68)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,151		$3,489	$3,853	$3,692	$3,146
Average net assets (000)	$2,762		$3,950	$3,518	$3,223	$4,105
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.14	%(d)	1.13%	1.13%	1.13%	1.13%
Expenses before waivers and/or expense reimbursement	1.90	%(d)	1.67%	2.04%	2.03%	2.16%
Net investment income (loss)	4.13%		3.75%	4.24%	5.13%	5.34%
Portfolio turnover rate(e)	26%		35%	64%	69%	113%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.01%, for the year ended October 31, 2022.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    47

Financial Highlights  (continued)

Class C Shares
	Year Ended October 31,

	2022		2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.49		$5.61	$6.11	$5.56	$6.46
Income (loss) from investment operations:
Net investment income (loss)	0.17		0.18	0.20	0.26	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.19)		(0.09)	(0.47)	0.57	(0.88)
Total from investment operations	(1.02)		0.09	(0.27)	0.83	(0.59)
Less Dividends and Distributions:
Dividends from net investment income*	-		(0.21)	-	(0.27)	-
Tax return of capital distributions	(0.17)		-	(0.23)	(0.01)	(0.31)
Total dividends and distributions	(0.17)		(0.21)	(0.23)	(0.28)	(0.31)
Net asset value, end of year	$4.30		$5.49	$5.61	$6.11	$5.56
Total Return(b):	(18.82)%		1.44%	(4.41)%	15.18%	(9.61)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$126		$190	$466	$579	$538
Average net assets (000)	$144		$331	$484	$566	$672
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.89	%(d)	1.88%	1.88%	1.88%	1.88%
Expenses before waivers and/or expense reimbursement	7.40	%(d)	4.60%	5.82%	4.82%	4.89%
Net investment income (loss)	3.35%		3.00%	3.54%	4.37%	4.56%
Portfolio turnover rate(e)	26%		35%	64%	69%	113%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.01%, for the year ended October 31, 2022.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any).If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

48

Class Z Shares
	Year Ended October 31,

	2022		2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.50		$5.62	$6.13	$5.57	$6.48
Income (loss) from investment operations:
Net investment income (loss)	0.22		0.24	0.27	0.32	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.18)		(0.08)	(0.48)	0.58	(0.88)
Total from investment operations	(0.96)		0.16	(0.21)	0.90	(0.54)
Less Dividends and Distributions:
Dividends from net investment income*	(0.06)		(0.28)	-	(0.33)	-
Tax return of capital distributions	(0.17)		-	(0.30)	(0.01)	(0.37)
Total dividends and distributions	(0.23)		(0.28)	(0.30)	(0.34)	(0.37)
Net asset value, end of year	$4.31		$5.50	$5.62	$6.13	$5.57
Total Return(b):	(17.83)%		2.63%	(3.45)%	16.50%	(8.83)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$23,229		$49,067	$57,392	$68,101	$55,000
Average net assets (000)	$39,563		$59,794	$56,989	$63,219	$49,644
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.73	%(d)	0.72%	0.74%	0.88%	0.88%
Expenses before waivers and/or expense reimbursement	1.32	%(d)	1.16%	1.27%	1.31%	1.41%
Net investment income (loss)	4.49%		4.16%	4.72%	5.35%	5.50%
Portfolio turnover rate(e)	26%		35%	64%	69%	113%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.01%, for the year ended October 31, 2022.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any).If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund    49

Financial Highlights  (continued)

Class R6 Shares
	Year Ended October 31,

	2022		2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.50		$5.62	$6.12	$5.56	$6.47
Income (loss) from investment operations:
Net investment income (loss)	0.23		0.25	0.27	0.31	0.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.19)		(0.09)	(0.47)	0.58	(0.89)
Total from investment operations	(0.96)		0.16	(0.20)	0.89	(0.53)
Less Dividends and Distributions:
Dividends from net investment income*	(0.06)		(0.28)	-	(0.32)	-
Tax return of capital distributions	(0.17)		-	(0.30)	(0.01)	(0.38)
Total dividends and distributions	(0.23)		(0.28)	(0.30)	(0.33)	(0.38)
Net asset value, end of year	$4.31		$5.50	$5.62	$6.12	$5.56
Total Return(b):	(17.77)%		2.70%	(3.24)%	16.41%	(8.63)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,352		$3,237	$50	$29	$1
Average net assets (000)	$2,001		$1,613	$42	$15	$1
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.66	%(d)	0.65%	0.67%	0.88%	0.88%
Expenses before waivers and/or expense reimbursement	1.47	%(d)	1.63%	40.50%	92.22%	1,595.87%
Net investment income (loss)	4.56%		4.27%	4.64%	5.20%	5.73%
Portfolio turnover rate(e)	26%		35%	64%	69%	113%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Includes interest expense on borrowings from the Syndicated Credit Agreement of 0.01%, for the year ended October 31, 2022.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any).If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

50

Notes to Financial Statements

1.	Organization

Prudential World Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Emerging Markets Debt Local Currency Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

PGIM Emerging Markets Debt Local Currency Fund    51

Notes to Financial Statements (continued)

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market

52

approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the

PGIM Emerging Markets Debt Local Currency Fund    53

Notes to Financial Statements (continued)

results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

54

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in

PGIM Emerging Markets Debt Local Currency Fund    55

Notes to Financial Statements (continued)

the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a

56

specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements

PGIM Emerging Markets Debt Local Currency Fund    57

Notes to Financial Statements (continued)

which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to

58

serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and

PGIM Emerging Markets Debt Local Currency Fund    59

Notes to Financial Statements (continued)

waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services, and pursuant to which it renders administrative services.

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The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit, and PGIM Limited (collectively the “subadviser”). The Manager pays for the services of subadvisers.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.650% on average daily net assets up to $1 billion;	0.65%
0.630% on average daily net assets from $1 billion to $3 billion;
0.610% on average daily net assets from $3 billion to $5 billion;
0.600% on average daily net assets from $5 billion to $10 billion;
0.590% on average daily net assets over $10 billion.

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.13%
C	1.88
Z	0.72
R6	0.65

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”),regardless of expenses actually incurred by PIMS.

PGIM Emerging Markets Debt Local Currency Fund    61

Notes to Financial Statements (continued)

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$4,717	$—
C	—	—

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

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The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$10,812,160	$30,216,612

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:
PGIM Core Ultra Short Bond Fund(1)(wa)
$586,842	$9,154,727	$9,741,569	$—	$—	$—	—	$268
PGIM Institutional Money Market Fund(1)(b)(wa)
219,262	1,454,555	1,673,724	21	(114)	—	—	148	(2)
$806,104	$10,609,282	$11,415,293	$21	$(114)	$—		$416

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund were $554,682 of ordinary income and $1,484,738 of tax return of capital. For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $3,093,508 of ordinary income.

PGIM Emerging Markets Debt Local Currency Fund    63

Notes to Financial Statements (continued)

As of October 31, 2022, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$33,189,482	$2,097,588	$(9,867,724)	$(7,770,136)

The difference between GAAP and tax basis is primarily attributable to the deferred losses on wash sales, bond premium amortization, mark-to-market of forwards contracts, straddle loss deferrals and other GAAP to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $11,304,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

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Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 10,225,000,000 shares of common stock, $0.00001 par value per share, 550,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	10,000,000
C	50,000,000
Z	250,000,000
T	190,000,000
R6	50,000,000

The Fund currently does not have any Class T shares outstanding.

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	3,811,817	70.7%
R6	198	0.1

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	61.2%
Unaffiliated	2	29.8

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2022:
Shares sold	66,195	$341,565
Shares issued in reinvestment of dividends and distributions	24,360	117,212
Shares purchased	(236,571)	(1,172,120)
Net increase (decrease) in shares outstanding before conversion	(146,016)	(713,343)
Shares issued upon conversion from other share class(es)	9,979	46,343
Shares purchased upon conversion into other share class(es)	(651)	(3,466)
Net increase (decrease) in shares outstanding	(136,688)	$(670,466)

PGIM Emerging Markets Debt Local Currency Fund    65

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended October 31, 2021:
Shares sold	78,649	$458,123
Shares issued in reinvestment of dividends and distributions	29,019	167,971
Shares purchased	(181,591)	(1,055,699)
Net increase (decrease) in shares outstanding before conversion	(73,923)	(429,605)
Shares issued upon conversion from other share class(es)	25,573	154,504
Shares purchased upon conversion into other share class(es)	(3,161)	(18,144)
Net increase (decrease) in shares outstanding	(51,511)	$(293,245)

Class C
Year ended October 31, 2022:
Shares sold	9,916	$46,594
Shares issued in reinvestment of dividends and distributions	1,029	4,995
Shares purchased	(6,394)	(32,776)
Net increase (decrease) in shares outstanding before conversion	4,551	18,813
Shares purchased upon conversion into other share class(es)	(9,912)	(46,343)
Net increase (decrease) in shares outstanding	(5,361)	$(27,530)

Year ended October 31, 2021:
Shares sold	3,485	$20,671
Shares issued in reinvestment of dividends and distributions	2,022	11,886
Shares purchased	(28,402)	(163,996)
Net increase (decrease) in shares outstanding before conversion	(22,895)	(131,439)
Shares purchased upon conversion into other share class(es)	(25,403)	(154,504)
Net increase (decrease) in shares outstanding	(48,298)	$(285,943)

Class Z
Year ended October 31, 2022:
Shares sold	2,502,871	$13,016,107
Shares issued in reinvestment of dividends and distributions	372,746	1,822,678
Shares purchased	(6,406,152)	(30,692,749)
Net increase (decrease) in shares outstanding before conversion	(3,530,535)	(15,853,964)
Shares issued upon conversion from other share class(es)	645	3,466
Net increase (decrease) in shares outstanding	(3,529,890)	$(15,850,498)

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Share Class	Shares	Amount

Year ended October 31, 2021:
Shares sold	2,987,759	$17,715,817
Shares issued in reinvestment of dividends and distributions	483,358	2,827,410
Shares purchased	(4,096,951)	(23,917,712)
Net increase (decrease) in shares outstanding before conversion	(625,834)	(3,374,485)
Shares issued upon conversion from other share class(es)	3,128	18,144
Shares purchased upon conversion into other share class(es)	(661,948)	(3,892,254)
Net increase (decrease) in shares outstanding	(1,284,654)	$(7,248,595)

Class R6
Year ended October 31, 2022:
Shares sold	72,252	$354,001
Shares issued in reinvestment of dividends and distributions	19,125	93,934
Shares purchased	(366,479)	(1,854,730)
Net increase (decrease) in shares outstanding	(275,102)	$(1,406,795)

Year ended October 31, 2021:
Shares sold	68,180	$395,330
Shares issued in reinvestment of dividends and distributions	13,589	77,566
Shares purchased	(164,802)	(945,773)
Net increase (decrease) in shares outstanding before conversion	(83,033)	(472,877)
Shares issued upon conversion from other share class(es)	663,076	3,892,254
Net increase (decrease) in shares outstanding	580,043	$3,419,377

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more

PGIM Emerging Markets Debt Local Currency Fund    67

Notes to Financial Statements (continued)

likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2022. The average daily balance for the 16 days that the Fund had loans outstanding during the period was approximately $2,329,750, borrowed at a weighted average interest rate of 2.74%. The maximum loan outstanding amount during the period was $5,500,000. At October 31, 2022, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: Credit risk relates to the ability of the issuer of a fixed income instrument or the counterparty to a financial transaction with the Fund to meet interest and principal payments as they come due or to fulfill its obligations to the Fund. The value of the fixed income instruments held by the Fund will be adversely affected by any erosion in the ability of the relevant issuers to make interest and principal payments as they become due. The ratings given to a debt security by certain ratings agencies provide a generally useful guide as to such credit risk. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Increasing the amount of Fund assets invested in lower-rated securities generally will increase the Fund’s income, but also will increase the credit risk to which the Fund is subject. The Fund generally enters into financial transactions with major dealers that are deemed acceptable to the subadviser from a credit perspective.

Currency Risk: The Fund’s assets may be invested in securities that are denominated in non-US currencies or directly in currencies. Such investments are subject to the risk that the value of a particular currency will change in relation to the US dollar or other currencies. The weakening of a country’s currency relative to the US dollar will negatively affect the dollar value of the Fund’s assets. Among the factors that may affect currency values are trade balances, levels of short term interest rates, differences in relative values of similar assets in different currencies, long term opportunities for investment and capital appreciation, central bank policy, and political developments. The Fund may attempt to hedge such risks by selling or buying currencies in the forward market; selling or buying currency futures contracts, options or other securities thereon; borrowing funds denominated in particular currencies; or any combination thereof, depending on the

68

availability of liquidity in the hedging instruments and their relative costs. There can be no assurance that such strategies will be implemented or, if implemented, will be effective. The Fund would incur additional costs from hedging.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund. and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on

PGIM Emerging Markets Debt Local Currency Fund    69

Notes to Financial Statements (continued)

the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

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Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid

PGIM Emerging Markets Debt Local Currency Fund    71

Notes to Financial Statements (continued)

than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which

72

the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

PGIM Emerging Markets Debt Local Currency Fund    73

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Emerging Markets Debt Local Currency Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Emerging Markets Debt Local Currency Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

74

Tax Information (unaudited)

For the year ended October 31, 2022, the Fund reports the maximum amount allowable but not less than 22.68% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022. call your financial adviser.

PGIM Emerging Markets Debt Local Currency Fund    75

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Emerging Markets Debt Local Currency Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Emerging Markets Debt Local Currency Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Emerging Markets Debt Local Currency Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Emerging Markets Debt Local Currency Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Emerging Markets Debt Local Currency Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM Emerging Markets Debt Local Currency Fund is a series of Prudential World Fund, Inc.

PGIM Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information

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pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments for the year ended December 31, 2021 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table

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sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	2nd Quartile	2nd Quartile

Actual Management Fees: 1st Quartile

Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods, though it underperformed its benchmark index over the one-year period.

●

The Board considered PGIM Investments’ assertion that despite recent underperformance, they are encouraged by the Fund’s strong longer-term outperformance over the three-, five- and ten-year periods ended December 31, 2021 versus peers.

●

The Board also considered that the Fund outperformed its benchmark for the year-to-date, one-, three-, five- and ten-year periods ended March 31, 2022 and outperformed its peer group for the three-, five- and ten-year periods ended March 31, 2022.

●

The Board and PGIM Investments agreed to retain the existing contractual expense cap that (exclusive of other fees and expenses) caps the Fund’s annual operating expenses at 1.13% for Class A shares, 1.88% for Class C shares, 0.65% for Class R6 shares, and 0.72% for Class Z shares through February 28, 2023.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Emerging Markets Debt Local Currency Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

SUB-SUBADVISER	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr &Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Emerging Markets Debt Local Currency Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:
ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM EMERGING MARKETS DEBT LOCAL CURRENCY FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	EMDAX	EMDCX	EMDZX	EMDQX

CUSIP	743969750	743969743	743969727	743969735

MF212E

PGIM JENNISON GLOBAL INFRASTRUCTURE FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Global Infrastructure Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Global Infrastructure Fund

December 15, 2022

PGIM Jennison Global Infrastructure Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22

	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	-14.22	3.38	5.43 (09/25/2013)

(without sales charges)	-9.23	4.55	6.09 (09/25/2013)

Class C

(with sales charges)	-10.75	3.75	5.29 (09/25/2013)

(without sales charges)	-9.91	3.75	5.29 (09/25/2013)

Class Z

(without sales charges)	-8.93	4.87	6.39 (09/25/2013)

Class R6

(without sales charges)	-8.93	4.86	6.83 (12/28/2016)

S&P Global Infrastructure Index

	-5.43	2.02	—

S&P 500 Index

	-14.60	10.44	—

Average Annual Total Returns as of 10/31/22 Since Inception (%)
	Class A, Class C, Class Z (09/25/2013)	Class R6 (12/28/2016)

S&P Global Infrastructure Index	4.54	4.70

S&P 500 Index	11.73	11.84

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P Global Infrastructure Index by portraying the initial account values at the commencement of operations of Class Z shares (September 25, 2013) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Global Infrastructure Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

S&P Global Infrastructure Index—The S&P Global Infrastructure Index is an unmanaged index that consists of 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the Index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation, and Energy.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/22

Ten Largest Holdings	Line of Business	Country	% of Net Assets

Cheniere Energy, Inc.	Oil, Gas & Consumable Fuels	United States	6.4%

NextEra Energy, Inc.	Electric Utilities	United States	6.1%

Constellation Energy Corp.	Electric Utilities	United States	4.5%

CenterPoint Energy, Inc.	Multi-Utilities	United States	4.0%

Transurban Group, UTS	Transportation Infrastructure	Australia	3.8%

Sempra Energy	Multi-Utilities	United States	3.6%

Williams Cos., Inc. (The)	Oil, Gas &Consumable Fuels	United States	3.5%

American Tower Corp., REIT	Equity Real Estate Investment Trusts (REITs)	United States	3.4%

Ferrovial SA	Construction & Engineering	Spain	3.4%

National Grid plc	Multi-Utilities	United Kingdom	3.2%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Global Infrastructure Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Jennison Global Infrastructure Fund’s Class Z shares returned –8.93% in the 12-month reporting period that ended October 31, 2022, underperforming the –5.43% return of the S&P Global Infrastructure Index (the Index).

What were the market conditions?

●

During the reporting period, the investment backdrop changed from one of stimulus and spending to one of inflation and tightening financial conditions, with the need to control inflation moving aggressively to the fore.

●

Many global equity markets closed out 2021 at all-time highs. However, rapidly rising inflation spurred the US Federal Reserve (the Fed) to pivot to a tightening stance late in the year, leading to a spike in US Treasury yields and a general repricing of risk.

●

The investment environment at the start of 2022 was clouded by continued uncertainties related to the COVID-19 pandemic, inflation, and the prospect of slowing growth on the back of the Fed’s plans for policy tightening. The brutal military conflict in Ukraine added a dangerous new dimension of uncertainty in late February. Commodity prices rose sharply, led by crude oil, as the sanctions imposed on Russia by the US and European Union made it difficult for the world’s largest oil exporter to complete transactions.

●

As the year progressed, stock prices continued to suffer from the impacts of the war in Ukraine, unexpectedly high inflation, aggressive monetary tightening, and declining growth prospects around the globe.

●

Global infrastructure stocks, as represented by the Index, declined for the period but significantly outperformed the broader equity market. Among infrastructure sectors, midstream energy led performance, while utility stocks saw modest declines overall. Transportation infrastructure stocks also lost ground. Telecommunications infrastructure (which is not represented in the Index) was the laggard, declining sharply over the period.

What worked?

●	The Fund benefited from strong stock selection in the midstream energy sector.

●	The Fund’s holdings in midstream energy companies Cheniere Energy Inc., DT Midstream Inc., Targa Resources Corp., and The Williams Companies Inc. saw strong performance for the period.

●	The Fund also benefited from gains in certain utility companies, including Constellation Energy Corp., CenterPoint Energy Inc., and Power Grid Corporation of India Ltd.

What didn’t work?

●	Despite significantly outperforming broad market indices, the Fund underperformed the Index during the period, primarily due to off-Index holdings in the telecommunications sector.

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●	Telecommunications infrastructure stocks Cellnex Telecom SA, American Tower Corp., and SBA Communications Corp. hurt performance for the period.

●	Utility stocks China Longyuan Power Group Corporation Ltd. and National Grid plc also contributed to portfolio declines.

●	Other notable detractors included GFL Environmental Inc., AENA S.M.E. SA, Ferrovial SA, and Transurban Group.

Current outlook

●

Global macroeconomic considerations have heavily influenced the recent performance of listed infrastructure stocks, as a broad market rally reversed course on expectations for further interest rate hikes from the Fed and other global central banks. Despite expectations for continued market volatility, Jennison maintains a positive outlook regarding the long-term fundamental outlook for the Fund’s holdings across all four infrastructure sectors (midstream energy, utilities, transportation infrastructure, and telecommunication infrastructure), with an emphasis on utilities and midstream energy infrastructure in the near-to-intermediate term. Additionally, Jennison believes that ESG factors appear likely to be more influential in determining investment outcomes over time.

●

Utilities represent the Fund’s largest sector exposure, reflecting projections for the sector to generate mid-to-high single-digit earnings growth with commensurate dividend growth, supported by highly visible, regulated capital expenditure trajectories and improving regulatory regimes. In particular, utilities appear well positioned to capitalize on the transition to cleaner energy. In Jennison’s view, energy transition investment is supported by two broad and enduring themes: (1) pronounced reductions in the cost of renewable energy, driven by continued technological advancement, and (2) increasing public policy support driven by concerns over greenhouse gas emissions, energy security, and, most recently, job creation. The many decarbonization-related financial incentives included in the US Inflation Reduction Act will likely accelerate the energy transition in the US. In Europe, uncertainty driven by the need to transition away from Russian energy supply has led to weakness in the stock prices of utility companies. While remaining optimistic for the longer term, Jennison has reduced the Fund’s exposure to European utilities in lieu of more clarity regarding policy decisions, and until the risk/reward proposition appears more favorable.

●

While the midstream energy sector has been a strong performer since the COVID-19 vaccine announcement in late 2020, the group continues to experience outsized outperformance. Russia’s invasion of Ukraine has exacerbated supply/demand imbalances, and heightened security-related energy supply concerns, thereby driving energy stocks higher. In Jennison’s view, companies with strong balance sheets, integrated asset systems with multiple touchpoints across the energy value chain, and strong ESG metrics are likely to continue to fare well going forward. Additionally, Jennison believes the midstream energy sector is poised for a noteworthy upward

PGIM Jennison Global Infrastructure Fund    9

Strategy and Performance Overview* (continued)

inflection in free cash flow and return of capital to shareholders through dividend increases and/or share repurchases, with the Fund’s energy infrastructure holdings positioned to benefit.

●

Transportation infrastructure (excluding China) has seen improving economic fundaments as fading COVID-19 impacts have generally resulted in accelerating mobility trends for both airports and toll roads. However, macroeconomic uncertainties have increased, driven by inflation, interest rates, and high energy prices, prompting Jennison to adopt incrementally more defensive positioning. Specific portfolio biases as of the end of the period include:

●	Continuing to invest in higher-quality toll roads that provide good inflation protection and can perform well across a range of economic outcomes.

●	Trimming exposure to European airports in favor of other geographies.

●	Reducing overall North American rail exposure given macroeconomic concerns and pivoting to Canadian rails where end markets offer a fundamentally better outlook into 2023.

●	Remaining constructive on US waste stocks that continue to exhibit defensive characteristics and strong pricing power.

●

Lastly, regarding communications infrastructure, Jennison continues to favor wireless towers, given their recession-resistant business models (including inflation-adjusted revenues), which appear well positioned to benefit from expanded, carrier-funded, 5G network deployment.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison Global Infrastructure Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Global Infrastructure Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 914.00	1.50%	$ 7.24

	Hypothetical	$1,000.00	$1,017.64	1.50%	$ 7.63

Class C	Actual	$1,000.00	$ 910.10	2.25%	$10.83

	Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42

Class Z	Actual	$1,000.00	$ 915.70	1.17%	$ 5.65

	Hypothetical	$1,000.00	$1,019.31	1.17%	$ 5.96

Class R6	Actual	$1,000.00	$ 915.10	1.17%	$ 5.65

	Hypothetical	$1,000.00	$1,019.31	1.17%	$ 5.96

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period).Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 97.9%

COMMON STOCKS 96.9%

Australia 5.1%

APA Group	129,250	$870,161
Transurban Group, UTS	288,590	2,448,094

		3,318,255

Canada 7.0%

Canadian National Railway Co.	13,550	1,604,862
Canadian Pacific Railway Ltd.	13,544	1,009,673
Enbridge, Inc.	24,612	958,935
TC Energy Corp.	21,268	934,178

		4,507,648

China 1.3%

Beijing Capital International Airport Co. Ltd. (Class H Stock)*	225,990	122,381
China Longyuan Power Group Corp. Ltd. (Class H Stock)	635,576	726,254

		848,635

France 4.4%

Eiffage SA	16,103	1,456,062
Vinci SA	14,841	1,365,922

		2,821,984

Germany 1.0%

RWE AG	16,478	634,324

India 1.3%

Power Grid Corp. of India Ltd.	305,342	842,461

Italy 3.1%

Enav SpA, 144A	251,607	972,974
Terna - Rete Elettrica Nazionale	153,847	1,020,262

		1,993,236

Japan 2.7%

West Japan Railway Co.	43,520	1,725,419

Mexico 2.6%

Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	107,364	1,665,272

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund    13

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

New Zealand 1.4%

Auckland International Airport Ltd.*	207,345	$926,920

Spain 5.2%

Ferrovial SA	90,359	2,208,227
Sacyr SA	462,400	1,134,326

		3,342,553

United Kingdom 4.2%

National Grid PLC	189,480	2,064,408
Pennon Group PLC	71,040	682,674

		2,747,082

United States 57.6%

AES Corp. (The)	29,889	781,896
American Tower Corp., REIT	10,705	2,217,969
CenterPoint Energy, Inc.	89,899	2,572,010
Cheniere Energy, Inc.	23,314	4,112,823
CMS Energy Corp.	28,801	1,643,097
Constellation Energy Corp.	30,733	2,905,498
Dominion Energy, Inc.	26,316	1,841,331
DT Midstream, Inc.	21,009	1,254,237
Equitrans Midstream Corp.	84,982	715,548
Exelon Corp.	50,119	1,934,092
NextEra Energy Partners LP	12,405	918,838
NextEra Energy, Inc.	50,995	3,952,113
NiSource, Inc.	23,707	609,033
SBA Communications Corp., REIT	5,324	1,436,948
Sempra Energy	15,365	2,319,193
Targa Resources Corp.	30,167	2,062,518
Union Pacific Corp.	3,509	691,764
Waste Connections, Inc.	10,513	1,386,770
Williams Cos., Inc. (The)	68,676	2,247,766
Xcel Energy, Inc.	24,093	1,568,695

		37,172,139

TOTAL COMMON STOCKS (cost $58,546,654)		62,545,928

See Notes to Financial Statements.

14

Description	Shares	Value

PREFERRED STOCK 1.0%

United States

NextEra Energy, Inc., CVT, 6.219%, Maturing 09/01/23 (cost $657,062)	13,402	$646,646

TOTAL LONG-TERM INVESTMENTS (cost $59,203,716)		63,192,574

SHORT-TERM INVESTMENT 2.2%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares) (cost $1,414,697)	1,414,697	1,414,697

TOTAL INVESTMENTS 100.1% (cost $60,618,413)		64,607,271
Liabilities in excess of other assets (0.1)%		(96,476)

NET ASSETS 100.0%		$64,510,795

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CVT—Convertible Security

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

UTS—Unit Trust Security

*	Non-income producing security.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund    15

Schedule of Investments  (continued)

as of October 31, 2022

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$3,318,255	$—
Canada	4,507,648	—	—
China	—	848,635	—
France	—	2,821,984	—
Germany	—	634,324	—
India	—	842,461	—
Italy	—	1,993,236	—
Japan	—	1,725,419	—
Mexico	1,665,272	—	—
New Zealand	—	926,920	—
Spain	—	3,342,553	—
United Kingdom	—	2,747,082	—
United States	37,172,139	—	—
Preferred Stock
United States	646,646	—	—
Short-Term Investment
Unaffiliated Fund	1,414,697	—	—

Total	$45,406,402	$19,200,869	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2022 were as follows:

Electric Utilities	19.9%
Oil, Gas & Consumable Fuels	19.0
Multi-Utilities	17.2
Construction & Engineering	9.6
Transportation Infrastructure	9.5
Road & Rail	7.9
Equity Real Estate Investment Trusts (REITs)	5.6
Independent Power & Renewable Electricity Producers	4.7

Unaffiliated Fund	2.2%
Commercial Services & Supplies	2.2
Gas Utilities	1.3
Water Utilities	1.0

100.1
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

as of October 31, 2022

Assets

Unaffiliated investments (cost $60,618,413)	$64,607,271
Foreign currency, at value (cost $10,394)	10,385
Tax reclaim receivable	49,542
Dividends receivable	38,131
Receivable for Fund shares sold	31,445
Prepaid expenses and other assets	2,863

Total Assets	64,739,637

Liabilities

Payable for Fund shares purchased	117,483
Management fee payable	32,147
Audit fee payable	28,001
Accrued expenses and other liabilities	24,055
Custodian and accounting fees payable	19,169
Distribution fee payable	4,885
Affiliated transfer agent fee payable	2,208
Directors’ fees payable	894

Total Liabilities	228,842

Net Assets	$64,510,795

Net assets were comprised of:
Common stock, at par	$45
Paid-in capital in excess of par	60,018,420
Total distributable earnings (loss)	4,492,330

Net assets, October 31, 2022	$64,510,795

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund    17

Statement of Assets and Liabilities

as of October 31, 2022

Class A

Net asset value and redemption price per share, ($8,806,116 ÷ 611,150 shares of common stock issued and outstanding)	$14.41
Maximum sales charge (5.50% of offering price)	0.84

Maximum offering price to public	$15.25

Class C

Net asset value, offering price and redemption price per share, ($3,736,708 ÷ 263,816 shares of common stock issued and outstanding)	$14.16

Class Z

Net asset value, offering price and redemption price per share, ($26,049,026 ÷ 1,806,840 shares of common stock issued and outstanding)	$14.42

Class R6

Net asset value, offering price and redemption price per share, ($25,918,945 ÷ 1,798,527 shares of common stock issued and outstanding)	$14.41

See Notes to Financial Statements.

18

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $94,253 foreign withholding tax)	$1,558,534
Affiliated dividend income	408
Income from securities lending, net (including affiliated income of $15)	155

Total income	1,559,097

Expenses
Management fee	629,118
Distribution fee(a)	68,313
Transfer agent’s fees and expenses (including affiliated expense of $12,303)(a)	60,850
Custodian and accounting fees	60,670
Registration fees(a)	43,888
Audit fee	28,000
Legal fees and expenses	21,548
Shareholders’ reports	17,173
Directors’ fees	10,321
SEC registration fees	979
Miscellaneous	32,815

Total expenses	973,675
Less: Fee waiver and/or expense reimbursement(a)	(158,839)
Distribution fee waiver(a)	(4,139)

Net expenses	810,697

Net investment income (loss)	748,400

Realized And Unrealized Gain (Loss)On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $83)	761,162
Foreign currency transactions	(25,977)

735,185

Net change in unrealized appreciation (depreciation) on:
Investments	(8,367,688)
Foreign currencies	(6,097)

(8,373,785)

Net gain (loss) on investment and foreign currency transactions	(7,638,600)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(6,890,200)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	24,836	43,477	—	—
Transfer agent’s fees and expenses	15,517	6,052	39,117	164
Registration fees	11,215	8,015	13,202	11,456
Fee waiver and/or expense reimbursement	(28,746)	(15,011)	(80,173)	(34,909)
Distribution fee waiver	(4,139)	—	—	—

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund    19

Statements of Changes in Net Assets

	Year Ended October 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$748,400	$341,007
Net realized gain (loss) on investment and foreign currency transactions	735,185	3,940,874
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(8,373,785)	5,696,932

Net increase (decrease) in net assets resulting from operations	(6,890,200)	9,978,813

Dividends and Distributions
Distributions from distributable earnings
Class A	(601,050)	(43,709)
Class C	(299,687)	(3,222)
Class Z	(2,030,688)	(226,472)
Class R6	(1,207,913)	(113,926)

	(4,139,338)	(387,329)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	31,402,800	20,222,493
Net asset value of shares issued in reinvestment of dividends and distributions	4,134,256	386,793
Cost of shares purchased	(15,178,225)	(10,006,347)

Net increase (decrease) in net assets from Fund share transactions	20,358,831	10,602,939

Total increase (decrease)	9,329,293	20,194,423

Net Assets:

Beginning of year	55,181,502	34,987,079

End of year	$64,510,795	$55,181,502

See Notes to Financial Statements.

20

Financial Highlights

Class A Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$17.15	$13.80	$14.66	$12.21	$13.05

Income (loss) from investment operations:

Net investment income (loss)	0.14	0.09	0.14	0.18	0.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.64)	3.36	(0.86)	2.49	(0.81)

Total from investment operations	(1.50)	3.45	(0.72)	2.67	(0.65)

Less Dividends and Distributions:

Dividends from net investment income	(0.14)	(0.10)	(0.12)	(0.21)	(0.19)

Tax return of capital distributions	-	-	(0.02)	(0.01)	-

Distributions from net realized gains	(1.10)	-	-	-	-

Total dividends and distributions	(1.24)	(0.10)	(0.14)	(0.22)	(0.19)

Net asset value, end of year	$14.41	$17.15	$13.80	$14.66	$12.21

Total Return(b):	(9.23)%	25.04%	(4.93)%	22.01%	(5.10)%

Ratios/Supplemental Data:

Net assets, end of year (000)	$8,806	$8,153	$5,961	$7,637	$8,073

Average net assets (000)	$8,278	$7,154	$6,859	$7,718	$10,218

Ratios to average net assets(c):

Expenses after waivers and/or expense reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%

Expenses before waivers and/or expense reimbursement	1.90%	1.99%	2.20%	2.10%	2.00%

Net investment income (loss)	0.92%	0.55%	0.95%	1.34%	1.21%

Portfolio turnover rate(d)	89%	72%	62%	62%	75%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund    21

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,

	2022	2021		2020	2019	2018

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$16.90	$13.63		$14.51	$12.12	$12.97

Income (loss) from investment operations:

Net investment income (loss)	0.04	(0.03	)(b)	0.03	0.08	0.06

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.63)	3.31		(0.84)	2.45	(0.81)

Total from investment operations	(1.59)	3.28		(0.81)	2.53	(0.75)

Less Dividends and Distributions:

Dividends from net investment income	(0.05)	(0.01)		(0.05)	(0.13)	(0.10)

Tax return of capital distributions	-	-		(0.02)	(0.01)	-

Distributions from net realized gains	(1.10)	-		-	-	-

Total dividends and distributions	(1.15)	(0.01)		(0.07)	(0.14)	(0.10)

Net asset value, end of year	$14.16	$16.90		$13.63	$14.51	$12.12

Total Return(c):	(9.91)%	24.10%		(5.63)%	21.01%	(5.82)%

Ratios/Supplemental Data:

Net assets, end of year (000)	$3,737	$4,336		$3,242	$4,135	$4,162

Average net assets (000)	$4,348	$3,720		$3,771	$4,131	$5,464

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	2.25%	2.25%		2.25%	2.25%	2.25%

Expenses before waivers and/or expense reimbursement	2.60%	2.79%		3.05%	2.90%	2.81%

Net investment income (loss)	0.27%	(0.21)%		0.21%	0.59%	0.48%

Portfolio turnover rate(e)	89%	72%		62%	62%	75%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class Z Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$17.16	$13.80	$14.66	$12.21	$13.06

Income (loss) from investment operations:

Net investment income (loss)	0.20	0.14	0.18	0.23	0.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.65)	3.37	(0.85)	2.48	(0.82)

Total from investment operations	(1.45)	3.51	(0.67)	2.71	(0.63)

Less Dividends and Distributions:

Dividends from net investment income	(0.19)	(0.15)	(0.17)	(0.25)	(0.22)

Tax return of capital distributions	-	-	(0.02)	(0.01)	-

Distributions from net realized gains	(1.10)	-	-	-	-

Total dividends and distributions	(1.29)	(0.15)	(0.19)	(0.26)	(0.22)

Net asset value, end of year	$14.42	$17.16	$13.80	$14.66	$12.21

Total Return(b):	(8.93)%	25.42%	(4.56)%	22.30%	(4.94)%

Ratios/Supplemental Data:

Net assets, end of year (000)	$26,049	$25,429	$20,148	$21,868	$23,074

Average net assets (000)	$27,109	$24,462	$21,048	$21,608	$27,549

Ratios to average net assets(c):

Expenses after waivers and/or expense reimbursement	1.17%	1.17%	1.17%	1.17%	1.25%

Expenses before waivers and/or expense reimbursement	1.47%	1.55%	1.66%	1.57%	1.52%

Net investment income (loss)	1.29%	0.92%	1.25%	1.66%	1.45%

Portfolio turnover rate(d)	89%	72%	62%	62%	75%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund    23

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$17.15	$13.80	$14.66	$12.21	$13.06

Income (loss) from investment operations:

Net investment income (loss)	0.21	0.12	0.18	0.23	0.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.66)	3.38	(0.85)	2.48	(0.81)

Total from investment operations	(1.45)	3.50	(0.67)	2.71	(0.63)

Less Dividends and Distributions:

Dividends from net investment income	(0.19)	(0.15)	(0.17)	(0.25)	(0.22)

Tax return of capital distributions	-	-	(0.02)	(0.01)	-

Distributions from net realized gains	(1.10)	-	-	-	-

Total dividends and distributions	(1.29)	(0.15)	(0.19)	(0.26)	(0.22)

Net asset value, end of year	$14.41	$17.15	$13.80	$14.66	$12.21

Total Return(b):	(8.93)%	25.44%	(4.62)%	22.40%	(4.94)%

Ratios/Supplemental Data:

Net assets, end of year (000)	$25,919	$17,263	$5,636	$11,954	$13,912

Average net assets (000)	$23,177	$11,389	$8,565	$13,787	$17,657

Ratios to average net assets(c):

Expenses after waivers and/or expense reimbursement	1.17%	1.17%	1.17%	1.17%	1.25%

Expenses before waivers and/or expense reimbursement	1.32%	1.40%	1.66%	1.48%	1.44%

Net investment income (loss)	1.34%	0.74%	1.28%	1.70%	1.39%

Portfolio turnover rate(d)	89%	72%	62%	62%	75%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Notes to Financial Statements

1.	Organization

Prudential World Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison Global Infrastructure Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Jennison Global Infrastructure Fund    25

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

26

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses)from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

PGIM Jennison Global Infrastructure Fund    27

Notes to Financial Statements (continued)

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

28

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Quarterly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Jennison Global Infrastructure Fund    29

Notes to Financial Statements (continued)

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

1.00% of average daily net assets up to $1 billion;	1.00%

0.98% of average daily net assets from $1 billion to $3 billion;

0.96% of average daily net assets from $3 billion to $5 billion;

0.95% of average daily net assets from $5 billion to $10 billion;

0.94% of average daily net assets over $10 billion

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be

30

realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	1.50%

C	2.25

Z	1.17

R6	1.17

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through February 29, 2024 to limit such fees on certain classes based on the daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.25%

C	1.00	1.00

Z	N/A	N/A

R6	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$12,457	$ —

C	—	404

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PGIM Jennison Global Infrastructure Fund    31

Notes to Financial Statements (continued)

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales

$70,383,687	$53,857,511

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

$956,348	$5,817,008	$6,773,356	$—	$—	$—	—	$408

32

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wa)
$ —	$1,747,820	$1,747,903	$—	$83	$—	—	$15	(2)
$956,348	$7,564,828	$8,521,259	$—	$83	$—		$423

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund were $722,423 of ordinary income and $3,416,915 of long-term capital gains. For the year ended October 31, 2021, the tax character of dividends paid by the Fund were $338,070 of ordinary income and $49,259 of long-term capital gains.

As of October 31, 2022, the accumulated undistributed earnings on a tax basis was $1,072,819 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$61,187,760	$8,361,324	$(4,941,813)	$3,419,511

The difference between GAAP and tax basis was primarily due to deferred losses on wash sales.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

PGIM Jennison Global Infrastructure Fund    33

Notes to Financial Statements (continued)

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 10,225,000,000 shares of common stock, $0.00001 par value per share, 510,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares

A	20,000,000

C	100,000,000

Z	150,000,000

T	115,000,000

R6	125,000,000

The Fund currently does not have any Class T shares outstanding.

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

Z	609,122	33.7%

R6	1,386,393	77.1

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	2	44.6%

Unaffiliated	4	44.9

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Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A

Year ended October 31, 2022:

Shares sold	117,154	$1,830,512

Shares issued in reinvestment of dividends and distributions	38,277	596,146

Shares purchased	(62,851)	(942,436)

Net increase (decrease) in shares outstanding before conversion	92,580	1,484,222

Shares issued upon conversion from other share class(es)	46,493	722,259

Shares purchased upon conversion into other share class(es)	(3,405)	(56,034)

Net increase (decrease) in shares outstanding	135,668	$2,150,447

Year ended October 31, 2021:

Shares sold	89,522	$1,405,312

Shares issued in reinvestment of dividends and distributions	2,766	43,504

Shares purchased	(57,473)	(897,912)

Net increase (decrease) in shares outstanding before conversion	34,815	550,904

Shares issued upon conversion from other share class(es)	10,887	171,733

Shares purchased upon conversion into other share class(es)	(2,205)	(36,384)

Net increase (decrease) in shares outstanding	43,497	$686,253

Class C

Year ended October 31, 2022:

Shares sold	64,812	$1,012,615

Shares issued in reinvestment of dividends and distributions	19,470	299,687

Shares purchased	(27,936)	(415,935)

Net increase (decrease) in shares outstanding before conversion	56,346	896,367

Shares purchased upon conversion into other share class(es)	(49,043)	(750,462)

Net increase (decrease) in shares outstanding	7,303	$145,905

Year ended October 31, 2021:

Shares sold	66,892	$1,050,863

Shares issued in reinvestment of dividends and distributions	202	3,137

Shares purchased	(30,598)	(473,603)

Net increase (decrease) in shares outstanding before conversion	36,496	580,397

Shares purchased upon conversion into other share class(es)	(17,810)	(276,678)

Net increase (decrease) in shares outstanding	18,686	$303,719

Class Z

Year ended October 31, 2022:

Shares sold	582,073	$9,297,231

Shares issued in reinvestment of dividends and distributions	130,725	2,030,510

Shares purchased	(393,341)	(6,166,300)

Net increase (decrease) in shares outstanding before conversion	319,457	5,161,441

Shares issued upon conversion from other share class(es)	5,155	84,237

Net increase (decrease) in shares outstanding	324,612	$5,245,678

PGIM Jennison Global Infrastructure Fund    35

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended October 31, 2021:

Shares sold	582,606	$8,944,074

Shares issued in reinvestment of dividends and distributions	14,369	226,226

Shares purchased	(436,186)	(6,746,807)

Net increase (decrease) in shares outstanding before conversion	160,789	2,423,493

Shares issued upon conversion from other share class(es)	8,893	141,329

Shares purchased upon conversion into other share class(es)	(146,971)	(2,357,668)

Net increase (decrease) in shares outstanding	22,711	$207,154

Class R6

Year ended October 31, 2022:

Shares sold	1,194,029	$19,262,442

Shares issued in reinvestment of dividends and distributions	78,291	1,207,913

Shares purchased	(480,363)	(7,653,554)

Net increase (decrease) in shares outstanding	791,957	$12,816,801

Year ended October 31, 2021:

Shares sold	562,092	$8,822,244

Shares issued in reinvestment of dividends and distributions	7,162	113,926

Shares purchased	(118,014)	(1,888,025)

Net increase (decrease) in shares outstanding before conversion	451,240	7,048,145

Shares issued upon conversion from other share class(es)	146,971	2,357,668

Net increase (decrease) in shares outstanding	598,211	$9,405,813

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

36

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2022. The average daily balance for the 5 days that the Fund had loans outstanding during the period was approximately $1,977,000, borrowed at a weighted average interest rate of 1.29%. The maximum loan outstanding amount during the period was $1,977,000. At October 31, 2022, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Blend Style Risk: The Fund’s blend investment style may subject the Fund to risks of both value and growth investing. The portion of the Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Distribution Risk: The Fund’s distributions may consist of net investment income, if any, and net realized gains, if any, from the sale of investments and/or return of capital. The Fund will provide to shareholders early in each calendar year the final tax character of the Fund’s distributions for the previous year. Also, at such time that the Fund distribution is expected to be from sources other than current or accumulated net income, a notice to shareholders may be required.

PGIM Jennison Global Infrastructure Fund    37

Notes to Financial Statements (continued)

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located

38

outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Infrastructure Companies Risk: Securities of infrastructure companies are more susceptible to adverse economic, social, political and regulatory occurrences than securities of companies in other industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the level of government spending on infrastructure projects, the effects of economic slowdown, surplus capacity, technological changes, casualty losses, insufficient supply of necessary resources, increased competition from other providers of similar services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Certain infrastructure companies may operate in limited areas or have few sources of revenue.

Infrastructure companies may also be affected by or subject to:

∎	regulation by various government authorities, including regulation of rates charged to customers;

∎	service interruption due to environmental, operational or other mishaps as well as political and social unrest;

∎	the imposition of special tariffs and changes in tax laws and accounting standards; and

∎	general changes in market sentiment towards the assets of infrastructure companies.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which

PGIM Jennison Global Infrastructure Fund    39

Notes to Financial Statements (continued)

could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant

40

negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Master Limited Partnerships Risk: The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund’s investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs.

PGIM Jennison Global Infrastructure Fund    41

Notes to Financial Statements (continued)

Real Estate Investment Trust (“REIT”) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

42

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Jennison Global Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Global Infrastructure Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison Global Infrastructure Fund    43

Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2022, the Fund reports the maximum amount allowed per share, but not less than $1.09 for Class A, C, R6 and Z share as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2022, the Series reports under Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD

PGIM Jennison Global Infrastructure Fund	100.00%	74.81%

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2022.

44

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Global Infrastructure Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison Global Infrastructure Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Jennison Global Infrastructure Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Jennison Global Infrastructure Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Global Infrastructure Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1 PGIM Jennison Global Infrastructure Fund is a series of Prudential World Fund, Inc.

PGIM Jennison Global Infrastructure Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2021 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar

PGIM Jennison Global Infrastructure Fund

Approval of Advisory Agreements (continued)

credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 4th Quartile

●	The Board noted that the Fund outperformed its benchmark index over all periods.

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●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 1.50% for Class A shares, 2.25% for Class C shares, 1.17% for Class R6 shares, and 1.17%for Class Z shares through February 28, 2023.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Global Infrastructure Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr &Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Global Infrastructure Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON GLOBAL INFRASTRUCTURE FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PGJAX	PGJCX	PGJZX	PGJQX

CUSIP	743969792	743969784	743969776	743969560

MF217E

PGIM JENNISON GLOBAL OPPORTUNITIES FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Global Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of

Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Global Opportunities Fund

December 15, 2022

PGIM Jennison Global Opportunities Fund     3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-44.90	7.12	11.48	—

(without sales charges)	-41.69	8.34	12.11	—

Class C

(with sales charges)	-42.71	7.44	11.22	—

(without sales charges)	-42.19	7.44	11.22	—

Class Z

(without sales charges)	-41.59	8.53	12.35	—

Class R2

(without sales charges)	-41.85	N/A	N/A	11.46 (12/27/2018)

Class R4

(without sales charges)	-41.68	N/A	N/A	11.76 (12/27/2018)

Class R6

(without sales charges)	-41.54	8.63	N/A	10.87 (12/22/2014)

MSCI All Country World ND Index

	-19.96	5.24	7.98	—

Average Annual Total Returns as of 10/31/22 Since Inception (%)

	Class R2, Class R4	Class R6

	(12/27/2018)	(12/22/2014)

MSCI All Country World ND Index	8.68	6.41

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI ACWI ND Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2012) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Global Opportunities Fund     5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	0.25%	None	None

Shareholder services fees	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definition

MSCI All Country World ND Index—The Morgan Stanley Capital International All Country World Net Dividends Index (MSCI ACWI ND Index) is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ND Index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The ND version of the MSCI ACWI Index reflects the impact of the maximum withholding taxes on reinvested dividends. The MSCI ACWI ND Index is unmanaged and the total return includes the reinvestment of all dividends.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/22

Ten Largest Holdings	Line of Business	Country	% of Net Assets

Apple, Inc.	Technology Hardware, Storage & Peripherals	United States	6.9%

Tesla, Inc.	Automobiles	United States	5.6%

LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	5.1%

Hermes International	Textiles, Apparel & Luxury Goods	France	5.0%

Eli Lilly &Co.	Pharmaceuticals	United States	4.3%

Novo Nordisk A/S (Class B Stock)	Pharmaceuticals	Denmark	4.0%

Ferrari NV	Automobiles	Italy	3.9%

MercadoLibre, Inc.	Internet & Direct Marketing Retail	Brazil	3.6%

Pernod Ricard SA	Beverages	France	3.1%

UnitedHealth Group, Inc.	Health Care Providers &Services	United States	3.1%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Global Opportunities Fund     7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Jennison Global Opportunities Fund’s Class Z shares returned –41.59% in the 12-month reporting period that ended October 31, 2022, underperforming the –19.96% return of the MSCI All Country World Net Dividends Index (the Index).

What was the market environment?

●

During the reporting period, the investment backdrop changed from one of stimulus and spending to one of inflation and tightening financial conditions, with the need to control inflation moving aggressively to the fore.

●

The investment environment at the start of 2022 was clouded by continued uncertainties related to the COVID-19 pandemic, inflation, and the prospect of slowing growth on the back of the Fed’s plans for policy tightening. The brutal military conflict in Ukraine added a dangerous new dimension of uncertainty in late February. Commodity prices rose sharply, led by crude oil, as the sanctions imposed on Russia by the US and European Union made it difficult for the world’s largest oil exporter to complete transactions.

●

As the year progressed, stock prices continued to suffer from the impacts of the war in Ukraine, unexpectedly high inflation, aggressive monetary tightening, and declining growth prospects around the globe.

●

Within the Index, only the energy sector generated positive returns, up nearly 29% for the period. Despite producing negative performance, utilities, healthcare and consumer staples outperformed all other sectors in the Index. The largest declines came from the communication services, consumer discretionary, and information technology sectors.

What worked?

●	Despite a challenging investment environment, especially for growth stocks, a number of holdings generated solid gains, mostly in the healthcare sector.

●

The successful launch by Eli Lilly and Company of a diabetes drug that has also demonstrated a high degree of efficacy in the treatment of obesity in clinical trials led to higher growth expectations for the company and pushed the stock to all-time highs.

●

Shares of Argenx SE continued to rise on the strength of approval by the US Food and Drug Administration (the FDA) of Vygart, the company’s treatment for myasthenia gravis, an autoimmune disease, and Argenx’s first drug to receive FDA approval. In Jennison’s view, Argenx has a solid management team, a smart business and commercialization strategy, and a compelling research and development engine to continue to build out its pipeline.

●	Demand for DexCom Inc.’s continuous glucose monitoring (CGM) systems continued to increase, driving strong revenue growth for the company and supporting its share price.

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●

Vertex Pharmaceuticals Inc. enjoyed steady results from its core cystic fibrosis product, as well as pain management and treatments for other rare diseases, driving the company’s share price sharply higher.

●

In financials, Nu Holdings Ltd. (Nubank), a Brazilian financial technology company, reported solid quarterly results with continued profitable growth, higher asset yields, and better payment volumes. Nubank is one of the largest digital banks in the world focused on user experience, but is small enough to react and develop products to take advantage of industry changes. Operating leverage was also impressive, demonstrating the potential efficiency of a digital bank.

What didn’t work?

●

In information technology, shares of payments platform company Adyen N.V. were down, despite impressive transaction volumes due to higher expenses as the company stepped up investments to sustain its long-term growth and attract additional merchants onto its platform. Shares in semiconductor equipment maker ASML Holding N.V. lost ground as the company faced supply-chain constraints; however, new orders reached historical highs, demonstrating strong demand for ASML’s products.

●

In consumer discretionary, shares in electric vehicle maker Tesla Inc. proved volatile, finishing the reporting period lower on the back of disappointments related to deliveries, the temporary shutdown of the company’s Shanghai facility, and investor concern about CEO Elon Musk. Online guest-stay platform AirBnb Inc. underperformed on concerns about a consumer slowdown amid a stalling global economy, and continued pressure on high-valuation growth stocks, as interest rates and inflation remained elevated.

●

In communication services, shares of Sea Ltd. declined due to a slowdown in the company’s gaming business and decelerating e-commerce growth. The Fund’s position was eliminated during the reporting period.

Current outlook

●

As of the end of the reporting period, the Fed’s inflation fight has been joined by central banks around the world. Tighter domestic liquidity in many economies and the pain caused by the US dollar’s surge further cloud the global outlook.

●

Growth appears poised to decelerate across Europe heading into a winter that will likely feature industrial shutdowns, fuel rationing, and lowered thermostats to offset the loss of Russian gas. Russia’s move to formally annex Eastern Ukrainian territory leaves seemingly little room for a resolution of the conflict in the near term and continues to depress sentiment. China is still coming to terms with the impacts of its “zero-COVID” policy, and more lockdowns cannot be ruled out as a result.

●

Share price declines in the period reflected a combination of increased risk aversion and lower price/earnings ratios in the face of higher interest rates. The presumption of slowing growth and possible recession are now challenging revenue estimates and

PGIM Jennison Global Opportunities Fund     9

Strategy and Performance Overview* (continued)

profit margin assumptions. Jennison’s continued focus on the fundamental growth prospects for the Fund’s holdings requires an understanding of the difficulties and uncertainty created by the macroeconomic environment.

●

Most economic slowdowns and recessions in the modern era occurred under circumstances different from those confronting investors today. But the aftermaths of previous economic downturns have generally seen large-cap growth companies generating fundamental outperformance driven by innovation, leadership in large and growing addressable markets, and financial stability. Jennison sees much to be optimistic about from this perspective and in the context of the Fund’s multiyear investment horizon.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison Global Opportunities Fund     11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Global Opportunities Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 855.30	1.08%	$5.05

	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50

Class C	Actual	$1,000.00	$ 851.80	1.94%	$9.06

	Hypothetical	$1,000.00	$1,015.43	1.94%	$9.86

Class Z	Actual	$1,000.00	$ 856.20	0.92%	$4.30

	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

Class R2	Actual	$1,000.00	$ 854.20	1.34%	$6.26

	Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82

Class R4	Actual	$1,000.00	$ 855.60	1.09%	$5.10

	Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55

Class R6	Actual	$1,000.00	$ 856.50	0.84%	$3.93

	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 94.8%

COMMON STOCKS 94.2%

Brazil 5.5%

MercadoLibre, Inc.*(a)	179,758	$162,073,408
NU Holdings Ltd. (Class A Stock)*(a)	17,851,870	89,259,350

		251,332,758

Denmark 4.0%

Novo Nordisk A/S (Class B Stock)	1,665,325	181,072,887

France 17.7%

Hermes International	173,769	224,924,153
L’Oreal SA	386,968	121,509,651
LVMH Moet Hennessy Louis Vuitton SE	368,594	232,580,931
Pernod Ricard SA	790,328	138,711,490
Remy Cointreau SA	550,325	84,165,573

		801,891,798

Italy 3.9%

Ferrari NV	904,035	178,220,109

Netherlands 6.7%

Adyen NV, 144A*	66,764	95,312,252
Argenx SE, ADR*	277,373	107,601,308
ASML Holding NV	211,133	99,039,779

		301,953,339

Switzerland 1.8%

Alcon, Inc.	615,584	37,480,074
Cie Financiere Richemont SA (Class A Stock)	455,247	44,492,908

		81,972,982

United Kingdom 0.7%

Ashtead Group PLC	116,340	6,060,509
AstraZeneca PLC	203,243	23,846,946

		29,907,455

United States 53.0%

Airbnb, Inc. (Class A Stock)*(a)	986,198	105,434,428
Alphabet, Inc. (Class A Stock)*	425,418	40,206,255
Amazon.com, Inc.*	478,635	49,031,369

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund     13

Schedule of Investments (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

United States (cont’d.)

Apple, Inc.	2,049,110	$314,210,527
Atlassian Corp. (Class A Stock)*	509,123	103,214,506
Costco Wholesale Corp.	132,260	66,328,390
Crowdstrike Holdings, Inc. (Class A Stock)*	692,457	111,624,068
Dexcom, Inc.*(a)	955,206	115,369,781
Eli Lilly &Co.	533,570	193,200,361
Enphase Energy, Inc.*	304,334	93,430,538
Lululemon Athletica, Inc.*	379,317	124,810,466
Mastercard, Inc. (Class A Stock)	417,018	136,856,967
Microsoft Corp.	575,993	133,705,255
Netflix, Inc.*	223,091	65,115,801
NVIDIA Corp.	298,474	40,285,036
Palo Alto Networks, Inc.*(a)	697,176	119,628,430
Tesla, Inc.*	1,117,864	254,358,775
Thermo Fisher Scientific, Inc.	173,034	88,934,285
UnitedHealth Group, Inc.	249,783	138,667,033
Vertex Pharmaceuticals, Inc.*	330,367	103,074,504

		2,397,486,775

Uruguay 0.9%

Dlocal Ltd.*(a)	1,907,596	42,539,391

TOTAL COMMON STOCKS
(cost $3,572,731,447)		4,266,377,494

PREFERRED STOCK 0.6%

Germany
Dr. Ing. h.c. F. Porsche AG (PRFC)*
(cost $22,288,034)	276,617	28,293,459

TOTAL LONG-TERM INVESTMENTS
(cost $3,595,019,481)		4,294,670,953

SHORT-TERM INVESTMENTS 7.4%

AFFILIATED MUTUAL FUND 4.8%
PGIM Institutional Money Market Fund
(cost $215,397,352; includes $214,869,179 of cash collateral for securities on loan)(b)(wa)	215,589,400	215,395,369

See Notes to Financial Statements.

14

Description	Shares	Value

UNAFFILIATED FUND 2.6%
Dreyfus Government Cash Management (Institutional Shares)
(cost $118,537,618)	118,537,618	$118,537,618

TOTAL SHORT-TERM INVESTMENTS
(cost $333,934,970)		333,932,987

TOTAL INVESTMENTS 102.2%
(cost $3,928,954,451)		4,628,603,940
Liabilities in excess of other assets (2.2)%		(100,854,070)

NET ASSETS 100.0%		$4,527,749,870

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

PRFC—Preference Shares

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $215,698,167; cash collateral of $214,869,179 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund     15

Schedule of Investments (continued)

as of October 31, 2022

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Brazil	$251,332,758	$—	$—
Denmark	—	181,072,887	—
France	—	801,891,798	—
Italy	—	178,220,109	—
Netherlands	107,601,308	194,352,031	—
Switzerland	—	81,972,982	—
United Kingdom	—	29,907,455	—
United States	2,397,486,775	—	—
Uruguay	42,539,391	—	—
Preferred Stock
Germany	28,293,459	—	—
Short-Term Investments
Affiliated Mutual Fund	215,395,369	—	—
Unaffiliated Fund	118,537,618	—	—

Total	$3,161,186,678	$1,467,417,262	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2022 were as follows:

Textiles, Apparel & Luxury Goods	13.9%
Software	10.3
Automobiles	10.1
Pharmaceuticals	8.8
Technology Hardware, Storage & Peripherals	6.9
IT Services	6.0
Semiconductors & Semiconductor Equipment	5.2
Beverages	4.9
Affiliated Mutual Fund (4.7% represents investments purchased with collateral from securities on loan)	4.8
Internet & Direct Marketing Retail	4.7
Biotechnology	4.7
Health Care Equipment & Supplies	3.3
Health Care Providers & Services	3.1

Personal Products	2.7%
Unaffiliated Fund	2.6
Hotels, Restaurants & Leisure	2.3
Life Sciences Tools & Services	2.0
Banks	1.9
Food & Staples Retailing	1.5
Entertainment	1.4
Interactive Media & Services	0.9
Trading Companies & Distributors	0.2

102.2
Liabilities in excess of other assets	(2.2)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit

See Notes to Financial Statements.

16

offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$215,698,167	$(214,869,179)	$828,988

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund     17

Statement of Assets and Liabilities

as of October 31, 2022

Assets

Investments at value, including securities on loan of $215,698,167:
Unaffiliated investments (cost $3,713,557,099)	$4,413,208,571
Affiliated investments (cost $215,397,352)	215,395,369
Foreign currency, at value (cost $43,755)	43,755
Receivable for investments sold	164,157,041
Receivable for Fund shares sold	15,645,040
Tax reclaim receivable	5,477,807
Dividends receivable	693,381
Prepaid expenses and other assets	93,969

Total Assets	4,814,714,933

Liabilities

Payable to broker for collateral for securities on loan	214,869,179
Payable for investments purchased	47,306,439
Payable for Fund shares purchased	20,100,740
Management fee payable	3,032,588
Accrued expenses and other liabilities	1,334,178
Distribution fee payable	289,245
Affiliated transfer agent fee payable	27,537
Directors’ fees payable	5,157

Total Liabilities	286,965,063

Net Assets	$4,527,749,870

Net assets were comprised of:
Common stock, at par	$1,610
Paid-in capital in excess of par	4,657,782,679
Total distributable earnings (loss)	(130,034,419)

Net assets, October 31, 2022	$4,527,749,870

See Notes to Financial Statements.

18

Class A

Net asset value and redemption price per share,
($428,096,744 ÷ 15,508,872 shares of common stock issued and outstanding)	$27.60
Maximum sales charge (5.50% of offering price)	1.61

Maximum offering price to public	$29.21

Class C

Net asset value, offering price and redemption price per share,
($238,328,867 ÷ 9,486,817 shares of common stock issued and outstanding)	$25.12

Class Z

Net asset value, offering price and redemption price per share,
($2,073,103,209 ÷ 73,277,795 shares of common stock issued and outstanding)	$28.29

Class R2

Net asset value, offering price and redemption price per share,
($11,837,585 ÷ 423,637 shares of common stock issued and outstanding)	$27.94

Class R4

Net asset value, offering price and redemption price per share,
($309,829 ÷ 10,965 shares of common stock issued and outstanding)	$28.26

Class R6

Net asset value, offering price and redemption price per share,
($1,776,073,636 ÷ 62,275,227 shares of common stock issued and outstanding)	$28.52

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund     19

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $4,786,509 foreign withholding tax)	$34,796,337
Income from securities lending, net (including affiliated income of $238,640)	274,909
Affiliated dividend income	21,958

Total income	35,093,204

Expenses
Management fee	51,862,447
Distribution fee(a)	5,073,608
Shareholder servicing fees (including affiliated expense of $7,526)(a)	15,517
Transfer agent’s fees and expenses (including affiliated expense of $203,255)(a)	4,069,574
Custodian and accounting fees	521,002
Shareholders’ reports	477,418
Registration fees(a)	233,984
Directors’ fees	93,954
Legal fees and expenses	59,430
Audit fee	27,600
SEC registration fees	27,177
Miscellaneous	179,332

Total expenses	62,641,043

Less: Fee waiver and/or expense reimbursement(a)	(530,576)
Distribution fee waiver(a)	(284,189)

Net expenses	61,826,278

Net investment income (loss)	(26,733,074)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $52,322)	(808,119,619)
Foreign currency transactions	(407,883)

(808,527,502)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,983))	(2,954,959,625)
Foreign currencies	(507,940)

(2,955,467,565)

Net gain (loss) on investment and foreign currency transactions	(3,763,995,067)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(3,790,728,141)

(a)    Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R2	Class R4	Class R6
Distribution fee	1,705,137	3,330,184	—	38,287	—	—
Shareholder servicing fees	—	—	—	15,159	358	—
Transfer agent’s fees and expenses	505,556	313,604	3,153,445	24,404	855	71,710
Registration fees	39,539	31,522	65,971	7,025	7,025	82,902
Fee waiver and/or expense reimbursement	(517,160)	—	—	(6,019)	(7,397)	—
Distribution fee waiver	(284,189)	—	—	—	—	—

See Notes to Financial Statements.

20

Statements of Changes in Net Assets

	Year Ended October 31,
	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$ (26,733,074)	$(54,854,542)
Net realized gain (loss) on investment and foreign currency transactions	(808,527,502)	900,560,726
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,955,467,565)	1,589,333,222

Net increase (decrease) in net assets resulting from operations	(3,790,728,141)	2,435,039,406

Dividends and Distributions
Distributions from distributable earnings
Class A	(71,122,560)	(9,958,088)
Class C	(47,133,586)	(7,632,427)
Class Z	(420,099,934)	(66,508,567)
Class R2	(1,885,487)	(7,434)
Class R4	(31,140)	(9,579)
Class R6	(290,482,018)	(36,320,678)

	(830,754,725)	(120,436,773)

Tax return of capital distributions
Class A	(35,800)	—
Class C	(23,725)	—
Class Z	(211,460)	—
Class R2	(949)	—
Class R4	(16)	—
Class R6	(146,216)	—

	(418,166)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	1,698,275,216	3,048,592,811
Net asset value of shares issued in reinvestment of dividends and distributions	818,705,147	117,629,727
Cost of shares purchased	(2,777,192,591)	(2,124,201,273)

Net increase (decrease) in net assets from Fund share transactions	(260,212,228)	1,042,021,265

Total increase (decrease)	(4,882,113,260)	3,356,623,898

Net Assets:

Beginning of year	9,409,863,130	6,053,239,232

End of year	$ 4,527,749,870	$9,409,863,130

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund     21

Financial Highlights

Class A Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$52.15		$38.50	$24.58	$21.47	$20.72

Income (loss) from investment operations:

Net investment income (loss)	(0.19)		(0.37)	(0.22)	(0.11)	(0.13)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(19.72)		14.76	14.14	3.22	0.88

Total from investment operations	(19.91)		14.39	13.92	3.11	0.75

Less Dividends and Distributions:

Tax return of capital distributions	(-	)(b)	-	-	-	-

Distributions from net realized gains	(4.64)		(0.74)	-	-	-

Total dividends and distributions	(4.64)		(0.74)	-	-	-

Net asset value, end of year	$27.60		$52.15	$38.50	$24.58	$21.47

Total Return(c):	(41.69)%		37.75%	56.63%	14.49%	3.62%

Ratios/Supplemental Data:

Net assets, end of year (000)	$428,097		$797,091	$494,173	$236,118	$164,764

Average net assets (000)	$568,379		$684,569	$344,283	$205,653	$142,313

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	1.08%		1.08%	1.08%	1.08%	1.14%

Expenses before waivers and/or expense reimbursement	1.22%		1.21%	1.24%	1.28%	1.30%

Net investment income (loss)	(0.53)%		(0.80)%	(0.69)%	(0.45)%	(0.55)%

Portfolio turnover rate(e)	84%		62%	57%	52%	62%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class C Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$48.27		$35.98	$23.16	$20.41	$19.85

Income (loss) from investment operations:

Net investment income (loss)	(0.45)		(0.70)	(0.45)	(0.29)	(0.30)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(18.06)		13.73	13.27	3.04	0.86

Total from investment operations	(18.51)		13.03	12.82	2.75	0.56

Less Dividends and Distributions:

Tax return of capital distributions	(-	)(b)	-	-	-	-

Distributions from net realized gains	(4.64)		(0.74)	-	-	-

Total dividends and distributions	(4.64)		(0.74)	-	-	-

Net asset value, end of year	$25.12		$48.27	$35.98	$23.16	$20.41

Total Return(c):	(42.19)%		36.63%	55.31%	13.47%	2.82%

Ratios/Supplemental Data:

Net assets, end of year (000)	$238,329		$496,435	$364,557	$211,290	$168,587

Average net assets (000)	$333,018		$449,870	$279,272	$198,518	$136,788

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	1.93%		1.91%	1.93%	1.94%	1.94%

Expenses before waivers and/or expense reimbursement	1.93%		1.91%	1.93%	1.97%	1.99%

Net investment income (loss)	(1.38)%		(1.62)%	(1.53)%	(1.31)%	(1.35)%

Portfolio turnover rate(e)	84%		62%	57%	52%	62%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund     23

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$53.25		$39.24	$25.01	$21.82	$21.00

Income (loss) from investment operations:

Net investment income (loss)	(0.14)		(0.30)	(0.17)	(0.07)	(0.08)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(20.18)		15.05	14.40	3.26	0.90

Total from investment operations	(20.32)		14.75	14.23	3.19	0.82

Less Dividends and Distributions:

Tax return of capital distributions	(-	)(b)	-	-	-	-

Distributions from net realized gains	(4.64)		(0.74)	-	-	-

Total dividends and distributions	(4.64)		(0.74)	-	-	-

Net asset value, end of year	$28.29		$53.25	$39.24	$25.01	$21.82

Total Return(c):	(41.59)%		37.96%	56.90%	14.62%	3.90%

Ratios/Supplemental Data:

Net assets, end of year (000)	$2,073,103		$4,792,805	$3,390,006	$1,466,571	$927,492

Average net assets (000)	$3,132,931		$4,303,934	$2,338,060	$1,228,375	$693,749

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	0.93%		0.92%	0.93%	0.94%	0.93%

Expenses before waivers and/or expense reimbursement	0.93%		0.92%	0.93%	0.96%	0.97%

Net investment income (loss)	(0.39)%		(0.64)%	(0.54)%	(0.31)%	(0.35)%

Portfolio turnover rate(e)	84%		62%	57%	52%	62%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class R2 Shares
	Year Ended October 31,				December 27, 2018(a) through October 31,
	2022		2021	2020	2019

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$52.86		$39.10	$25.02	$20.59

Income (loss) from investment operations:

Net investment income (loss)	(0.28)		(0.48)	(0.31)	(0.12)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(20.00)		14.98	14.39	4.55

Total from investment operations	(20.28)		14.50	14.08	4.43

Less Dividends and Distributions:

Tax return of capital distributions	(-	)(c)	-	-	-

Distributions from net realized gains	(4.64)		(0.74)	-	-

Total dividends and distributions	(4.64)		(0.74)	-	-

Net asset value, end of period	$27.94		$52.86	$39.10	$25.02

Total Return(d):	(41.85)%		37.45%	56.27%	21.52%

Ratios/Supplemental Data:

Net assets, end of period (000)	$11,838		$21,615	$377	$12

Average net assets (000)	$15,315		$12,667	$221	$13

Ratios to average net assets(e):

Expenses after waivers and/or expense reimbursement	1.34%		1.34%	1.33%	1.34	%(f)

Expenses before waivers and/or expense reimbursement	1.38%		1.39%	7.68%	216.05	%(f)

Net investment income (loss)	(0.79)%		(1.00)%	(0.92)%	(0.58	)%(f)

Portfolio turnover rate(g)	84%		62%	57%	52%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund     25

Financial Highlights (continued)

Class R4 Shares
	Year Ended October 31,				December 27, 2018(a) through October 31,
	2022		2021	2020	2019

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$53.27		$39.31	$25.08	$20.59

Income (loss) from investment operations:

Net investment income (loss)	(0.18)		(0.37)	(0.19)	(0.10)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(20.19)		15.07	14.42	4.59

Total from investment operations	(20.37)		14.70	14.23	4.49

Less Dividends and Distributions:

Tax return of capital distributions	(-	)(c)	-	-	-

Distributions from net realized gains	(4.64)		(0.74)	-	-

Total dividends and distributions	(4.64)		(0.74)	-	-

Net asset value, end of period	$28.26		$53.27	$39.31	$25.08

Total Return(d):	(41.68)%		37.76%	56.74%	21.81%

Ratios/Supplemental Data:

Net assets, end of period (000)	$310		$332	$505	$362

Average net assets (000)	$318		$696	$433	$122

Ratios to average net assets(e):

Expenses after waivers and/or expense reimbursement	1.09%		1.06%	1.02%	0.97	%(f)

Expenses before waivers and/or expense reimbursement	3.42%		2.18%	4.28%	23.67	%(f)

Net investment income (loss)	(0.51)%		(0.78)%	(0.60)%	(0.46	)%(f)

Portfolio turnover rate(g)	84%		62%	57%	52%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class R6 Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$53.60		$39.46	$25.13	$21.90	$21.06

Income (loss) from investment operations:

Net investment income (loss)	(0.10)		(0.26)	(0.15)	(0.06)	(0.06)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(20.34)		15.14	14.48	3.29	0.90

Total from investment operations	(20.44)		14.88	14.33	3.23	0.84

Less Dividends and Distributions:

Tax return of capital distributions	(-	)(b)	-	-	-	-

Distributions from net realized gains	(4.64)		(0.74)	-	-	-

Total dividends and distributions	(4.64)		(0.74)	-	-	-

Net asset value, end of year	$28.52		$53.60	$39.46	$25.13	$21.90

Total Return(c):	(41.54)%		38.08%	57.02%	14.75%	3.99%

Ratios/Supplemental Data:

Net assets, end of year (000)	$1,776,074		$3,301,585	$1,803,620	$641,419	$253,010

Average net assets (000)	$2,401,595		$2,690,566	$1,074,262	$448,178	$133,984

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	0.83%		0.83%	0.84%	0.84%	0.84%

Expenses before waivers and/or expense reimbursement	0.83%		0.83%	0.84%	0.87%	0.90%

Net investment income (loss)	(0.28)%		(0.54)%	(0.46)%	(0.23)%	(0.26)%

Portfolio turnover rate(e)	84%		62%	57%	52%	62%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund     27

Notes to Financial Statements

1.	Organization

Prudential World Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison Global Opportunities Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term growth of capital.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

28

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

PGIM Jennison Global Opportunities Fund     29

Notes to Financial Statements (continued)

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

30

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers,

PGIM Jennison Global Opportunities Fund     31

Notes to Financial Statements (continued)

shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Annually

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

32

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate*	Effective Management Fee, before any waivers and/or expense reimbursements

0.825% of the average daily net assets up to $1 billion;	0.804%

0.80% of the average daily net assets from $1 billion to

$5 billion; 0.78% of the average daily net assets over $5 billion.

*Prior to July 1, 2022, the contractual management rate was 0.825% of the Fund’s average daily net assets up to $1 billion and 0.80% of such assets in excess of $1 billion.

The Manager has contractually agreed, through February 29, 2024, to limit certain operating expenses and/or to limit total annual operating expenses after fee waivers and/or expense reimbursements. The contractual waivers exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Fund Expense Limitation*	Class Expense Limitation

A	0.84%	1.08%

C	0.84	—

Z	0.84	—

R2	0.84	1.34	***

R4	0.84	1.09	***

R6	0.84	—

*Expense limitation excludes distribution and service (12b-1) fees, shareholder service fee, and transfer agency expenses (including sub-transfer agency and networking fees).

***Expense limitation applicable only to blue sky fees, shareholder service fee, and transfer agency expenses (including sub-transfer agency and networking fees).

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS

PGIM Jennison Global Opportunities Fund     33

Notes to Financial Statements (continued)

for distributing and servicing the Fund’s Class A, Class C and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through February 29, 2024 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers for services rendered to the shareholders of such Class R2 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

The Fund’s annual gross and net distribution rate and maximum shareholder service fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee

A	0.30%	0.25%	N/A	%

C	1.00	1.00	N/A

Z	N/A	N/A	N/A

R2	0.25	0.25	0.10

R4	N/A	N/A	0.10

R6	N/A	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$1,155,877	$12,685

C	—	43,498

PGIM Investments, PIMS, PMFS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

34

4.	Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales

$5,378,921,540	$6,639,266,627

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

$46,760,862	$ 604,906,557	$ 651,667,419	$ —	$ —	$ —	—	$ 21,958

PGIM Jennison Global Opportunities Fund     35

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wa)

$16,154,794	$3,218,224,612	$3,019,034,376	$(1,983)	$52,322	$215,395,369	215,589,400	$238,640(2)

$62,915,656	$3,823,131,169	$3,670,701,795	$(1,983)	$52,322	$215,395,369		$260,598

(1)	The Fund did not have any capital gain distributions during the reporting period.

(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended October 31, 2022, the adjustments were to increase total distributable earnings (loss) and decrease paid-in capital in excess of par by $27,141,600 due to a net operating loss. Net investment income (loss), net realized gain (loss) on investments and net assets were not affected by this change.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund were $57,821,230 of ordinary income, $772,933,495 of long-term capital gains and $418,166 of tax return of capital. For the year ended October 31, 2021, the tax character of dividends paid by the Fund were $883,669 of ordinary income and $119,553,104 of long-term capital gains.

As of October 31, 2022, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$3,986,415,521	$1,069,700,303	$(427,511,884)	$642,188,419

36

The difference between GAAP and tax basis was primarily due to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $772,220,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 10,225,000,000 shares of common stock, $0.00001 par value per share, 3,450,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares

A	150,000,000

C	100,000,000

Z	2,000,000,000

R2	100,000,000

R4	100,000,000

R6	1,000,000,000

PGIM Jennison Global Opportunities Fund     37

Notes to Financial Statements (continued)

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

R2	543	0.1%

R4	543	5.0

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	—	—%

Unaffiliated	4	69.0

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A

Year ended October 31, 2022:

Shares sold	2,437,561	$87,742,751

Shares issued in reinvestment of dividends and distributions	1,531,839	69,897,795

Shares purchased	(4,025,343)	(137,018,440)

Net increase (decrease) in shares outstanding before conversion	(55,943)	20,622,106

Shares issued upon conversion from other share class(es)	794,706	29,615,720

Shares purchased upon conversion into other share class(es)	(515,018)	(18,642,964)

Net increase (decrease) in shares outstanding	223,745	$31,594,862

Year ended October 31, 2021:

Shares sold	4,665,660	$213,839,272

Shares issued in reinvestment of dividends and distributions	222,928	9,777,601

Shares purchased	(2,530,691)	(115,823,612)

Net increase (decrease) in shares outstanding before conversion	2,357,897	107,793,261

Shares issued upon conversion from other share class(es)	828,473	39,228,444

Shares purchased upon conversion into other share class(es)	(735,700)	(34,462,946)

Net increase (decrease) in shares outstanding	2,450,670	$112,558,759

38

Share Class	Shares	Amount

Class C

Year ended October 31, 2022:

Shares sold	1,076,874	$36,143,113

Shares issued in reinvestment of dividends and distributions	1,111,201	46,503,742

Shares purchased	(2,117,875)	(65,859,606)

Net increase (decrease) in shares outstanding before conversion	70,200	16,787,249

Shares purchased upon conversion into other share class(es)	(868,686)	(29,829,616)

Net increase (decrease) in shares outstanding	(798,486)	$(13,042,367)

Year ended October 31, 2021:

Shares sold	2,081,043	$89,155,627

Shares issued in reinvestment of dividends and distributions	184,797	7,556,334

Shares purchased	(1,174,050)	(50,022,440)

Net increase (decrease) in shares outstanding before conversion	1,091,790	46,689,521

Shares purchased upon conversion into other share class(es)	(939,783)	(41,669,710)

Net increase (decrease) in shares outstanding	152,007	$5,019,811

Class Z

Year ended October 31, 2022:

Shares sold	24,079,983	$892,122,293

Shares issued in reinvestment of dividends and distributions	8,798,903	410,908,760

Shares purchased	(50,050,741)	(1,746,002,720)

Net increase (decrease) in shares outstanding before conversion	(17,171,855)	(442,971,667)

Shares issued upon conversion from other share class(es)	816,866	30,109,990

Shares purchased upon conversion into other share class(es)	(370,962)	(13,277,879)

Net increase (decrease) in shares outstanding	(16,725,951)	$(426,139,556)

Year ended October 31, 2021:

Shares sold	30,640,507	$1,428,980,779

Shares issued in reinvestment of dividends and distributions	1,448,278	64,781,489

Shares purchased	(28,647,396)	(1,335,254,028)

Net increase (decrease) in shares outstanding before conversion	3,441,389	158,508,240

Shares issued upon conversion from other share class(es)	1,137,547	54,251,524

Shares purchased upon conversion into other share class(es)	(961,974)	(47,587,111)

Net increase (decrease) in shares outstanding	3,616,962	$165,172,653

Class R2

Year ended October 31, 2022:

Shares sold	36,394	$1,279,903

Shares issued in reinvestment of dividends and distributions	40,744	1,886,436

Shares purchased	(62,443)	(2,192,717)

Net increase (decrease) in shares outstanding	14,695	$973,622

PGIM Jennison Global Opportunities Fund     39

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended October 31, 2021:

Shares sold	439,431	$19,563,751

Shares issued in reinvestment of dividends and distributions	167	7,434

Shares purchased	(40,294)	(1,961,619)

Net increase (decrease) in shares outstanding	399,304	$17,609,566

Class R4

Year ended October 31, 2022:

Shares sold	4,403	$162,182

Shares issued in reinvestment of dividends and distributions	667	31,156

Shares purchased	(342)	(14,868)

Net increase (decrease) in shares outstanding	4,728	$178,470

Year ended October 31, 2021:

Shares sold	5,135	$253,565

Shares issued in reinvestment of dividends and distributions	214	9,579

Shares purchased	(11,968)	(626,649)

Net increase (decrease) in shares outstanding	(6,619)	$(363,505)

Class R6

Year ended October 31, 2022:

Shares sold	18,555,279	$680,824,974

Shares issued in reinvestment of dividends and distributions	6,153,853	289,477,258

Shares purchased	(24,091,674)	(826,104,240)

Net increase (decrease) in shares outstanding before conversion	617,458	144,197,992

Shares issued upon conversion from other share class(es)	115,451	4,122,577

Shares purchased upon conversion into other share class(es)	(57,593)	(2,097,828)

Net increase (decrease) in shares outstanding	675,316	$146,222,741

Year ended October 31, 2021:

Shares sold	27,540,278	$1,296,799,817

Shares issued in reinvestment of dividends and distributions	789,179	35,497,290

Shares purchased	(13,025,359)	(620,512,925)

Net increase (decrease) in shares outstanding before conversion	15,304,098	711,784,182

Shares issued upon conversion from other share class(es)	618,209	31,764,888

Shares purchased upon conversion into other share class(es)	(32,207)	(1,525,089)

Net increase (decrease) in shares outstanding	15,890,100	$742,023,981

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a

40

group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 - 9/29/2022

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2022. The average daily balance for the 11 days that the Fund had loans outstanding during the period was approximately $35,185,727, borrowed at a weighted average interest rate of 2.36%. The maximum loan outstanding amount during the period was $59,583,000. At October 31, 2022, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

PGIM Jennison Global Opportunities Fund     41

Notes to Financial Statements (continued)

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located

42

outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for long periods of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no

PGIM Jennison Global Opportunities Fund     43

Notes to Financial Statements (continued)

willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may

44

continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

PGIM Jennison Global Opportunities Fund     45

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Jennison Global Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Global Opportunities Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

46

Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2022, the Fund reports the maximum amount allowed per share, but not less than $4.32 for Class A, C, Z, R2, R4 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2022, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD

PGIM Jennison Global Opportunities Fund	39.72%	8.48%

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2022.

PGIM Jennison Global Opportunities Fund     47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Global Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Global Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Jennison Global Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Jennison Global Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Global Opportunities Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1 PGIM Jennison Global Opportunities Fund is a series of Prudential World Fund, Inc.

PGIM Jennison Global Opportunities Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits

PGIM Jennison Global Opportunities Fund

Approval of Advisory Agreements (continued)

derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

●	The Board noted that Fund outperformed its benchmark index over the three- and five-year periods and underperformed over the one-year period.

●	The Board considered PGIM Investments’ assertions that the Fund’s exposure to secular growth stocks was out of favor, and as markets return to favoring such stocks,

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PGIM Investments expects relative returns to improve and that PGIM Investments is encouraged by the Fund’s strong longer-term performance over the 3- and 5-year periods.

●

The Board noted that, effective July 1, 2022, PGIM Investments contractually amended its management fee schedule to add an additional breakpoint at asset levels above $5 billion. The current contractual fee rate schedule is as follows: 0.825% up to $1 billion; 0.800% from $1 billion up to $5 billion; and 0.780% over $5 billion.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap that (exclusive of certain fees and expenses) limits total annual operating expenses at 0.84%for each class of the Fund’s shares, and limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause net annual Fund operating expenses to exceed 1.34% for Class R2 shares or 1.09% for Class R4 shares through February 28, 2023.

●

The Board and PGIM Investments has also agreed to retain the Fund’s existing contractual expense cap with respect to Class A shares, which (exclusive of certain fees and expenses) limits total annual fund operating expenses to 1.08% for Class A shares through February 28, 2023.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Global Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr &Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Global Opportunities Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON GLOBAL OPPORTUNITIES FUND

SHARE CLASS	A	C	Z	R2	R4	R6
NASDAQ	PRJAX	PRJCX	PRJZX	PRJBX	PRJDX	PRJQX
CUSIP	743969719	743969693	743969685	743969438	743969420	743969594

MF214E

PGIM JENNISON EMERGING MARKETS EQUITY OPPORTUNITIES FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Emerging Markets Equity Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine.

With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Emerging Markets Equity Opportunities Fund

December 15, 2022

PGIM Jennison Emerging Markets Equity Opportunities Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22
	One Year (%)	Five Years (%)	Since Inception (%)

Class A
(with sales charges)	-50.51	0.93	1.96 (09/16/2014)
(without sales charges)	-47.63	2.08	2.67 (09/16/2014)

Class C
(with sales charges)	-48.54	1.30	1.91 (09/16/2014)
(without sales charges)	-48.02	1.30	1.91 (09/16/2014)
Class Z
(without sales charges)	-47.49	2.32	2.93 (09/16/2014)

Class R6
(without sales charges)	-47.43	2.35	2.95 (09/16/2014)
MSCI Emerging Markets Index
	-31.03	-3.09	0.26

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI Emerging Markets Index, by portraying the initial account values at the commencement of operations for Class Z shares (September 16, 2014) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Emerging Markets Equity Opportunities Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definition

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/22

Ten Largest Holdings	Line of Business	Country	% of Net Assets

Coupang, Inc.	Internet & Direct Marketing Retail	South Korea	6.0%

B3 SA - Brasil Bolsa Balcao	Capital Markets	Brazil	5.5%

Mahindra & Mahindra Ltd.	Automobiles	India	5.4%

Bank Central Asia Tbk PT	Banks	Indonesia	5.0%

MakeMyTrip Ltd.	Hotels, Restaurants & Leisure	India	4.4%

Hypera SA	Pharmaceuticals	Brazil	4.3%

Bank Mandiri Persero Tbk PT	Banks	Indonesia	4.2%

ICICI Bank Ltd.	Banks	India	3.8%

HDFC Bank Ltd., ADR	Banks	India	2.8%

Airports of Thailand plc	Transportation Infrastructure	Thailand	2.7%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Emerging Markets Equity Opportunities Fund    7

Strategy and Performance Overview*
(unaudited)

How did the Fund perform?

The PGIM Jennison Emerging Markets Equity Opportunities Fund’s Class Z shares returned -47.49% in the 12-month reporting period that ended October 31, 2022, underperforming the -31.03% return of the MSCI Emerging Markets Index (the Index).

What were the market conditions?

●	The investment environment at the start of 2022 was clouded by continued uncertainties related to the COVID-19 pandemic, inflation, and the prospect of slowing growth on the back of central banks’ plans for policy tightening. The brutal military conflict in Ukraine added a dangerous new dimension of uncertainty in late February. Commodity prices rose sharply, led by crude oil, as the sanctions imposed on Russia by the US and European Union made it difficult for the world’s largest oil exporter to complete transactions.

●	As the year progressed, stock prices continued to suffer from the impacts of the war in Ukraine, unexpectedly high inflation, aggressive monetary tightening, and declining growth prospects around the globe.

●	Emerging markets were hit especially hard, trailing most developed markets, as higher interest rates and a strong US dollar weighed on the group.

●	Within the MSCI Emerging Markets Index, all sectors produced negative returns. The consumer discretionary, communication services, and real estate sectors each lost more than 40%. With respect to the Index’s largest country weights, China was one of the worst performers, as COVID-19 lockdowns persisted, and economic data proved weaker than expected. Taiwan and Korea also declined sharply, while Brazil posted a strong gain.

What worked?

●	Consumer discretionary holdings added value in aggregate. Pinduoduo Inc., a Chinese e-commerce platform, grew significantly amid China’s shift to community buying within the e-commerce industry. Shares in Mahindra & Mahindra Ltd., one of the largest tractor and SUV manufacturers in India, reacted favorably to the unveiling of the company’s electric vehicle (EV) platform, which included two EV brands and five models.

●	In healthcare, shares in Hypera S.A., the largest pharmaceutical company in Brazil, benefited from strong top-line expansion and organic growth. The company also increased its research and development investments, which were seen as likely to sustain future growth.

●	Among financials, the Fund’s positions in B3 S.A. and PT Bank Mandiri (Persero) Tbk were standouts. Shares in B3 (Brasil Bolsa Balcăo), a Brazil-based, financial-market infrastructure provider, benefited from higher equity and derivatives trading volumes. Markets also reacted positively to Brazil’s October 2022 presidential election. Bank Mandiri, the largest bank in Indonesia in terms of assets, loans, and deposits, demonstrated consistent growth in market share while gaining importance as a transactional bank, as well as making progress in digital banking.

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What didn’t work?

●	The communication services sector was the largest detractor from performance during the reporting period. Shares in Sea Ltd., a multichannel gaming and e-commerce company based in Singapore, declined on concerns regarding slowing gaming revenues and potential regulatory risks related to the company’s entry into Brazil. Jennison believes its large user base and diversified customer base should help propel top-line growth going forward.

●	Notable detractors in other sectors included:

●	Silergy Corp., a Taiwan-based, analogue semiconductor company with operational headquarters in China. Shares were down with other higher-valuation names as well as on inventory concerns. The position was eliminated.

●	JD.com Inc., China’s largest direct sales company (measured by transaction volume) and one of its largest e-commerce businesses—the go-to platform for big-ticket items and a favored platform for almost all sales categories. Shares slumped on macro uncertainties, although the company continues to improve margins and grow its bottom line.

●	KE Holdings Inc., a platform for online and offline housing transactions that is standardizing the real estate market in China and gaining significant market share. Shares lost ground on concerns over possible real estate brokerage commission rates in China, as well as more general concerns regarding China’s embattled property market.

Current outlook

●	Jennison remains focused on stock-specific opportunities and risk. While continued volatility is expected alongside incremental news flow, once volatility moderates, investors are likely to refocus on fundamentals.

●	Jennison remains optimistic that the Fund is well positioned for the prevailing, complex investment landscape. While Fund holdings are not insulated from the macro-economic backdrop, Jennison believes their market-leading positions and often-disruptive business models should allow them to deliver growth that is higher and lasts longer than the market currently expects—leading to share price outperformance over the Fund’s longer-term investment horizon.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Jennison Emerging Markets Equity Opportunities Fund    9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Emerging Markets Equity Opportunities Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 831.00	1.31%	$6.05

	Hypothetical	$1,000.00	$1,018.60	1.31%	$6.67

Class C	Actual	$1,000.00	$ 828.10	2.06%	$9.49

	Hypothetical	$1,000.00	$1,014.82	2.06%	$10.46

Class Z	Actual	$1,000.00	$ 832.10	1.06%	$4.89

	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

Class R6	Actual	$1,000.00	$ 832.90	0.99%	$4.57

	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Emerging Markets Equity Opportunities Fund    11

Schedule of Investments

as of October 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 90.6%

COMMON STOCKS

Brazil 18.9%

Arezzo Industria e Comercio SA	558,748	$11,280,966
B3 SA - Brasil Bolsa Balcao	13,048,644	37,891,716
Hypera SA	2,955,616	29,192,823
Localiza Rent a Car SA	777,957	10,608,710
MercadoLibre, Inc.*	16,412	14,797,388
NU Holdings Ltd. (Class A Stock)*	2,987,600	14,938,000
Raia Drogasil SA	2,172,439	11,136,615

		129,846,218

China 14.0%
Aier Eye Hospital Group Co. Ltd. (Class A Stock)	2,789,830	9,417,860
East Money Information Co. Ltd. (Class A Stock)	4,817,597	10,273,332
Full Truck Alliance Co. Ltd., ADR*(a)	2,109,886	10,043,057
JD.com, Inc., ADR(a)	283,977	10,589,502
Kanzhun Ltd., ADR*	927,975	10,142,767
KE Holdings, Inc., ADR*	1,022,859	10,412,705
LONGi Green Energy Technology Co. Ltd. (Class A Stock)	1,404,053	9,224,010
Pinduoduo, Inc., ADR*	269,705	14,787,925
Suzhou Maxwell Technologies Co. Ltd. (Class A Stock)	168,381	11,021,196

		95,912,354

India 28.7%

Apollo Hospitals Enterprise Ltd.	130,586	7,130,504
Ashok Leyland Ltd.	6,565,795	12,170,374
Asian Paints Ltd.	227,636	8,568,918
Bajaj Finance Ltd.	208,459	18,019,203
HDFC Bank Ltd., ADR	307,384	19,153,097
ICICI Bank Ltd.	2,350,691	25,846,672
Mahindra & Mahindra Ltd.	2,271,896	37,079,699
MakeMyTrip Ltd.*(a)	1,090,041	30,335,841
Max Healthcare Institute Ltd.*	1,613,684	8,895,578
Reliance Industries Ltd.	334,269	10,314,465
Titan Co. Ltd.	490,119	16,354,326
Varun Beverages Ltd.	245,896	3,120,141

		196,988,818

Indonesia 9.2%

Bank Central Asia Tbk PT	61,198,752	34,594,279
Bank Mandiri Persero Tbk PT	42,540,504	28,738,389

		63,332,668

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund    13

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Singapore 2.0%

Grab Holdings Ltd. (Class A Stock)*(a)	3,235,227	$8,411,590
Sea Ltd., ADR*(a)	111,962	5,562,272

		13,973,862

South Korea 11.9%

Coupang, Inc.*	2,369,844	40,927,206
LG Energy Solution Ltd.*	27,940	10,338,340
Samsung SDI Co. Ltd.	26,583	13,714,578
SK Hynix, Inc.	284,371	16,462,680

		81,442,804

Taiwan 0.7%

ASPEED Technology, Inc.	86,315	4,474,638

Thailand 5.2%

Airports of Thailand PCL*	9,569,145	18,614,725
Bumrungrad Hospital PCL	2,916,653	17,386,236

		36,000,961

TOTAL LONG-TERM INVESTMENTS (cost $652,741,660)		621,972,323

SHORT-TERM INVESTMENTS 13.5%

AFFILIATED MUTUAL FUND 3.9%
PGIM Institutional Money Market Fund (cost $27,117,200; includes $26,979,667 of cash collateral for securities on loan)(b)(wa)	27,146,713	27,122,281

UNAFFILIATED FUND 9.6%
Dreyfus Government Cash Management (Institutional Shares) (cost $65,650,552)	65,650,552	65,650,552

TOTAL SHORT-TERM INVESTMENTS (cost $92,767,752)		92,772,833

TOTAL INVESTMENTS 104.1%
(cost $745,509,412)		714,745,156
Liabilities in excess of other assets (4.1)%		(28,389,677)

NET ASSETS 100.0%		$686,355,479

See Notes to Financial Statements.

14

Below is a list of the abbreviation(s) used in the annual report:

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $26,389,424; cash collateral of $26,979,667 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Brazil	$129,846,218	$—	$—
China	55,975,956	39,936,398	—
India	49,488,938	147,499,880	—
Indonesia	—	63,332,668	—
Singapore	13,973,862	—	—
South Korea	40,927,206	40,515,598	—
Taiwan	—	4,474,638	—
Thailand.	—	36,000,961	—
Short-Term Investments
Affiliated Mutual Fund	27,122,281	—	—
Unaffiliated Fund	65,650,552	—	—

Total	$382,985,013	$331,760,143	$—

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund    15

Schedule of Investments  (continued)

as of October 31, 2022

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2022 were as follows:

Banks	18.0%
Internet & Direct Marketing Retail	11.9
Unaffiliated Fund	9.6
Capital Markets	7.0
Health Care Providers & Services	6.2
Automobiles	5.4
Hotels, Restaurants & Leisure	4.4
Semiconductors & Semiconductor Equipment	4.4
Pharmaceuticals	4.3
Road & Rail	4.2
Textiles, Apparel & Luxury Goods	4.0
Affiliated Mutual Fund (3.9% represents
investments purchased with collateral from securities on loan)	3.9
Electrical Equipment	3.1
Transportation Infrastructure	2.7

Consumer Finance	2.6%
Electronic Equipment, Instruments & Components	2.0
Machinery	1.8
Food & Staples Retailing	1.6
Real Estate Management & Development	1.5
Oil, Gas & Consumable Fuels	1.5
Interactive Media & Services	1.5
Chemicals	1.2
Entertainment	0.8
Beverages	0.5

104.1
Liabilities in excess of other assets	(4.1)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$26,389,424	$(26,389,424)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

as of October 31, 2022

Assets

Investments at value, including securities on loan of $26,389,424:
Unaffiliated investments (cost $718,392,212)	$687,622,875
Affiliated investments (cost $27,117,200)	27,122,281
Foreign currency, at value (cost $9,740,534)	9,729,175
Receivable for Fund shares sold	3,573,424
Dividends receivable	435,026
Foreign capital gains tax benefit accrued	26,010
Tax reclaim receivable	7,284
Prepaid expenses and other assets	14,568

Total Assets	728,530,643

Liabilities

Payable to broker for collateral for securities on loan	26,979,667
Payable for investments purchased	11,020,845
Payable for Fund shares purchased	3,160,474
Management fee payable	539,366
Accrued expenses and other liabilities	457,665
Distribution fee payable	9,453
Affiliated transfer agent fee payable	6,167
Directors’ fees payable	1,527

Total Liabilities	42,175,164

Net Assets	$686,355,479

Net assets were comprised of:
Common stock, at par	$543
Paid-in capital in excess of par	1,227,622,254
Total distributable earnings (loss)	(541,267,318)

Net assets, October 31, 2022	$686,355,479

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund    17

Statement of Assets and Liabilities

as of October 31, 2022

Class A

Net asset value and redemption price per share,
($28,081,841 ÷ 2,265,908 shares of common stock issued and outstanding)	$12.39
Maximum sales charge (5.50% of offering price)	0.72

Maximum offering price to public	$13.11

Class C

Net asset value, offering price and redemption price per share,
($3,724,000 ÷ 319,294 shares of common stock issued and outstanding)	$11.66

Class Z

Net asset value, offering price and redemption price per share,
($393,985,077 ÷ 31,164,350 shares of common stock issued and outstanding)	$12.64

Class R6

Net asset value, offering price and redemption price per share,
($260,564,561 ÷ 20,588,151 shares of common stock issued and outstanding)	$12.66

See Notes to Financial Statements.

18

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $584,136 foreign withholding tax)	$4,512,160
Income from securities lending, net (including affiliated income of $141,288)	536,286
Affiliated dividend income	17,259

Total income	5,065,705

Expenses
Management fee	8,477,342
Distribution fee(a)	157,429
Transfer agent’s fees and expenses (including affiliated expense of $32,273)(a)	911,821
Custodian and accounting fees	317,443
Shareholders’ reports	197,678
Registration fees(a)	195,190
SEC registration fees	42,934
Audit fee	29,500
Legal fees and expenses	26,023
Directors’ fees	21,118
Miscellaneous	75,714

Total expenses	10,452,192
Less: Fee waiver and/or expense reimbursement(a)	(1,136,617)
Distribution fee waiver(a)	(18,008)

Net expenses	9,297,567

Net investment income (loss)	(4,231,862)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(11,052)) (net of foreign capital gains taxes $(24,874))	(474,834,693)
Foreign currency transactions	(793,740)

(475,628,433)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $5,081) (net of change in foreign capital gains taxes $2,364,195)	(120,350,802)
Foreign currencies	10,959

(120,339,843)

Net gain (loss) on investment and foreign currency transactions	(595,968,276)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(600,200,138)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	108,050	49,379	—	—
Transfer agent’s fees and expenses	54,315	11,849	837,006	8,651
Registration fees	22,774	20,840	94,136	57,440
Fee waiver and/or expense reimbursement	(69,510)	(31,702)	(816,353)	(219,052)
Distribution fee waiver	(18,008)	—	—	—

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund    19

Statements of Changes in Net Assets

	Year Ended October 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(4,231,862)	$(3,176,039)
Net realized gain (loss) on investment and foreign currency transactions	(475,628,433)	(32,023,510)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(120,339,843)	71,372,687

Net increase (decrease) in net assets resulting from operations	(600,200,138)	36,173,138

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	920,955,434	1,123,848,738
Cost of shares purchased	(644,755,797)	(210,706,003)

Net increase (decrease) in net assets from Fund share transactions	276,199,637	913,142,735

Total increase (decrease)	(324,000,501)	949,315,873

Net Assets:

Beginning of year	1,010,355,980	61,040,107

End of year	$686,355,479	$1,010,355,980

See Notes to Financial Statements.

20

Financial Highlights

Class A Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$23.66	$17.66	$12.16	$9.58	$11.19

Income (loss) from investment operations:

Net investment income (loss)	(0.12)	(0.23)	(0.14)	(0.04)	(0.04)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(11.15)	6.23	5.64	2.62	(1.57)

Total from investment operations	(11.27)	6.00	5.50	2.58	(1.61)

Net asset value, end of year	$12.39	$23.66	$17.66	$12.16	$9.58
Total Return(b) :	(47.63)%	33.98%	45.23%	26.93%	(14.39)%

Ratios/Supplemental Data:

Net assets, end of year (000)	$28,082	$47,683	$6,144	$3,806	$2,316

Average net assets (000)	$36,017	$26,309	$4,507	$3,074	$2,956

Ratios to average net assets(c) :

Expenses after waivers and/or expense reimbursement	1.30%	1.33%	1.45%	1.45%	1.45%

Expenses before waivers and/or expense reimbursement	1.54%	1.64%	2.61%	3.35%	3.27%

Net investment income (loss)	(0.74)%	(0.98)%	(0.99)%	(0.37)%	(0.35)%
Portfolio turnover rate(d)	134%	78%	58%	33%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund    21

Financial Highlights  (continued)

Class C Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$22.43	$16.88	$11.71	$9.29	$10.93

Income (loss) from investment operations:

Net investment income (loss)	(0.23)	(0.39)	(0.23)	(0.11)	(0.13)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(10.54)	5.94	5.40	2.53	(1.51)

Total from investment operations	(10.77)	5.55	5.17	2.42	(1.64)

Net asset value, end of year	$11.66	$22.43	$16.88	$11.71	$9.29
Total Return(b):	(48.02)%	32.96%	44.06%	26.05%	(15.00)%

Ratios/Supplemental Data:

Net assets, end of year (000)	$3,724	$5,881	$1,563	$1,107	$1,363

Average net assets (000)	$4,938	$4,077	$1,244	$1,438	$1,775

Ratios to average net assets(c):

Expenses after waivers and/or expense reimbursement	2.05%	2.09%	2.20%	2.20%	2.20%

Expenses before waivers and/or expense reimbursement	2.69%	2.65%	4.15%	4.23%	4.20%

Net investment income (loss)	(1.48)%	(1.76)%	(1.73)%	(1.05)%	(1.14)%
Portfolio turnover rate(d)	134%	78%	58%	33%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class Z Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$24.07	$17.93	$12.31	$9.67	$11.27

Income (loss) from investment operations:

Net investment income (loss)	(0.08)	(0.17)	(0.13)	(0.01)	(0.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(11.35)	6.31	5.75	2.65	(1.59)

Total from investment operations	(11.43)	6.14	5.62	2.64	(1.60)

Net asset value, end of year	$12.64	$24.07	$17.93	$12.31	$9.67
Total Return(b):	(47.49)%	34.24%	45.65%	27.30%	(14.20)%

Ratios/Supplemental Data:

Net assets, end of year (000)	$393,985	$642,316	$34,993	$2,357	$1,215

Average net assets (000)	$549,186	$293,229	$11,195	$1,866	$1,443

Ratios to average net assets(c):

Expenses after waivers and/or expense reimbursement	1.05%	1.08%	1.20%	1.20%	1.20%

Expenses before waivers and/or expense reimbursement	1.20%	1.28%	1.93%	3.17%	3.56%

Net investment income (loss)	(0.49)%	(0.72)%	(0.83)%	(0.08)%	(0.13)%
Portfolio turnover rate(d)	134%	78%	58%	33%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund    23

Financial Highlights  (continued)

Class R6 Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):

Net Asset Value, Beginning of Year	$24.08	$17.93	$12.31	$9.67	$11.27

Income (loss) from investment operations:

Net investment income (loss)	(0.07)	(0.15)	(0.10)	(0.01)	(0.02)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(11.35)	6.30	5.72	2.65	(1.58)

Total from investment operations	(11.42)	6.15	5.62	2.64	(1.60)

Net asset value, end of year	$12.66	$24.08	$17.93	$12.31	$9.67
Total Return(b):	(47.43)%	34.30%	45.65%	27.30%	(14.20)%

Ratios/Supplemental Data:

Net assets, end of year (000)	$260,565	$314,476	$18,340	$12,319	$9,675

Average net assets (000)	$302,211	$121,398	$14,144	$11,249	$11,852

Ratios to average net assets(c):

Expenses after waivers and/or expense reimbursement	0.98%	1.01%	1.20%	1.20%	1.20%

Expenses before waivers and/or expense reimbursement	1.05%	1.16%	1.80%	2.41%	2.32%

Net investment income (loss)	(0.40)%	(0.62)%	(0.74)%	(0.11)%	(0.17)%
Portfolio turnover rate(d)	134%	78%	58%	33%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Notes to Financial Statements

1.	Organization

Prudential World Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison Emerging Markets Equity Opportunities Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term growth of capital.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Jennison Emerging Markets Equity Opportunities Fund    25

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

26

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

PGIM Jennison Emerging Markets Equity Opportunities Fund    27

Notes to Financial Statements (continued)

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative

28

proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the Fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the Fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the Fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Jennison Emerging Markets Equity Opportunities Fund    29

Notes to Financial Statements (continued)

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.95% of the Fund’s average daily net assets up to and including $5 billion;	0.95%
0.925% of the Fund’s average daily net assets exceeding $5 billion.

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.30%
C	2.05
Z	1.05
R6	0.98

30

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through February 29, 2024 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.30%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$182,899	$ 658
C	—	2,999

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January

PGIM Jennison Emerging Markets Equity Opportunities Fund    31

Notes to Financial Statements (continued)

2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$1,402,929,278	$1,130,693,336

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$68,436,389	$155,625,453	$224,061,842	$—	$—	$—	—	$ 17,259

PGIM Institutional Money Market Fund(1)(b)(wa)
6,077,913	967,698,903	946,648,564	5,081	(11,052)	27,122,281	27,146,713	141,288(2)
$74,514,302	$1,123,324,356	$1,170,710,406	$5,081	$(11,052)	$27,122,281		$158,547

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

32

6. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the tax year ended October 31, 2022, the adjustments were to increase total distributable earnings (loss) and decrease paid-in capital in excess of par by $5,250,953 due to a net operating loss. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the fiscal years ended October 31, 2022, and October 31, 2021, there were no distributions paid by the Fund.

As of October 31, 2022, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$788,234,926	$56,650,667	$(130,140,437)	$(73,489,770)

The differences between GAAP and tax basis were primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $465,028,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat late year ordinary income losses of approximately $2,750,000 as having been incurred in the following fiscal year (October 31, 2023).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

PGIM Jennison Emerging Markets Equity Opportunities Fund    33

Notes to Financial Statements (continued)

7. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 10,225,000,000 shares of common stock, $0.00001 par value per share, 865,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	25,000,000
C	65,000,000
Z	300,000,000
T	225,000,000
R6	250,000,000

The Fund currently does not have any Class T shares outstanding.

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), did not own any shares of the Fund.

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	7	87.1

34

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2022:
Shares sold	1,055,027	$18,358,156
Shares purchased	(743,321)	(12,558,145)
Net increase (decrease) in shares outstanding before conversion	311,706	5,800,011
Shares issued upon conversion from other share class(es)	25,109	378,868
Shares purchased upon conversion into other share class(es)	(86,308)	(1,418,730)
Net increase (decrease) in shares outstanding	250,507	$4,760,149

Year ended October 31, 2021:
Shares sold	2,255,202	$51,550,059
Shares purchased	(580,724)	(12,973,518)
Net increase (decrease) in shares outstanding before conversion	1,674,478	38,576,541
Shares issued upon conversion from other share class(es)	4,431	112,936
Shares purchased upon conversion into other share class(es)	(11,348)	(248,795)
Net increase (decrease) in shares outstanding	1,667,561	$38,440,682

Class C
Year ended October 31, 2022:
Shares sold	161,915	$2,666,741
Shares purchased	(96,511)	(1,384,438)
Net increase (decrease) in shares outstanding before conversion	65,404	1,282,303
Shares purchased upon conversion into other share class(es)	(8,240)	(111,420)
Net increase (decrease) in shares outstanding	57,164	$1,170,883

Year ended October 31, 2021:
Shares sold	217,144	$4,807,891
Shares purchased	(39,846)	(888,017)
Net increase (decrease) in shares outstanding before conversion	177,298	3,919,874
Shares purchased upon conversion into other share class(es)	(7,817)	(182,875)
Net increase (decrease) in shares outstanding	169,481	$3,736,999

Class Z
Year ended October 31, 2022:
Shares sold	34,906,372	$632,098,939
Shares purchased	(30,471,330)	(506,872,022)
Net increase (decrease) in shares outstanding before conversion	4,435,042	125,226,917
Shares issued upon conversion from other share class(es)	76,249	1,312,777
Shares purchased upon conversion into other share class(es)	(26,729)	(438,625)
Net increase (decrease) in shares outstanding	4,484,562	$126,101,069

PGIM Jennison Emerging Markets Equity Opportunities Fund    35

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended October 31, 2021:
Shares sold	31,445,686	$744,637,683
Shares purchased	(6,723,022)	(157,898,994)
Net increase (decrease) in shares outstanding before conversion	24,722,664	586,738,689
Shares issued upon conversion from other share class(es)	13,165	295,170
Shares purchased upon conversion into other share class(es)	(7,805)	(191,186)
Net increase (decrease) in shares outstanding	24,728,024	$586,842,673

Class R6
Year ended October 31, 2022:
Shares sold	15,203,394	$267,831,598
Shares purchased	(7,690,840)	(123,941,192)
Net increase (decrease) in shares outstanding before conversion	7,512,554	143,890,406
Shares issued upon conversion from other share class(es)	31,732	482,578
Shares purchased upon conversion into other share class(es)	(13,580)	(205,448)
Net increase (decrease) in shares outstanding	7,530,706	$144,167,536

Year ended October 31, 2021:
Shares sold	13,708,513	$322,853,105
Shares purchased	(1,682,763)	(38,945,474)
Net increase (decrease) in shares outstanding before conversion	12,025,750	283,907,631
Shares issued upon conversion from other share class(es)	8,764	214,750
Net increase (decrease) in shares outstanding	12,034,514	$284,122,381

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

36

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2022.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

PGIM Jennison Emerging Markets Equity Opportunities Fund    37

Notes to Financial Statements (continued)

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease.

38

Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Investments in China Risk: Investments in China subject the Fund to risks specific to China and may make it more volatile than other funds. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy or the Fund. For example, a series of executive orders issued between November 2020 and June 2021 prohibit the Fund from investing in certain companies identified by the U.S. government as “Chinese Military Industrial Complex Companies.” The restrictions in these executive orders may force the subadviser to sell certain positions and may restrict the Fund from future investments the subadviser deems otherwise attractive.

Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the

PGIM Jennison Emerging Markets Equity Opportunities Fund    39

Notes to Financial Statements (continued)

Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in

40

the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

PGIM Jennison Emerging Markets Equity Opportunities Fund    41

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Jennison Emerging Markets Equity Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Emerging Markets Equity Opportunities Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 19, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

42

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Emerging Markets Equity Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Emerging Markets Equity Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Jennison Emerging Markets Equity Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Jennison Emerging Markets Equity Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Directors (the “Board”) of PGIM Jennison Emerging Markets Equity Opportunities Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1PGIM Jennison Emerging Markets Equity Opportunities Fund is a series of Prudential World Fund, Inc.

PGIM Jennison Emerging Markets Equity Opportunities Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments for the year ended December 31, 2021 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an

PGIM Jennison Emerging Markets Equity Opportunities Fund

Approval of Advisory Agreements (continued)

increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2021. The Board considered that the Fund commenced operations on September 16, 2014 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	N/A

Actual Management Fees: 2nd Quartile

Net Total Expenses: 2nd Quartile

●	The Board noted that the Fund outperformed its benchmark index over all periods.

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●

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.30% for Class A shares, 2.05% for Class C shares, 0.98% for Class R6 shares, and 1.05% for Class Z shares through February 28, 2023.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Emerging Markets Equity Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:
ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON EMERGING MARKETS EQUITY OPPORTUNITIES FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PDEAX	PDECX	PDEZX	PDEQX
CUSIP	743969644	743969636	743969610	743969628

MF225E

PGIM JENNISON INTERNATIONAL

OPPORTUNITIES FUND

ANNUAL REPORT

OCTOBER 31, 2022

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This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison International Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison International Opportunities Fund

December 15, 2022

PGIM Jennison International Opportunities Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-45.89	4.03	6.73	—

(without sales charges)	-42.74	5.22	7.33	—

Class C

(with sales charges)	-43.78	4.36	6.50	—

(without sales charges)	-43.22	4.36	6.50	—

Class R

(without sales charges)	-42.97	N/A	N/A	4.37 (11/20/2017)

Class Z

(without sales charges)	-42.63	5.43	7.58	—

Class R2

(without sales charges)	-42.90	N/A	N/A	10.42 (12/27/2018)

Class R4

(without sales charges)	-42.76	N/A	N/A	10.71 (12/27/2018)

Class R6

(without sales charges)	-42.61	5.50	N/A	8.14 (12/23/2015)

MSCI All Country World ex-US Index

	-24.73	-0.60	3.27	—

Average Annual Total Returns as of 10/31/22 Since Inception (%)
	Class R	Class R2, Class R4	Class R6
	(11/20/2017)	(12/27/2018)	(12/23/2015)

MSCI All Country World ex-US Index	-0.77	2.45	3.34

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI ACWI ex-US Index by portraying the initial account values at the beginning of the 10-year period for Class Z (October 31, 2012) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison International Opportunities Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	0.25%	None	None

Shareholder services fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definition

MSCI All Country World ex-US Index—The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index) is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The Index includes both developed and emerging markets.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/22

Ten Largest Holdings	Line of Business	Country	% of Net Assets

LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	5.3%

Novo Nordisk A/S (Class B Stock)	Pharmaceuticals	Denmark	5.1%

Ferrari NV	Automobiles	Italy	4.5%

Hermes International	Textiles, Apparel & Luxury Goods	France	4.4%

Sartorius AG (PRFC)	Life Sciences Tools & Services	Germany	3.8%

Pernod Ricard SA	Beverages	France	3.8%

Dassault Systemes SE	Software	France	3.8%

L’Oreal SA	Personal Products	France	3.6%

MercadoLibre, Inc.	Internet & Direct Marketing Retail	Brazil	3.6%

Compass Group plc	Hotels, Restaurants & Leisure	United Kingdom	3.5%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison International Opportunities Fund	7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Jennison International Opportunities Fund’s Class Z shares returned –42.63% in the 12-month reporting period that ended October 31, 2022, underperforming the –24.73% return of the MSCI All Country ex-US Index (the Index).

What were the market conditions?

●

During the reporting period, the investment backdrop changed from one of stimulus and spending to one of inflation and tightening financial conditions, with the need to control inflation moving aggressively to the fore.

●

The investment environment at the start of 2022 was clouded by continued uncertainties related to the COVID-19 pandemic, inflation, and the prospect of slowing growth on the back of central banks’ plans for policy tightening. The brutal military conflict in Ukraine added a dangerous new dimension of uncertainty in late February. Commodity prices rose sharply, led by crude oil, as the sanctions imposed on Russia by the US and European Union made it difficult for the world’s largest oil exporter to complete transactions.

●

As the year progressed, stock prices continued to suffer from the impacts of the war in Ukraine, unexpectedly high inflation, aggressive monetary tightening, and declining growth prospects around the globe.

●

Within the Index, only the energy sector generated positive returns, up nearly 29% for the period. Despite producing negative performance, utilities, healthcare, and consumer staples outperformed all other sectors in the Index. The largest declines came from the communication services, consumer discretionary, and information technology sectors.

What worked?

●	Despite a challenging investment environment, especially for growth stocks, a number of holdings generated solid gains.

●

Shares of Argenx SE continued to rise on the strength of approval by the US Food and Drug Administration (the FDA) of Vyvgart, the company’s treatment for myasthenia gravis, an autoimmune disease, and its first drug to receive FDA approval. In Jennison’s view, Argenx has a solid management team, a smart business and commercialization strategy, and a compelling research and development engine to continue to build out its pipeline.

●

Shares in HDFC Bank Ltd., India’s second-largest private-sector bank in terms of assets, benefited from solid quarterly results, with a pickup in loan and deposit growth, and stable net interest margins. HDFC offers a wide range of corporate and retail banking services, and appears well positioned for strong growth in its consumer franchise.

●	The Fund participated in the Dr. Ing. h.c. F. Porsche AG initial public offering and continues to hold the position. The investment represents an opportunity to

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participate in the long-term growth of a well-managed, high-end automobile maker with high margins, pricing power, and extreme customer loyalty, that is transforming itself into an electric vehicle company.

●

Shares in pharmaceutical company Novo Nordisk A/S benefited from the company’s strong top-line earnings growth in both diabetes treatment and obesity care. Jennison continues to view the company as a highly durable growth story, anchored by its best-in-class/first-in-class portfolio in diabetes and obesity, with potential to further penetrate other cardiometabolic diseases—all very large, total addressable markets.

●	Brunello Cucinelli S.p.A. posted strong results as its position as a top-tier, luxury brand continued to insulate the company from weakening European consumption trends.

What didn’t work?

●

In information technology, shares of payments platform company Adyen N.V. declined, despite impressive transaction volumes, due to higher expenses as the company stepped up investments to sustain its long-term growth and attract additional merchants onto its platform. Shares in semiconductor equipment maker ASML Holding N.V. lost ground as the company faced supply-chain constraints; however, new orders reached historical highs, demonstrating strong demand for ASML’s products. Shares of Atlassian Corp. slid lower despite the company’s strong quarterly results, with encouraging revenue and margin guidance. Atlassian’s cloud migration and data center businesses continue to drive the company’s growth.

●

In communication services, shares of Sea Ltd. were hurt by a slowdown in the company’s gaming business and decelerating e-commerce growth. The Fund’s position was eliminated prior to the end of the reporting period.

●

In industrials, shares of equipment maker Techtronic Industries Company Ltd. declined due to the company’s slowing growth, as well as mounting evidence of rising inventory levels. Jennison eliminated this position as well prior to the end of the reporting period.

Current outlook

●

As of the end of the reporting period, the Fed’s inflation flight has been joined by central banks around the world. Tighter domestic liquidity in many economies and the pain caused by the US dollar’s surge further cloud the global outlook.

●

Growth appears poised to decelerate across Europe heading into a winter that will likely feature industrial shutdowns, fuel rationing, and lowered thermostats to offset the loss of Russian gas. Russia’s move to formally annex Eastern Ukrainian territory leaves seemingly little room for a resolution of the conflict in the near term and continues to depress sentiment. China is still coming to terms with the impacts of its “zero-COVID” policy, and more lockdowns cannot be ruled out as a result.

●

Share price declines in the period reflected a combination of increased risk aversion and lower price/earnings ratios in the face of higher interest rates. The presumption of slowing growth and possible recession are now challenging revenue estimates and

PGIM Jennison International Opportunities Fund	9

Strategy and Performance Overview* (continued)

profit margin assumptions. Jennison’s continued focus on the fundamental growth prospects for the Fund’s holdings requires an understanding of the difficulties and uncertainty created by the macroeconomic environment.

●

Most economic slowdowns and recessions in the modern era occurred under circumstances different from those confronting investors today. But the aftermaths of previous economic downturns have generally seen large-cap growth companies generating fundamental outperformance driven by innovation, leadership in large and growing addressable markets, and financial stability. Jennison sees much to be optimistic about from this perspective and in the context of the Fund’s multi-year investment horizon.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison International Opportunities Fund	11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison International Opportunities Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 862.90	1.10%	$5.17

	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

Class C	Actual	$1,000.00	$ 859.60	1.91%	$8.95

	Hypothetical	$1,000.00	$1,015.58	1.91%	$9.70

Class R	Actual	$1,000.00	$ 861.70	1.46%	$6.85

	Hypothetical	$1,000.00	$1,017.85	1.46%	$7.43

Class Z	Actual	$1,000.00	$ 863.80	0.91%	$4.27

	Hypothetical	$1,000.00	$1,020.62	0.91%	$4.63

Class R2	Actual	$1,000.00	$ 861.90	1.35%	$6.34

	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87

Class R4	Actual	$1,000.00	$ 863.10	1.10%	$5.17

	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

Class R6	Actual	$1,000.00	$ 864.10	0.85%	$3.99

	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 93.4%

COMMON STOCKS 89.0%

Brazil 5.7%
MercadoLibre, Inc.*	146,809	$132,365,931
NU Holdings Ltd. (Class A Stock)*(a)	15,257,438	76,287,190

		208,653,121

Denmark 5.1%
Novo Nordisk A/S (Class B Stock)	1,712,788	186,233,598

France 23.0%
Dassault Systemes SE	4,145,495	138,951,925
Hermes International	124,928	161,705,048
L’Oreal SA	423,825	133,082,911
LVMH Moet Hennessy Louis Vuitton SE	309,393	195,225,402
Pernod Ricard SA	792,049	139,013,545
Remy Cointreau SA	467,412	71,485,030

		839,463,861

Germany 2.3%
Symrise AG	828,071	84,523,326

India 5.3%
HDFC Bank Ltd., ADR(a)	1,917,899	119,504,286
ICICI Bank Ltd., ADR(a)	3,372,370	74,327,035

		193,831,321

Indonesia 2.0%
Bank Central Asia Tbk PT	127,337,407	71,980,975

Italy 6.8%
Brunello Cucinelli SpA	1,459,288	84,588,966
Ferrari NV	836,017	164,811,142

		249,400,108

Japan 3.5%
GMO Payment Gateway, Inc.	200,025	14,382,965
Keyence Corp.	262,324	98,913,279
Menicon Co. Ltd.	963,399	16,449,034

		129,745,278

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	13

Schedule of Investments (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Netherlands 8.4%
Adyen NV, 144A*	62,430	$89,125,036
Argenx SE, ADR*	307,958	119,466,147
ASML Holding NV	207,264	97,224,881

		305,816,064

South Korea 2.4%
Coupang, Inc.*	3,778,902	65,261,638
Samsung SDI Co. Ltd.	45,217	23,328,145

		88,589,783

Switzerland 5.0%
Alcon, Inc.	912,961	55,585,989
Cie Financiere Richemont SA (Class A Stock)	818,072	79,953,086
Lonza Group AG	92,598	47,667,988

		183,207,063

United Kingdom 9.8%
Ashtead Group PLC	2,177,793	113,447,943
AstraZeneca PLC	981,136	115,118,837
Compass Group PLC	6,144,559	129,415,633

		357,982,413

United States 8.7%
Atlassian Corp. (Class A Stock)*	459,438	93,141,866
CyberArk Software Ltd.*(a)	476,193	74,719,444
ICON PLC*(a)	189,553	37,501,165
Lululemon Athletica, Inc.*	339,786	111,803,185

		317,165,660

Uruguay 1.0%
Dlocal Ltd.*	1,725,532	38,479,364

TOTAL COMMON STOCKS (cost $3,381,664,260)		3,255,071,935

PREFERRED STOCKS 4.4%

Germany
Dr. Ing. h.c. F. Porsche AG (PRFC)*	221,263	22,631,637

See Notes to Financial Statements.

14

Description	Shares	Value

PREFERRED STOCKS (Continued)

Germany (cont’d.)
Sartorius AG (PRFC)	395,076	$139,300,053

TOTAL PREFERRED STOCKS (cost $148,076,108)		161,931,690

TOTAL LONG-TERM INVESTMENTS (cost $3,529,740,368)		3,417,003,625

SHORT-TERM INVESTMENTS 11.5%

AFFILIATED MUTUAL FUND 4.1%
PGIM Institutional Money Market Fund (cost $150,008,989; includes $149,660,772 of cash collateral for securities on loan)(b)(wa)	150,155,477	150,020,337

UNAFFILIATED FUND 7.4%
Dreyfus Government Cash Management (Institutional Shares) (cost $269,352,144)	269,352,144	269,352,144

TOTAL SHORT-TERM INVESTMENTS (cost $419,361,133)		419,372,481

TOTAL INVESTMENTS 104.9% (cost $3,949,101,501)		3,836,376,106
Liabilities in excess of other assets (4.9)%		(180,116,516)

NET ASSETS 100.0%		$3,656,259,590

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

PRFC—Preference Shares

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $149,579,912; cash collateral of $149,660,772 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	15

Schedule of Investments (continued)

as of October 31, 2022

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Brazil	$208,653,121	$—	$—
Denmark	—	186,233,598	—
France	—	839,463,861	—
Germany	—	84,523,326	—
India	193,831,321	—	—
Indonesia	—	71,980,975	—
Italy	—	249,400,108	—
Japan	—	129,745,278	—
Netherlands	119,466,147	186,349,917	—
South Korea	65,261,638	23,328,145	—
Switzerland	—	183,207,063	—
United Kingdom	—	357,982,413	—
United States	317,165,660	—	—
Uruguay	38,479,364	—	—
Preferred Stocks
Germany	22,631,637	139,300,053	—
Short-Term Investments
Affiliated Mutual Fund	150,020,337	—	—
Unaffiliated Fund	269,352,144	—	—

Total	$1,384,861,369	$2,451,514,737	$—

See Notes to Financial Statements.

16

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2022 were as follows:

Textiles, Apparel & Luxury Goods	17.3%
Banks	9.4
Software	8.4
Pharmaceuticals	8.3
Unaffiliated Fund	7.4
Life Sciences Tools & Services	6.1
Beverages	5.8
Internet & Direct Marketing Retail	5.4
Automobiles	5.1
Affiliated Mutual Fund (4.1% represents investments purchased with collateral from securities on loan)	4.1
IT Services	3.8
Personal Products	3.7

Hotels, Restaurants & Leisure	3.5%
Electronic Equipment, Instruments & Components	3.3
Biotechnology	3.3
Trading Companies & Distributors	3.1
Semiconductors & Semiconductor Equipment	2.7
Chemicals	2.3
Health Care Equipment & Supplies	1.9

104.9
Liabilities in excess of other assets	(4.9)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$149,579,912	$(149,579,912)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	17

Statement of Assets & Liabilities

as of October 31, 2022

Assets
Investments at value, including securities on loan of $149,579,912:
Unaffiliated investments (cost $3,799,092,512)	$3,686,355,769
Affiliated investments (cost $150,008,989)	150,020,337
Foreign currency, at value (cost $43,228)	43,110
Receivable for Fund shares sold	13,390,338
Receivable for investments sold	8,697,102
Tax reclaim receivable	3,941,780
Dividends receivable	935,607
Prepaid expenses	26,928

Total Assets	3,863,410,971

Liabilities
Payable to broker for collateral for securities on loan	149,660,772
Payable for investments purchased	40,341,159
Payable for Fund shares purchased	13,400,820
Management fee payable	2,370,753
Accrued expenses and other liabilities	1,221,665
Distribution fee payable	140,288
Affiliated transfer agent fee payable	11,474
Directors’ fees payable	4,450

Total Liabilities	207,151,381

Net Assets	$3,656,259,590

Net assets were comprised of:
Common stock, at par	$1,633
Paid-in capital in excess of par	4,809,061,459
Total distributable earnings (loss)	(1,152,803,502)

Net assets, October 31, 2022	$3,656,259,590

See Notes to Financial Statements.

18

Class A
Net asset value and redemption price per share, ($105,135,112 ÷ 4,772,699 shares of common stock issued and outstanding)	$22.03
Maximum sales charge (5.50% of offering price)	1.28

Maximum offering price to public	$23.31

Class C
Net asset value, offering price and redemption price per share, ($22,980,722 ÷ 1,131,033 shares of common stock issued and outstanding)	$20.32

Class R
Net asset value, offering price and redemption price per share, ($230,246,249 ÷ 10,588,053 shares of common stock issued and outstanding)	$21.75

Class Z
Net asset value, offering price and redemption price per share, ($1,948,250,355 ÷ 86,794,261 shares of common stock issued and outstanding)	$22.45

Class R2
Net asset value, offering price and redemption price per share, ($10,579,143 ÷ 478,916 shares of common stock issued and outstanding)	$22.09

Class R4
Net asset value, offering price and redemption price per share, ($8,646,364 ÷ 387,538 shares of common stock issued and outstanding)	$22.31

Class R6
Net asset value, offering price and redemption price per share, ($1,330,421,645 ÷ 59,130,499 shares of common stock issued and outstanding)	$22.50

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	19

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $5,421,714 foreign withholding tax)	$35,611,724
Income from securities lending, net (including affiliated income of $236,497)	1,644,314
Affiliated dividend income	29,833

Total income	37,285,871

Expenses
Management fee	39,488,955
Distribution fee(a)	2,811,906
Shareholder servicing fees (including affiliated expense of $6,038)(a)	22,717
Transfer agent’s fees and expenses (including affiliated expense of $235,351)(a)	3,933,683
Custodian and accounting fees	501,428
Registration fees(a)	452,023
Shareholders’ reports	409,980
Directors’ fees	72,537
Legal fees and expenses	47,659
SEC registration fees	42,674
Audit fee	27,000
Miscellaneous	104,228

Total expenses	47,914,790
Less: Fee waiver and/or expense reimbursement(a)	(1,857,365)
Distribution fee waiver(a)	(749,759)

Net expenses	45,307,666

Net investment income (loss)	(8,021,795)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(61,481))	(1,018,942,756)
Foreign currency transactions	(1,129,000)

(1,020,071,756)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $11,114)	(1,947,747,831)
Foreign currencies	(377,082)

(1,948,124,913)

Net gain (loss) on investment and foreign currency transactions	(2,968,196,669)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(2,976,218,464)

See Notes to Financial Statements.

20

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	451,896	307,799	2,023,329	—	28,882	—	—
Shareholder servicing fees	—	—	—	—	11,553	11,164	—
Transfer agent’s fees and expenses	173,894	33,246	361,441	3,283,177	19,722	18,013	44,190
Registration fees	36,177	21,587	6,373	261,798	7,183	7,234	111,671
Fee waiver and/or expense reimbursement	(194,414)	(33,174)	—	(1,614,036)	(8,415)	(7,326)	—
Distribution fee waiver	(75,316)	—	(674,443)	—	—	—	—

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	21

Statements of Changes in Net Assets

	Year Ended October 31,

	2022	2021

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(8,021,795)	$(24,566,284)
Net realized gain (loss) on investment and foreign currency transactions	(1,020,071,756)	18,155,566
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,948,124,913)	1,213,359,467

Net increase (decrease) in net assets resulting from operations	(2,976,218,464)	1,206,948,749

Dividends and Distributions
Distributions from distributable earnings
Class A	(181,181)	—
Class C	(38,113)	—
Class R	(296,402)	—
Class Z	(3,142,102)	—
Class R2	(11,816)	—
Class R4	(12,841)	—
Class R6	(1,853,539)	—

	(5,535,994)	—

Tax return of capital distributions
Class A	(2,270)	—
Class C	(478)	—
Class R	(3,713)	—
Class Z	(39,364)	—
Class R2	(148)	—
Class R4	(161)	—
Class R6	(23,221)	—

	(69,355)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	3,237,458,222	3,741,129,832
Net asset value of shares issued in reinvestment of dividends and distributions	5,596,238	—
Cost of shares purchased	(2,859,687,305)	(1,121,686,711)

Net increase (decrease) in net assets from Fund share transactions	383,367,155	2,619,443,121

Total increase (decrease)	(2,598,456,658)	3,826,391,870

Net Assets:
Beginning of year	6,254,716,248	2,428,324,378

End of year	$3,656,259,590	$6,254,716,248

See Notes to Financial Statements.

22

Financial Highlights

Class A Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$38.51		$28.14	$19.51	$15.82	$17.10
Income (loss) from investment operations:
Net investment income (loss)	(0.09)		(0.25)	(0.12)	0.01	(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(16.36)		10.62	8.75	3.68	(1.22)
Total from investment operations	(16.45)		10.37	8.63	3.69	(1.28)
Less Dividends and Distributions:
Tax return of capital distributions	(-	)(b)	-	-	-	-
Distributions from net realized gains	(0.03)		-	-	-	-
Total dividends and distributions	(0.03)		-	-	-	-
Net asset value, end of year	$22.03		$38.51	$28.14	$19.51	$15.82
Total Return(c):	(42.74)%		36.90%	44.11%	23.39%	(7.49)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$105,135		$208,515	$76,093	$26,778	$14,496
Average net assets (000)	$150,632		$142,641	$46,059	$20,599	$10,393
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.09%		1.09%	1.09%	1.09%	1.13%
Expenses before waivers and/or expense reimbursement	1.27%		1.27%	1.34%	1.46%	1.55%
Net investment income (loss)	(0.34)%		(0.71)%	(0.52)%	0.04%	(0.32)%
Portfolio turnover rate(e)	76%		41%	43%	53%	59%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	23

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$35.82		$26.38	$18.44	$15.08	$16.43
Income (loss) from investment operations:
Net investment income (loss)	(0.30)		(0.50)	(0.29)	(0.13)	(0.18)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(15.17)		9.94	8.23	3.49	(1.17)
Total from investment operations	(15.47)		9.44	7.94	3.36	(1.35)
Less Dividends and Distributions:
Tax return of capital distributions	(-	)(b)	-	-	-	-
Distributions from net realized gains	(0.03)		-	-	-	-
Total dividends and distributions	(0.03)		-	-	-	-
Net asset value, end of year	$20.32		$35.82	$26.38	$18.44	$15.08
Total Return(c):	(43.22)%		35.84%	43.00%	22.28%	(8.22)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$22,981		$40,128	$16,411	$5,302	$3,800
Average net assets (000)	$30,780		$28,884	$9,894	$4,683	$3,449
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.90%		1.90%	1.90%	1.91%	1.92%
Expenses before waivers and/or expense reimbursement	2.01%		1.97%	2.15%	2.33%	2.54%
Net investment income (loss)	(1.14)%		(1.52)%	(1.32)%	(0.80)%	(1.05)%
Portfolio turnover rate(e)	76%		41%	43%	53%	59%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class R Shares
	Year Ended October 31,					November 20, 2017(a) through October 31, 2018
	2022		2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$38.17		$27.98	$19.48	$15.86	$17.62
Income (loss) from investment operations:
Net investment income (loss)	(0.19)		(0.37)	(0.20)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(16.20)		10.56	8.70	3.68	(1.67)
Total from investment operations	(16.39)		10.19	8.50	3.62	(1.76)
Less Dividends and Distributions:
Tax return of capital distributions	(-	)(c)	-	-	-	-
Distributions from net realized gains	(0.03)		-	-	-	-
Total dividends and distributions	(0.03)		-	-	-	-
Net asset value, end of period	$21.75		$38.17	$27.98	$19.48	$15.86
Total Return(d):	(42.97)%		36.42%	43.56%	22.89%	(9.99)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$230,246		$358,284	$291,162	$280,311	$266,294
Average net assets (000)	$269,777		$340,986	$281,238	$278,086	$299,955
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.47%		1.47%	1.47%	1.47%	1.46	%(f)
Expenses before waivers and/or expense reimbursement	1.72%		1.72%	1.77%	1.81%	1.80	%(f)
Net investment income (loss)	(0.70)%		(1.08)%	(0.87)%	(0.36)%	(0.53	)%(f)
Portfolio turnover rate(g)	76%		41%	43%	53%	59%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	25

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$39.17		$28.56	$19.77	$16.01	$17.29
Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.18)	(0.10)	0.03	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(16.65)		10.79	8.89	3.74	(1.24)
Total from investment operations	(16.69)		10.61	8.79	3.77	(1.25)
Less Dividends and Distributions:
Dividends from net investment income	-		-	-	(0.01)	(0.03)
Tax return of capital distributions	(-	)(b)	-	-	-	-
Distributions from net realized gains	(0.03)		-	-	-	-
Total dividends and distributions	(0.03)		-	-	(0.01)	(0.03)
Net asset value, end of year	$22.45		$39.17	$28.56	$19.77	$16.01
Total Return(c):	(42.63)%		37.15%	44.46%	23.56%	(7.24)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,948,250		$3,481,110	$1,364,899	$208,629	$104,113
Average net assets (000)	$2,744,398		$2,452,905	$639,223	$139,982	$75,711
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.90%		0.90%	0.90%	0.90%	0.89%
Expenses before waivers and/or expense reimbursement	0.96%		0.94%	0.99%	1.04%	1.04%
Net investment income (loss)	(0.14)%		(0.51)%	(0.38)%	0.15%	(0.08)%
Portfolio turnover rate(e)	76%		41%	43%	53%	59%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class R2 Shares
	Year Ended October 31,				December 27, 2018(a) through October 31,
	2022		2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$38.72		$28.35	$19.70	$15.10
Income (loss) from investment operations:
Net investment income (loss)	(0.15)		(0.33)	(0.29)	(0.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(16.45)		10.70	8.94	4.72
Total from investment operations	(16.60)		10.37	8.65	4.60
Less Dividends and Distributions:
Tax return of capital distributions	(-	)(c)	-	-	-
Distributions from net realized gains	(0.03)		-	-	-
Total dividends and distributions	(0.03)		-	-	-
Net asset value, end of period	$22.09		$38.72	$28.35	$19.70
Total Return(d):	(42.90)%		36.58%	43.91%	30.46%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10,579		$13,101	$4,664	$233
Average net assets (000)	$11,553		$8,789	$1,557	$44
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.34%		1.33%	1.32%	1.26	%(f)
Expenses before waivers and/or expense reimbursement	1.41%		1.41%	2.23%	64.97	%(f)
Net investment income (loss)	(0.55)%		(0.92)%	(1.06)%	(0.76	)%(f)
Portfolio turnover rate(g)	76%		41%	43%	53%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	27

Financial Highlights (continued)

Class R4 Shares
	Year Ended October 31,				December 27, 2018(a) through October 31,
	2022		2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$39.01		$28.49	$19.75	$15.10
Income (loss) from investment operations:
Net investment income (loss)	(0.09)		(0.25)	(0.11)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(16.58)		10.77	8.85	4.67
Total from investment operations	(16.67)		10.52	8.74	4.65
Less Dividends and Distributions:
Tax return of capital distributions	(-	)(c)	-	-	-
Distributions from net realized gains	(0.03)		-	-	-
Total dividends and distributions	(0.03)		-	-	-
Net asset value, end of period	$22.31		$39.01	$28.49	$19.75
Total Return(d):	(42.76)%		36.97%	44.20%	30.79%

Ratios/Supplemental Data:
Net assets, end of period (000)	$8,646		$16,892	$1,359	$846
Average net assets (000)	$11,164		$11,907	$1,023	$293
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.09%		1.08%	1.04%	0.95	%(f)
Expenses before waivers and/or expense reimbursement	1.16%		1.14%	2.47%	10.65	%(f)
Net investment income (loss)	(0.33)%		(0.69)%	(0.46)%	(0.11	)%(f)
Portfolio turnover rate(g)	76%		41%	43%	53%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

28

Class R6 Shares
	Year Ended October 31,
	2022		2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$39.24		$28.59	$19.78	$16.02	$17.29
Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.16)	(0.08)	0.04	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(16.69)		10.81	8.89	3.74	(1.22)
Total from investment operations	(16.71)		10.65	8.81	3.78	(1.23)
Less Dividends and Distributions:
Dividends from net investment income	-		-	-	(0.02)	(0.04)
Tax return of capital distributions	(-	)(b)	-	-	-	-
Distributions from net realized gains	(0.03)		-	-	-	-
Total dividends and distributions	(0.03)		-	-	(0.02)	(0.04)
Net asset value, end of year	$22.50		$39.24	$28.59	$19.78	$16.02
Total Return(c):	(42.61)%		37.25%	44.54%	23.72%	(7.15)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,330,422		$2,136,686	$673,736	$101,975	$35,141
Average net assets (000)	$1,686,565		$1,445,464	$295,968	$54,900	$26,736
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.84%		0.84%	0.84%	0.84%	0.84%
Expenses before waivers and/or expense reimbursement	0.84%		0.84%	0.91%	0.98%	1.00%
Net investment income (loss)	(0.07)%		(0.46)%	(0.32)%	0.20%	(0.05)%
Portfolio turnover rate(e)	76%		41%	43%	53%	59%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	29

Notes to Financial Statements

1.     Organization

Prudential World Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison International Opportunities Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term growth of capital.

2.     Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

30

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

PGIM Jennison International Opportunities Fund	31

Notes to Financial Statements (continued)

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

32

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers,

PGIM Jennison International Opportunities Fund	33

Notes to Financial Statements (continued)

shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Annually

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.     Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

34

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate*	Effective Management Fee, before any waivers and/or expense reimbursements

0.825% on average daily net assets up to and including $1 billion;	0.805%

0.80% on average daily net assets from $1 billion to $5 billion;

0.78% on average daily net assets exceeding $5 billion.

*Prior to July 1, 2022, the contractual management rate was 0.825% of the Fund’s average daily net assets up to $1 billion and 0.80% of such assets in excess of $1 billion.

The Manager has contractually agreed, through February 29, 2024, to limit certain operating expenses and/or to limit total annual operating expenses after fee waivers and/or expense reimbursements. The contractual waivers exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Fund Expense Limitation*	Class Expense Limitation
A	0.84%	1.09%
C	0.84	1.90	**
R	0.84	1.48	**
Z	0.84	0.90	**
R2	0.84	1.34	***
R4	0.84	1.09	***
R6	0.84	0.84	**

*Expense limitation excludes distribution and service (12b-1) fees, shareholder service fee, and transfer agency expenses (including sub-transfer agency and networking fees).

**Expense waiver/reimbursement limited to 0.06% on an annualized basis.

***Expense limitation applicable only to blue sky fees, shareholder service fee, and transfer agency expenses (including sub-transfer agency and networking fees).

PGIM Jennison International Opportunities Fund	35

Notes to Financial Statements (continued)

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through February 29, 2024 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers for services rendered to the shareholders of such Class R2 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

The Fund’s annual gross and net distribution rate and maximum shareholder service fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee
A	0.30%	0.25%	N/A	%
C	1.00	1.00	N/A
R	0.75	0.50	N/A
Z	N/A	N/A	N/A
R2	0.25	0.25	0.10
R4	N/A	N/A	0.10
R6	N/A	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$403,166	$3,246
C	—	13,008

PGIM Investments, PIMS, PMFS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

36

4.     Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.     Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$3,820,896,286	$3,594,020,605

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$101,909,396	$ 474,801,449	$ 576,710,845	$ —	$ —	$ —	—	$29,833

PGIM Jennison International Opportunities Fund	37

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wa)
$45,167,540	$1,726,129,152	$1,621,225,988	$11,114	$(61,481)	$150,020,337	150,155,477	$236,497	(2)
$147,076,936	$2,200,930,601	$2,197,936,833	$11,114	$(61,481)	$150,020,337		$266,330

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.     Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in-capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended October 31, 2022, the adjustments were to increase total distributable earnings (loss) and decrease paid-in capital in excess of par by $28,754,396 primarily due to a net operating loss. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund was $5,535,994 of long-term capital gains and $69,355 of tax return of capital. For the year ended October 31, 2021, there were no distributions paid by the Fund.

As of October 31, 2022, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$4,035,019,767	$390,783,188	$(589,426,849)	$(198,643,661)

The difference between GAAP basis and tax basis were primarily attributable to deferred losses on wash sales and corporate spin-off adjustments.

38

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $952,335,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat late year ordinary income losses of approximately $1,825,000 as having been incurred in the following fiscal year (October 31, 2023).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.     Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 10,225,000,000 shares of common stock, $0.00001 par value per share, 3,550,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares

A	150,000,000

C	100,000,000

R	100,000,000

Z	2,000,000,000

R2	100,000,000

R4	100,000,000

R6	1,000,000,000

PGIM Jennison International Opportunities Fund	39

Notes to Financial Statements (continued)

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
R	10,588,053	100.0%
R2	663	0.1
R4	13,604	3.5

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	6.3%
Unaffiliated	5	70.7

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A

Year ended October 31, 2022:

Shares sold	1,863,405	$55,373,880

Shares issued in reinvestment of dividends and distributions	5,200	182,714

Shares purchased	(2,566,608)	(69,034,328)

Net increase (decrease) in shares outstanding before conversion	(698,003)	(13,477,734)

Shares issued upon conversion from other share class(es)	297,066	8,736,406

Shares purchased upon conversion into other share class(es)	(240,270)	(7,536,465)

Net increase (decrease) in shares outstanding	(641,207)	$(12,277,793)

Year ended October 31, 2021:

Shares sold	3,295,095	$113,856,416

Shares purchased	(645,468)	(22,275,031)

Net increase (decrease) in shares outstanding before conversion	2,649,627	91,581,385

Shares issued upon conversion from other share class(es)	231,486	8,009,475

Shares purchased upon conversion into other share class(es)	(171,779)	(6,016,914)

Net increase (decrease) in shares outstanding	2,709,334	$93,573,946

40

Share Class	Shares	Amount

Class C

Year ended October 31, 2022:

Shares sold	439,161	$12,611,578

Shares issued in reinvestment of dividends and distributions	1,181	38,543

Shares purchased	(381,085)	(9,470,187)

Net increase (decrease) in shares outstanding before conversion	59,257	3,179,934

Shares purchased upon conversion into other share class(es)	(48,581)	(1,296,415)

Net increase (decrease) in shares outstanding	10,676	$1,883,519

Year ended October 31, 2021:

Shares sold	671,538	$21,597,459

Shares purchased	(72,681)	(2,330,925)

Net increase (decrease) in shares outstanding before conversion	598,857	19,266,534

Shares purchased upon conversion into other share class(es)	(100,679)	(3,132,283)

Net increase (decrease) in shares outstanding	498,178	$16,134,251

Class R

Year ended October 31, 2022:

Shares sold	2,646,941	$70,002,360

Shares issued in reinvestment of dividends and distributions	8,622	300,115

Shares purchased	(1,455,193)	(39,061,923)

Net increase (decrease) in shares outstanding	1,200,370	$31,240,552

Year ended October 31, 2021:

Shares sold	757,793	$24,410,460

Shares purchased	(1,774,362)	(60,549,305)

Net increase (decrease) in shares outstanding	(1,016,569)	$(36,138,845)

Class Z

Year ended October 31, 2022:

Shares sold	76,944,814	$2,301,749,213

Shares issued in reinvestment of dividends and distributions	88,911	3,178,566

Shares purchased	(78,931,653)	(2,134,832,204)

Net increase (decrease) in shares outstanding before conversion	(1,897,928)	170,095,575

Shares issued upon conversion from other share class(es)	233,999	7,032,081

Shares purchased upon conversion into other share class(es)	(411,416)	(12,499,417)

Net increase (decrease) in shares outstanding	(2,075,345)	$164,628,239

Year ended October 31, 2021:

Shares sold	65,487,151	$2,317,934,026

Shares purchased	(20,037,303)	(704,435,367)

Net increase (decrease) in shares outstanding before conversion	45,449,848	1,613,498,659

Shares issued upon conversion from other share class(es)	246,910	8,620,461

Shares purchased upon conversion into other share class(es)	(4,617,431)	(161,788,669)

Net increase (decrease) in shares outstanding	41,079,327	$1,460,330,451

PGIM Jennison International Opportunities Fund	41

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class R2

Year ended October 31, 2022:

Shares sold	205,770	$5,870,696

Shares issued in reinvestment of dividends and distributions	339	11,964

Shares purchased	(65,558)	(1,795,651)

Net increase (decrease) in shares outstanding	140,551	$4,087,009

Year ended October 31, 2021:

Shares sold	249,628	$8,603,079

Shares purchased	(73,779)	(2,605,355)

Net increase (decrease) in shares outstanding before conversion	175,849	5,997,724

Shares purchased upon conversion into other share class(es)	(2,016)	(73,177)

Net increase (decrease) in shares outstanding	173,833	$5,924,547

Class R4

Year ended October 31, 2022:

Shares sold	180,706	$5,177,531

Shares issued in reinvestment of dividends and distributions	365	13,002

Shares purchased	(226,586)	(6,776,093)

Net increase (decrease) in shares outstanding	(45,515)	$(1,585,560)

Year ended October 31, 2021:

Shares sold	720,254	$24,255,406

Shares purchased	(334,901)	(11,278,535)

Net increase (decrease) in shares outstanding	385,353	$12,976,871

Class R6

Year ended October 31, 2022:

Shares sold	26,706,420	$786,672,964

Shares issued in reinvestment of dividends and distributions	52,243	1,871,334

Shares purchased	(22,246,205)	(598,716,919)

Net increase (decrease) in shares outstanding before conversion	4,512,458	189,827,379

Shares issued upon conversion from other share class(es)	212,509	6,952,926

Shares purchased upon conversion into other share class(es)	(46,935)	(1,389,116)

Net increase (decrease) in shares outstanding	4,678,032	$195,391,189

42

Share Class	Shares	Amount

Year ended October 31, 2021:

Shares sold	35,440,308	$1,230,472,986

Shares purchased	(8,950,166)	(318,212,193)

Net increase (decrease) in shares outstanding before conversion	26,490,142	912,260,793

Shares issued upon conversion from other share class(es)	4,411,797	154,824,965

Shares purchased upon conversion into other share class(es)	(12,007)	(443,858)

Net increase (decrease) in shares outstanding	30,889,932	$1,066,641,900

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2022.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency

PGIM Jennison International Opportunities Fund	43

Notes to Financial Statements (continued)

controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and

44

emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for long periods of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Investments in China Risk: Investments in China subject the Fund to risks specific to China and may make it more volatile than other funds. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic

PGIM Jennison International Opportunities Fund	45

Notes to Financial Statements (continued)

development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy or the Fund. For example, a series of executive orders issued between November 2020 and June 2021 prohibit the Fund from investing in certain companies identified by the U.S. government as “Chinese Military Industrial Complex Companies.” The restrictions in these executive orders may force the subadviser to sell certain positions and may restrict the Fund from future investments the subadviser deems otherwise attractive.

Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no

46

willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which

PGIM Jennison International Opportunities Fund	47

Notes to Financial Statements (continued)

the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

48

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Jennison International Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison International Opportunities Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison International Opportunities Fund	49

Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2022, the Fund reports the maximum amount allowed per share, but not less than $0.03 for Class A, C, R, Z, R2, R4, and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2022.

50

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola

University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May

2003-May 2007) of BNY

Hamilton Family of Mutual

Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison International Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96

Retired; formerly President (2005-2016), Global Chief

Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles

(1986-2006), Manulife Asset Management (asset management).

		Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October

2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior

Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions

(1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing

Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law,

Stanford Law School

(2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

		Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of

Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison International Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund

(1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities

Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Jennison International Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Jennison International Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison International Opportunities Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1 PGIM Jennison International Opportunities Fund is a series of Prudential World Fund, Inc.

PGIM Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of reducing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds, and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits

PGIM Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that Fund outperformed its benchmark index over all periods.

•

The Board noted that, effective July 1, 2022, PGIM Investments contractually amended its management fee schedule to add an additional breakpoint at asset levels above $5 billion. The current contractual fee rate schedule is as follows: 0.825% up to $1 billion; 0.800% from $1 billion up to $5 billion; and 0.780% over $5 billion.

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•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap that (exclusive of certain fees and expenses) caps net annual operating expenses at 0.84% for each class of the Fund’s shares, and that limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees, as applicable, to the extent that such fees cause the net annual operating expenses to exceed 1.34% of average daily net assets for Class R2 shares or 1.09% of average daily net assets for Class R4 shares through February 28, 2023.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap with respect to Class A shares, pursuant to which PGIM Investments agrees to limit total annual operating expenses for Class A shares to 1.09% through February 28, 2023.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense waiver, pursuant to which (exclusive of certain fees and expenses) PGIM Investments waives and/or reimburses up to 0.06% of certain other expenses through February 28, 2023 to the extent that total annual operating expenses exceed 1.90% for Class C shares, 1.48% for Class R shares, 0.90% for Class Z shares, and 0.84% for Class R6 shares.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison International Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison International Opportunities Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON INTERNATIONAL OPPORTUNITIES FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6

NASDAQ	PWJAX	PWJCX	PWJRX	PWJZX	PWJBX	PWJDX	PWJQX

CUSIP	743969677	743969669	743969487	743969651	743969412	743969396	743969586

MF215E

PGIM EMERGING MARKETS DEBT HARD

CURRENCY FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC.PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:
We hope you find the annual report for the PGIM Emerging Markets Debt Hard Currency Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Emerging Markets Debt Hard Currency Fund

December 15, 2022

PGIM Emerging Markets Debt Hard Currency Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22
	One Year (%)	Since Inception (%)

Class A

(with sales charges)	-27.67	-4.47 (12/12/2017)

(without sales charges)	-25.24	-3.82 (12/12/2017)

Class C

(with sales charges)	-26.52	-4.54 (12/12/2017)

(without sales charges)	-25.82	-4.54 (12/12/2017)

Class Z

(without sales charges)	-25.01	-3.56 (12/12/2017)

Class R6

(without sales charges)	-24.94	-3.47 (12/12/2017)

JP Morgan Emerging Markets Bond Index Global Diversified Index

	-24.19	-2.71

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the JP Morgan Emerging Markets Bond Index Global Diversified Index by portraying the initial account values at the commencement of operations for Class Z shares (December 12, 2017) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Emerging Markets Debt Hard Currency Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

JP Morgan Emerging Markets Bond Index Global Diversified Index—The JP Morgan Emerging Markets Bond Index Global Diversified Index is an unmanaged index that tracks total returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Credit Quality expressed as a percentage of total investments as of 10/31/22 (%)

AAA	0.2

AA	5.7

A	7.1

BBB	32.1

BB	22.9

B	19.7

CCC	5.0

CC	0.7

C	0.2

Not Rated	2.4

Cash/Cash Equivalents	4.0

Total	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 10/31/22

	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)

Class A	0.43	7.67	-3.24

Class C	0.38	7.35	–63.88

Class Z	0.46	8.42	8.74

Class R6	0.46	8.52	8.33

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Emerging Markets Debt Hard Currency Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Emerging Markets Debt Hard Currency Fund’s Class Z shares returned –25.01% in the 12-month reporting period that ended October 31, 2022, underperforming the –24.19% return of the JP Morgan Emerging Markets Bond Index Global Diversified Index (the Index).

What were the market conditions?

•

Emerging market debt remained volatile throughout the reporting period, with investor appetite for risk assets challenged by persistent global inflation, commodity price shocks, and geopolitical risks. Concerns about central bank tightening, hard economic landings, and the war in Ukraine led spreads notably wider, with emerging market hard currency, corporates, local currency rates, and emerging market foreign exchange all posting negative returns over the period.

•

In the first quarter of 2022, overall performance remained differentiated and country specific, with oil-sensitive issuers outperforming other issuers as oil prices soared. Most of the spread widening over the period came as the escalating war in Ukraine was met by severe sanctions from western nations and rating agency downgrades of Russia, Belarus, and Ukraine debt. Broad market performance reflected investors’ flight from risky assets as outflows picked up their pace, with underperformance led by Russia as the market anticipated its removal from most indices. Emerging market corporate spreads widened but held up relatively well (excluding Russia and Ukraine) amid continued weakness in China driven by the country’s property market slowdown, regulatory risks, and zero-COVID strategy. Local rates produced negative returns in the quarter, driven by high inflation prints, geopolitical tensions, continued hiking cycles in Latin America and Central Europe, and a more hawkish US Federal Reserve (the Fed). Meanwhile, emerging market foreign exchange declined, but dispersion remained evident as the currencies of commodity exporters generally outperformed those of commodity importers.

•

The emerging market debt sector saw continued pressure in the second quarter of 2022 as tightening financial conditions and slowing growth in China and Europe provided a challenging macroeconomic backdrop. The impact of higher food and energy prices, in large part a result of the Russia/Ukraine war, negatively impacted many emerging market countries, and fears of stagflation meaningfully increased their risk premium. Meanwhile, China remained a significant underperformer amid its property market slowdown. Emerging market corporate performance remained negative in the quarter, but fundamentals remained resilient and technicals were supported by large negative net financing (i.e., amortizations and coupon payments exceeded gross issuance), low dealer inventories, and an elevated level of tender activity. Local currency yield rates suffered one of their worst quarters since the Global Financial Crisis, with the Index yield rising above 7.0%—a level not seen since 2015—due to tightening monetary policies. Local curves flattened across the board as most emerging market central banks extended their interest rate hiking cycle.

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Emerging market foreign exchange underperformed as the Russian conflict continued to impact emerging market currencies, while the US dollar outperformed amid expectations of a tighter Fed policy and higher US Treasury yields.

•

In the third quarter of 2022, emerging market debt performance remained negative as an uncertain global backdrop remained a challenge due to continuing rising rates, slowing growth, and geopolitical tensions. Emerging market hard currency returns were negative, making year-to-date returns the worst on record. While the emerging market corporate sector continued to outperform, the fundamental outlook for the sector turned cloudier on tightening financial conditions and slower growth, with the lower-rated segment more vulnerable to a stagflation/recession scenario. Within local rates, front-end yields in many emerging market countries were significantly higher than long-end yields due to continued pressures on central banks to raise rates, as well as the ongoing surge in the US dollar. Emerging market foreign exchange saw a continuation of declines amid ongoing Fed hawkishness, concerns over slowing global growth, and inflation in both developed and emerging economies.

•

During October—the last month of the period—emerging market spreads were mixed, and fund flows remained negative. Returns across hard currency and foreign exchange were positive in October, while local currency rates and corporates lagged. The emerging market debt sovereign sector exhibited positive spread return in October, with both investment-grade and high yield outperforming. Latin America, Europe, and Africa displayed positive total returns, while Asia and the Middle East underperformed. Within local currency rates, all regions lagged except for Asia. Meanwhile, emerging market foreign exchange exhibited mixed performance in October, with Europe and Latin America exhibiting positive returns while Asia and Middle/East Africa underperformed. The US dollar rally stalled after four months of positive performance amid expectations that the Fed might pivot, or adopt a less-aggressive rate-hiking policy, following shifts in central bank rhetoric in other developed countries.

What worked?

•	Overall country selection and currency selection contributed to performance during the period.

•

Long spread duration positioning in Russia, Pakistan, and Brazil, along with short spread duration positioning in Ghana, Sri Lanka, Ecuador, and Panama, contributed to performance. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

•	Within currencies, underweight positioning relative to the Index in the Chinese yuan, Thailand baht, Taiwan dollar, and Korean won contributed to performance.

•	While overall issue selection detracted from performance, sovereign positioning in Russia, Belarus, and Sri Lanka contributed.

•	Corporate and quasi-sovereign positioning in Russia (VEB Finance PLC) contributed to performance.

PGIM Emerging Markets Debt Hard Currency Fund    9

Strategy and Performance Overview* (continued)

•	In the Fund’s positions in local currency that are not included in the Index, short positioning in Poland contributed to performance.

What didn’t work?

•	Sovereign positioning in Ukraine, Zambia, and Pakistan detracted from performance.

•	Long spread duration positioning in Ukraine, Belarus, and Serbia also detracted.

•

While overall currency selection contributed to performance, overweights relative to the Index to the Russian ruble and Indian rupee, along with an underweight relative to the Index to the Czech koruna, detracted.

•	Corporate and quasi-sovereign positioning in China (Country Garden Holdings Company Ltd.) and Russia (Lukoil, Gazprom PJSC) detracted from performance.

•	In the Fund’s positions in local currency that are not included in the Index, long duration positioning in Mexico, Korea, and Russia detracted from performance.

Did the Fund use derivatives?

Currency positioning in the Fund was partially facilitated by the use of currency forward and option contracts. During the reporting period, the Fund’s currency positioning added to relative performance. The Fund also used futures and interest rate swaps, in part, to help manage duration and yield curve exposure, which collectively had a negative impact on performance.

Current outlook

•

PGIM Fixed Income expects rising interest rates, slowing growth, and geopolitical tensions to continue to challenge the emerging market debt sector, and thus has positioned the Fund cautiously. However, emerging market price action has been front loaded, and PGIM Fixed Income believes current valuations provide an attractive opportunity for investors with a longer-term time horizon.

•

PGIM Fixed Income expects emerging market hard currency sovereign spreads to remain volatile and returns to vary by credit quality as financial conditions continue to tighten until inflation cools, unemployment rises, and/or economic growth slows. Signs that negative risk sentiment has peaked will likely first be seen in the US dollar, followed by more positive performance in local rates and emerging market spreads.

•

In structuring emerging market portfolios that protect the downside and take advantage of mispricing and misalignments of pricing versus relative value, PGIM Fixed Income focuses on a “barbell” in credit, with emphasis on the double-B-rated sovereign segment and select emerging market corporates, long US dollar exposure with select relative value opportunities in emerging market foreign exchange, and a neutral stance on local emerging market duration given the level of rates and a curve-flattening bias.

•

PGIM Fixed Income remains cautious on emerging market currencies but also sees relative-value opportunities, is mindful of two-way risks, and views Asia as the weakest region as all central banks are lagging the Fed in the degree of rate hikes.

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*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Emerging Markets Debt Hard Currency Fund    11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

12    Visit our website at pgim.com/investments

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Emerging Markets Debt Hard Currency Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 884.90	1.06%	$5.04

	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40

Class C	Actual	$1,000.00	$ 881.40	1.81%	$8.58

	Hypothetical	$1,000.00	$1,016.08	1.81%	$9.20

Class Z	Actual	$1,000.00	$ 886.20	0.76%	$3.61

	Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87

Class R6	Actual	$1,000.00	$ 886.60	0.66%	$3.14

	Hypothetical	$1,000.00	$1,021.88	0.66%	$3.36

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period).Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Emerging Markets Debt Hard Currency Fund    13

Schedule of Investments

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 93.9%

CORPORATE BONDS 25.6%

Azerbaijan 0.6%

Southern Gas Corridor CJSC,
Gov’t. Gtd. Notes	6.875%	03/24/26		450	$442,080
State Oil Co. of the Azerbaijan Republic,
Sr. Unsec’d. Notes	6.950	03/18/30		400	387,450

					829,530

Bahrain 0.4%

Oil &Gas Holding Co. BSCC (The),
Sr. Unsec’d. Notes	7.625	11/07/24		400	396,325
Sr. Unsec’d. Notes	8.375	11/07/28		200	195,850

					592,175

Brazil 1.1%

Banco do Brasil SA,
Sr. Unsec’d. Notes	4.875	01/11/29		200	179,100
Globo Comunicacao e Participacoes SA,
Sr. Unsec’d. Notes	4.875	01/22/30		200	154,776
JSM Global Sarl,
Gtd. Notes, 144A	4.750	10/20/30		400	276,325
Nexa Resources SA,
Gtd. Notes	6.500	01/18/28		210	192,780
Petrobras Global Finance BV,
Gtd. Notes	5.093	01/15/30		80	71,150
Gtd. Notes	5.375	10/01/29	GBP	100	95,672
Gtd. Notes(a)	5.600	01/03/31		505	457,126
Suzano Austria GmbH,
Gtd. Notes	3.750	01/15/31		150	119,344

					1,546,273

Chile 1.0%

Alfa Desarrollo SpA,
Sr. Sec’d. Notes, 144A	4.550	09/27/51		199	127,533
Corp. Nacional del Cobre de Chile,
Sr. Unsec’d. Notes	3.000	09/30/29		200	165,725
Sr. Unsec’d. Notes	4.875	11/04/44		600	486,862
Sr. Unsec’d. Notes	6.150	10/24/36		100	95,831
Sr. Unsec’d. Notes, 144A	4.875	11/04/44		200	162,288

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    15

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chile (cont’d.)

Empresa Nacional del Petroleo,
Sr. Unsec’d. Notes, 144A	3.450%	09/16/31	200	$155,225
Interchile SA,
Sr. Sec’d. Notes, 144A	4.500	06/30/56	200	143,663
VTR Finance NV,
Sr. Unsec’d. Notes	6.375	07/15/28	200	100,788

				1,437,915

China 1.0%

Agile Group Holdings Ltd.,
Sr. Sec’d. Notes	6.050	10/13/25	200	37,288
CNAC HK Finbridge Co. Ltd.,
Gtd. Notes	3.000	09/22/30	300	215,433
Gtd. Notes	3.875	06/19/29	500	397,460
Country Garden Holdings Co. Ltd.,
Sr. Sec’d. Notes	4.200	02/06/26	460	39,100
ENN Clean Energy International Investment Ltd.,
Gtd. Notes, 144A	3.375	05/12/26	200	155,912
New Metro Global Ltd.,
Gtd. Notes	4.800	12/15/24	200	50,100
Prosus NV,
Sr. Unsec’d. Notes, 144A	4.193	01/19/32	350	248,895
Sinopec Group Overseas Development 2012 Ltd.,
Gtd. Notes	4.875	05/17/42	200	175,548
Sinopec Group Overseas Development 2018 Ltd.,
Gtd. Notes, 144A	3.680	08/08/49	200	138,663
Sunac China Holdings Ltd.,
Sr. Sec’d. Notes	6.500	01/10/25(d)	200	11,000

				1,469,399

Colombia 0.4%

Colombia Telecomunicaciones SA ESP,
Sr. Unsec’d. Notes, 144A	4.950	07/17/30	200	139,287
Ecopetrol SA,
Sr. Unsec’d. Notes	6.875	04/29/30	208	169,832
Grupo Aval Ltd.,
Gtd. Notes, 144A	4.375	02/04/30	200	138,038
Millicom International Cellular SA,
Sr. Unsec’d. Notes, 144A	4.500	04/27/31	200	149,600

				596,757

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Costa Rica 0.1%

Instituto Costarricense de Electricidad,
Sr. Unsec’d. Notes, 144A	6.750%	10/07/31		200	$174,912

Ghana 0.1%

Tullow Oil PLC,
Sr. Sec’d. Notes, 144A	10.250	05/15/26		200	170,500

Guatemala 0.4%

CT Trust,
Sr. Sec’d. Notes, 144A	5.125	02/03/32		200	159,225
Energuate Trust,
Gtd. Notes	5.875	05/03/27		400	347,800

					507,025

India 1.7%

Adani Ports & Special Economic Zone Ltd.,
Sr. Unsec’d. Notes, 144A	5.000	08/02/41		200	117,038
Azure Power Solar Energy Pvt. Ltd.,
Sr. Sec’d. Notes, 144A, MTN	5.650	12/24/24		200	162,000
GMR Hyderabad International Airport Ltd.,
Sr. Sec’d. Notes	4.250	10/27/27		200	157,500
HPCL-Mittal Energy Ltd.,
Sr. Unsec’d. Notes	5.250	04/28/27		400	339,500
NTPC Ltd.,
Sr. Unsec’d. Notes, EMTN	2.750	02/01/27	EUR	100	90,660
Periama Holdings LLC,
Gtd. Notes	5.950	04/19/26		400	323,825
Power Finance Corp. Ltd.,
Sr. Unsec’d. Notes	4.500	06/18/29		600	515,362
Sr. Unsec’d. Notes, 144A, MTN	6.150	12/06/28		200	192,162
Reliance Industries Ltd.,
Sr. Unsec’d. Notes, 144A	3.625	01/12/52		250	146,688
Summit Digitel Infrastructure Ltd.,
Sr. Sec’d. Notes, 144A	2.875	08/12/31		235	161,802
TML Holdings Pte Ltd.,
Sr. Unsec’d. Notes	5.500	06/03/24		200	187,500

					2,394,037

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    17

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Indonesia 2.4%

Cikarang Listrindo Tbk PT,
Sr. Unsec’d. Notes, 144A	4.950%	09/14/26		200	$173,850
Freeport Indonesia PT,
Sr. Unsec’d. Notes, 144A, MTN	5.315	04/14/32		200	166,750
Indofood CBP Sukses Makmur Tbk PT,
Sr. Unsec’d. Notes	3.541	04/27/32		200	145,022
Indonesia Asahan Aluminium Persero PT,
Sr. Unsec’d. Notes	5.450	05/15/30		700	610,006
Sr. Unsec’d. Notes, 144A	4.750	05/15/25		200	191,022
Pertamina Persero PT,
Sr. Unsec’d. Notes	6.000	05/03/42		200	170,788
Sr. Unsec’d. Notes, EMTN	3.100	01/21/30		200	162,820
Sr. Unsec’d. Notes, EMTN	3.650	07/30/29		200	170,722
Sr. Unsec’d. Notes, EMTN	4.700	07/30/49		200	143,080
Sr. Unsec’d. Notes, EMTN	6.500	11/07/48		200	179,600
Perusahaan Listrik Negara PT,
Sr. Unsec’d. Notes	1.875	11/05/31	EUR	100	69,073
Sr. Unsec’d. Notes	2.875	10/25/25	EUR	200	186,013
Sr. Unsec’d. Notes, 144A, MTN	5.450	05/21/28		420	396,060
Sr. Unsec’d. Notes, 144A, MTN	6.150	05/21/48		200	156,250
Sr. Unsec’d. Notes, EMTN	4.125	05/15/27		250	228,750
Sr. Unsec’d. Notes, EMTN	6.150	05/21/48		200	156,250

					3,306,056

Israel 0.7%

Bank Leumi Le-Israel BM,
Sr. Unsec’d. Notes, 144A	5.125	07/27/27		203	197,539
Energean Israel Finance Ltd.,
Sr. Sec’d. Notes, 144A	4.875	03/30/26		75	67,500
Sr. Sec’d. Notes, 144A	5.375	03/30/28		265	232,537
Sr. Sec’d. Notes, 144A	5.875	03/30/31		115	97,175
Leviathan Bond Ltd.,
Sr. Sec’d. Notes, 144A	6.125	06/30/25		200	190,250
Sr. Sec’d. Notes, 144A	6.750	06/30/30		200	177,538

					962,539

Jamaica 0.1%

Digicel International Finance Ltd./Digicel International Holdings Ltd.,
Gtd. Notes, 144A	8.000	12/31/26		39	22,574

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Jamaica (cont’d.)

Digicel International Finance Ltd./Digicel International Holdings Ltd., (cont’d.)
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%	13.000%	12/31/25	57	$38,146
Sr. Sec’d. Notes, 144A	8.750	05/25/24	97	82,052

				142,772

Kazakhstan 1.3%

Kazakhstan Temir Zholy Finance BV,
Gtd. Notes	6.950	07/10/42	400	394,000
KazMunayGas National Co. JSC,
Sr. Unsec’d. Notes	3.500	04/14/33	200	135,787
Sr. Unsec’d. Notes	4.750	04/19/27	390	337,789
Sr. Unsec’d. Notes	5.375	04/24/30	400	327,200
Sr. Unsec’d. Notes	5.750	04/19/47	400	272,620
Sr. Unsec’d. Notes	6.375	10/24/48	400	284,540

				1,751,936

Kuwait 0.3%

MEGlobal Canada ULC,
Gtd. Notes, 144A, MTN	5.875	05/18/30	400	384,825

Malaysia 1.3%

GENM Capital Labuan Ltd.,
Gtd. Notes	3.882	04/19/31	200	119,162
Gohl Capital Ltd.,
Gtd. Notes	4.250	01/24/27	250	185,000
Petronas Capital Ltd.,
Gtd. Notes, 144A, MTN	4.550	04/21/50	800	650,576
Gtd. Notes, EMTN	2.480	01/28/32	400	317,738
Gtd. Notes, EMTN	4.550	04/21/50	400	325,288
Gtd. Notes, EMTN	4.800	04/21/60	200	164,432

				1,762,196

Mexico 4.9%

Cemex SAB de CV,
Gtd. Notes(a)	5.450	11/19/29	400	348,220
Comision Federal de Electricidad,
Gtd. Notes	4.688	05/15/29	310	261,233
Gtd. Notes, 144A	4.688	05/15/29	200	168,538

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    19

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mexico (cont’d.)

FEL Energy VI Sarl,
Sr. Sec’d. Notes, 144A	5.750%	12/01/40		221	$148,203
Fermaca Enterprises S de RL de CV,
Sr. Sec’d. Notes	6.375	03/30/38		212	194,686
Mexico City Airport Trust,
Sr. Sec’d. Notes	3.875	04/30/28		200	167,000
Sr. Sec’d. Notes(a)	4.250	10/31/26		650	578,825
Sr. Sec’d. Notes	5.500	07/31/47		800	508,000
Petroleos Mexicanos,
Gtd. Notes	5.350	02/12/28		1,042	828,882
Gtd. Notes	6.350	02/12/48		376	215,756
Gtd. Notes	6.490	01/23/27		305	266,387
Gtd. Notes	6.500	03/13/27		608	529,872
Gtd. Notes	6.500	01/23/29		830	668,980
Gtd. Notes	6.500	06/02/41		610	379,786
Gtd. Notes	6.840	01/23/30		573	454,463
Gtd. Notes	6.875	10/16/25		250	237,813
Gtd. Notes	7.690	01/23/50		550	354,581
Gtd. Notes, EMTN	3.750	04/16/26	EUR	285	233,119
Gtd. Notes, MTN	6.875	08/04/26		355	327,184

					6,871,528

Mongolia 0.1%

Development Bank of Mongolia LLC,
Sr. Unsec’d. Notes	7.250	10/23/23		200	174,000

Panama 0.2%

Aeropuerto Internacional de Tocumen SA,
Sr. Sec’d. Notes	4.000	08/11/41		200	140,287
Sr. Sec’d. Notes, 144A	5.125	08/11/61		200	134,975

					275,262

Peru 1.2%

Banco Internacional del Peru SAA Interbank,
Sr. Unsec’d. Notes	3.250	10/04/26		350	313,294
Corp. Financiera de Desarrollo SA,
Sr. Unsec’d. Notes	2.400	09/28/27		200	160,600
Fondo MIVIVIENDA SA,
Sr. Unsec’d. Notes, 144A	4.625	04/12/27		150	138,000
InRetail Consumer,
Sr. Sec’d. Notes	3.250	03/22/28		300	237,187

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Peru (cont’d.)

Petroleos del Peru SA,
Sr. Unsec’d. Notes	4.750%	06/19/32	880	$646,470
Sr. Unsec’d. Notes	5.625	06/19/47	200	127,500

				1,623,051

Philippines 0.1%

Globe Telecom, Inc.,
Sr. Unsec’d. Notes	3.000	07/23/35	200	131,162

Qatar 0.5%

Qatar Energy,
Sr. Unsec’d. Notes	3.300	07/12/51	200	135,000
Sr. Unsec’d. Notes, 144A	3.125	07/12/41	800	563,400

				698,400

Saudi Arabia 0.6%

Arabian Centres Sukuk Ltd.,
Gtd. Notes	5.375	11/26/24	200	183,700
EIG Pearl Holdings Sarl,
Sr. Sec’d. Notes, 144A	3.545	08/31/36	450	345,375
Saudi Arabian Oil Co.,
Sr. Unsec’d. Notes	2.250	11/24/30	260	204,880
Sr. Unsec’d. Notes, EMTN	4.250	04/16/39	200	164,002

				897,957

South Africa 2.2%

Eskom Holdings SOC Ltd.,
Gov’t. Gtd. Notes, MTN	6.350	08/10/28	600	537,187
Sr. Unsec’d. Notes	7.125	02/11/25	1,000	930,812
Sr. Unsec’d. Notes, EMTN	6.750	08/06/23	600	585,375
Sr. Unsec’d. Notes, MTN	8.450	08/10/28	660	579,150
MTN Mauritius Investments Ltd.,
Gtd. Notes, 144A	6.500	10/13/26	200	189,913
Sasol Financing USA LLC,
Gtd. Notes	6.500	09/27/28	300	265,216

				3,087,653

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    21

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Thailand 0.1%

Thaioil Treasury Center Co. Ltd.,
Gtd. Notes, 144A, MTN	3.750%	06/18/50		200	$97,126

Trinidad & Tobago 0.1%

Heritage Petroleum Co. Ltd.,
Sr. Sec’d. Notes, 144A	9.000	08/12/29		200	208,000

Turkey 0.2%

Aydem Yenilenebilir Enerji A/S,
Sr. Sec’d. Notes, 144A	7.750	02/02/27		200	147,287
Turkiye Sinai Kalkinma Bankasi A/S,
Sr. Unsec’d. Notes, 144A	6.000	01/23/25		200	184,546

					331,833

Ukraine 0.1%

NAK Naftogaz Ukraine via Kondor Finance PLC,
Sr. Unsec’d. Notes	7.125	07/19/24(d)	EUR	420	64,413
State Savings Bank of Ukraine Via SSB #1 PLC,
Sr. Unsec’d. Notes	9.625	03/20/25		50	25,447

					89,860

United Arab Emirates 2.3%

Abu Dhabi Crude Oil Pipeline LLC,
Sr. Sec’d. Notes	3.650	11/02/29		200	180,500
Sr. Sec’d. Notes	4.600	11/02/47		200	170,850
Abu Dhabi National Energy Co. PJSC,
Sr. Unsec’d. Notes, 144A	4.000	10/03/49		200	160,725
Abu Dhabi Ports Co. PJSC,
Sr. Unsec’d. Notes, EMTN	2.500	05/06/31		200	156,865
DAE Funding LLC,
Gtd. Notes, EMTN	3.375	03/20/28		240	202,942
DP World Crescent Ltd.,
Sr. Unsec’d. Notes, EMTN	3.875	07/18/29		660	586,235
DP World Ltd.,
Sr. Unsec’d. Notes, EMTN	6.850	07/02/37		800	762,400
Galaxy Pipeline Assets Bidco Ltd.,
Sr. Sec’d. Notes	2.160	03/31/34		203	165,537
Sr. Sec’d. Notes, 144A	2.940	09/30/40		580	433,054

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

United Arab Emirates (cont’d.)

ICD Funding Ltd.,
Gtd. Notes	4.625%		05/21/24	200	$194,010
MDGH GMTN RSC Ltd.,
Gtd. Notes, EMTN	3.700		11/07/49	240	175,920

					3,189,038

Venezuela 0.0%

Petroleos de Venezuela SA,
Gtd. Notes	5.375		04/12/27(d)	205	4,100
Gtd. Notes	6.000		05/16/24(d)	45	1,013
Gtd. Notes	6.000		11/15/26(d)	65	1,235
Sr. Sec’d. Notes	8.500		10/27/20(d)	205	30,750

					37,098

Vietnam 0.1%

Mong Duong Finance Holdings BV,
Sr. Sec’d. Notes	5.125		05/07/29	250	173,250

TOTAL CORPORATE BONDS (cost $46,349,569)					35,914,065

SOVEREIGN BONDS 68.1%

Angola 2.0%

Angolan Government International Bond,
Sr. Unsec’d. Notes	8.250		05/09/28	1,380	1,155,750
Sr. Unsec’d. Notes	9.375		05/08/48	200	152,000
Sr. Unsec’d. Notes	9.500		11/12/25	905	880,112
Sr. Unsec’d. Notes, 144A	8.750		04/14/32	200	160,000
Sr. Unsec’d. Notes, EMTN	8.000		11/26/29	600	487,500

					2,835,362

Argentina 1.1%

Argentine Republic Government International Bond,
Sr. Unsec’d. Notes	0.500	(cc)	07/09/30	2,010	421,118
Sr. Unsec’d. Notes	1.000		07/09/29	254	51,963
Sr. Unsec’d. Notes	1.500	(cc)	07/09/35	1,052	208,266
Sr. Unsec’d. Notes	1.500	(cc)	07/09/46	335	67,586
Sr. Unsec’d. Notes	3.500	(cc)	07/09/41	597	141,832
Sr. Unsec’d. Notes	3.875	(cc)	01/09/38	1,790	460,233

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    23

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Argentina (cont’d.)

Provincia de Buenos Aires,
Sr. Unsec’d. Notes, 144A, MTN	5.250	%(cc)	09/01/37	478	$143,850

					1,494,848

Bahrain 2.2%

Bahrain Government International Bond,
Sr. Unsec’d. Notes	6.750		09/20/29	1,000	937,062
Sr. Unsec’d. Notes	7.000		10/12/28	950	908,616
Sr. Unsec’d. Notes	7.375		05/14/30	720	684,135
Sr. Unsec’d. Notes	7.500		09/20/47	400	318,450
Sr. Unsec’d. Notes, EMTN	4.250		01/25/28	200	174,288

					3,022,551

Bermuda 0.4%

Bermuda Government International Bond,
Sr. Unsec’d. Notes	2.375		08/20/30	670	525,448

Brazil 2.7%

Brazil Minas SPE via State of Minas Gerais,
Gov’t. Gtd. Notes	5.333		02/15/28	171	163,979
Brazilian Government International Bond,
Sr. Unsec’d. Notes	3.875		06/12/30	480	403,140
Sr. Unsec’d. Notes	4.500		05/30/29	550	492,181
Sr. Unsec’d. Notes	5.000		01/27/45	400	287,325
Sr. Unsec’d. Notes	5.625		01/07/41	745	598,002
Sr. Unsec’d. Notes	7.125		01/20/37	1,050	1,045,931
Sr. Unsec’d. Notes	8.250		01/20/34	773	834,260

					3,824,818

Cameroon 0.3%

Republic of Cameroon International Bond,
Sr. Unsec’d. Notes	9.500		11/19/25	400	385,575

Chile 0.8%

Chile Government International Bond,
Sr. Unsec’d. Notes	2.550		07/27/33	370	275,095
Sr. Unsec’d. Notes	2.750		01/31/27	930	834,675

					1,109,770

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Colombia 2.8%

Colombia Government International Bond,
Sr. Unsec’d. Notes	3.000%	01/30/30		1,268	$895,842
Sr. Unsec’d. Notes	3.875	04/25/27		600	499,612
Sr. Unsec’d. Notes	4.500	03/15/29		410	330,768
Sr. Unsec’d. Notes	5.625	02/26/44		710	459,015
Sr. Unsec’d. Notes	6.125	01/18/41		980	700,271
Sr. Unsec’d. Notes	7.375	09/18/37		915	769,915
Sr. Unsec’d. Notes	10.375	01/28/33		200	212,413

					3,867,836

Congo (Republic) 0.2%

Congolese International Bond,
Sr. Unsec’d. Notes	6.000	06/30/29		254	213,465

Costa Rica 0.7%

Costa Rica Government International Bond,
Sr. Unsec’d. Notes	4.375	04/30/25		1,000	960,500

Croatia 0.3%

Croatia Government International Bond,
Sr. Unsec’d. Notes	1.500	06/17/31	EUR	575	458,608

Dominican Republic 3.7%

Dominican Republic International Bond,
Sr. Unsec’d. Notes	4.500	01/30/30		1,088	868,564
Sr. Unsec’d. Notes	4.875	09/23/32		190	145,742
Sr. Unsec’d. Notes	5.500	01/27/25		100	97,613
Sr. Unsec’d. Notes	5.500	02/22/29		306	265,990
Sr. Unsec’d. Notes	5.875	01/30/60		150	100,500
Sr. Unsec’d. Notes	5.950	01/25/27		665	619,198
Sr. Unsec’d. Notes	6.000	07/19/28		150	136,481
Sr. Unsec’d. Notes	6.850	01/27/45		610	468,671
Sr. Unsec’d. Notes	6.875	01/29/26		500	489,781
Sr. Unsec’d. Notes	7.450	04/30/44		1,300	1,084,525
Sr. Unsec’d. Notes, 144A	4.875	09/23/32		150	115,059
Sr. Unsec’d. Notes, 144A	5.300	01/21/41		150	102,872
Sr. Unsec’d. Notes, 144A	5.500	02/22/29		400	347,700
Sr. Unsec’d. Notes, 144A	5.875	01/30/60		225	150,750
Sr. Unsec’d. Notes, 144A	6.000	07/19/28		170	154,679

					5,148,125

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    25

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Ecuador 1.2%

Ecuador Government International Bond,
Sr. Unsec’d. Notes	5.500	%(cc)	07/31/30		327	$173,033
Sr. Unsec’d. Notes, 144A	1.500	(cc)	07/31/40		1,111	360,285
Sr. Unsec’d. Notes, 144A	2.500	(cc)	07/31/35		1,405	510,493
Sr. Unsec’d. Notes, 144A	5.500	(cc)	07/31/30		1,119	592,901
Sr. Unsec’d. Notes, 144A	7.187	(s)	07/31/30		179	54,922

						1,691,634

Egypt 2.4%

Egypt Government International Bond,
Sr. Unsec’d. Notes	7.903		02/21/48		200	111,750
Sr. Unsec’d. Notes	8.875		05/29/50		400	237,000
Sr. Unsec’d. Notes, 144A	8.700		03/01/49		410	242,412
Sr. Unsec’d. Notes, 144A, MTN	4.750		04/16/26	EUR	100	74,489
Sr. Unsec’d. Notes, 144A, MTN	6.375		04/11/31	EUR	420	249,558
Sr. Unsec’d. Notes, 144A, MTN	8.500		01/31/47		255	150,131
Sr. Unsec’d. Notes, EMTN	3.875		02/16/26		230	173,363
Sr. Unsec’d. Notes, EMTN	4.750		04/11/25	EUR	400	330,075
Sr. Unsec’d. Notes, EMTN	4.750		04/16/26	EUR	800	595,915
Sr. Unsec’d. Notes, EMTN	5.625		04/16/30	EUR	500	296,475
Sr. Unsec’d. Notes, EMTN	6.375		04/11/31	EUR	200	118,837
Sr. Unsec’d. Notes, EMTN	7.600		03/01/29		300	214,500
Sr. Unsec’d. Notes, MTN	5.800		09/30/27		400	290,500
Sr. Unsec’d. Notes, MTN	7.500		01/31/27		200	160,750
Sr. Unsec’d. Notes, MTN	8.500		01/31/47		250	147,188

						3,392,943

El Salvador 0.4%

El Salvador Government International Bond,
Sr. Unsec’d. Notes	5.875		01/30/25		301	167,582
Sr. Unsec’d. Notes	6.375		01/18/27		235	91,180
Sr. Unsec’d. Notes	7.625		02/01/41		150	51,075
Sr. Unsec’d. Notes	7.650		06/15/35		57	20,299
Sr. Unsec’d. Notes	7.750		01/24/23		72	64,701
Sr. Unsec’d. Notes	8.250		04/10/32		425	167,822

						562,659

Gabon 0.8%

Gabon Government International Bond,
Sr. Unsec’d. Notes	6.625		02/06/31		200	139,537

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Gabon (cont’d.)

Gabon Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	6.950%	06/16/25		800	$718,000
Sr. Unsec’d. Notes	7.000	11/24/31		200	139,413
Sr. Unsec’d. Notes, 144A	6.625	02/06/31		215	150,003

					1,146,953

Ghana 0.6%

Ghana Government International Bond,
Bank Gtd. Notes	10.750	10/14/30		400	258,000
Sr. Unsec’d. Notes	6.375	02/11/27		250	75,000
Sr. Unsec’d. Notes	7.625	05/16/29		400	110,000
Sr. Unsec’d. Notes	7.750	04/07/29		400	115,180
Sr. Unsec’d. Notes(a)	7.875	03/26/27		550	165,000
Sr. Unsec’d. Notes	7.875	02/11/35		200	55,475
Sr. Unsec’d. Notes	8.125	01/18/26		200	72,725
Sr. Unsec’d. Notes, 144A	8.950	03/26/51		205	57,310

					908,690

Guatemala 0.7%

Guatemala Government Bond,
Sr. Unsec’d. Notes	4.875	02/13/28		600	550,800
Sr. Unsec’d. Notes	6.125	06/01/50		400	343,450
Sr. Unsec’d. Notes, 144A	4.650	10/07/41		200	146,537

					1,040,787

Honduras 0.1%

Honduras Government International Bond,
Sr. Unsec’d. Notes	6.250	01/19/27		240	188,370

Hungary 1.4%

Hungary Government International Bond,
Sr. Unsec’d. Notes	1.750	06/05/35	EUR	715	432,041
Sr. Unsec’d. Notes	7.625	03/29/41		210	209,186
Sr. Unsec’d. Notes, 144A	3.125	09/21/51		255	138,943
Sr. Unsec’d. Notes, 144A	5.250	06/16/29		1,220	1,118,817

					1,898,987

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    27

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

India 0.3%

Export-Import Bank of India,
Sr. Unsec’d. Notes	3.875%	02/01/28		200	$177,360
Sr. Unsec’d. Notes, 144A, MTN	3.250	01/15/30		200	162,712
Sr. Unsec’d. Notes, EMTN	2.250	01/13/31		200	146,132

					486,204

Indonesia 3.3%

Indonesia Government International Bond,
Sr. Unsec’d. Notes	1.100	03/12/33	EUR	440	284,788
Sr. Unsec’d. Notes	1.400	10/30/31	EUR	100	71,574
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	100	86,490
Sr. Unsec’d. Notes	3.550	03/31/32		200	171,022
Sr. Unsec’d. Notes	4.300	03/31/52		400	303,044
Sr. Unsec’d. Notes	4.650	09/20/32		590	544,340
Sr. Unsec’d. Notes	6.625	02/17/37		150	154,294
Sr. Unsec’d. Notes	7.750	01/17/38		490	540,623
Sr. Unsec’d. Notes	8.500	10/12/35		400	468,700
Sr. Unsec’d. Notes, 144A	6.625	02/17/37		110	113,149
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	100	91,895
Sr. Unsec’d. Notes, EMTN	4.625	04/15/43		200	167,022
Sr. Unsec’d. Notes, EMTN	4.750	07/18/47		230	190,656
Sr. Unsec’d. Notes, EMTN	5.125	01/15/45		200	175,022
Sr. Unsec’d. Notes, EMTN	5.250	01/17/42		400	361,075
Sr. Unsec’d. Notes, EMTN	6.750	01/15/44		100	103,011
Perusahaan Penerbit SBSN Indonesia III,
Sr. Unsec’d. Notes	4.700	06/06/32		600	561,066
Sr. Unsec’d. Notes, 144A	4.700	06/06/32		205	191,697

					4,579,468

Iraq 1.1%

Iraq International Bond,
Sr. Unsec’d. Notes	5.800	01/15/28		894	758,179
Sr. Unsec’d. Notes	6.752	03/09/23		800	784,900

					1,543,079

Israel 0.5%

Israel Government International Bond,
Sr. Unsec’d. Notes	4.500	04/03/2120		900	678,544

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Ivory Coast 1.0%

Ivory Coast Government International Bond,
Sr. Unsec’d. Notes	5.250%	03/22/30	EUR	630	$475,042
Sr. Unsec’d. Notes	5.750	12/31/32		94	82,774
Sr. Unsec’d. Notes	5.875	10/17/31	EUR	500	374,084
Sr. Unsec’d. Notes	6.375	03/03/28		400	362,075
Sr. Unsec’d. Notes	6.875	10/17/40	EUR	250	164,883

					1,458,858

Jamaica 0.9%

Jamaica Government International Bond,
Sr. Unsec’d. Notes	6.750	04/28/28		500	522,281
Sr. Unsec’d. Notes	7.625	07/09/25		225	231,300
Sr. Unsec’d. Notes	7.875	07/28/45		200	211,975
Sr. Unsec’d. Notes	8.000	03/15/39		100	110,081
Sr. Unsec’d. Notes	9.250	10/17/25		200	211,163

					1,286,800

Jordan 0.6%

Jordan Government International Bond,
Sr. Unsec’d. Notes	5.750	01/31/27		200	182,850
Sr. Unsec’d. Notes	5.850	07/07/30		200	165,500
Sr. Unsec’d. Notes	6.125	01/29/26		200	190,725
Sr. Unsec’d. Notes	7.375	10/10/47		200	149,250
Sr. Unsec’d. Notes, 144A	7.750	01/15/28		220	213,400

					901,725

Kazakhstan 0.3%

Kazakhstan Government International Bond,
Sr. Unsec’d. Notes, EMTN	6.500	07/21/45		400	352,450

Kenya 0.2%

Republic of Kenya Government International Bond,
Sr. Unsec’d. Notes	7.000	05/22/27		400	317,000

Lebanon 0.1%

Lebanon Government International Bond,
Sr. Unsec’d. Notes	6.000	01/27/23(d)		191	10,899
Sr. Unsec’d. Notes	6.650	04/22/24(d)		172	9,815
Sr. Unsec’d. Notes	6.750	11/29/27(d)		170	9,647
Sr. Unsec’d. Notes	6.850	03/23/27(d)		30	1,693

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    29

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Lebanon (cont’d.)

Lebanon Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	7.000%	04/22/31(d)		115	$6,562
Sr. Unsec’d. Notes, EMTN	6.100	10/04/22(d)		75	4,561
Sr. Unsec’d. Notes, EMTN	6.850	05/25/29(d)		335	19,011
Sr. Unsec’d. Notes, GMTN	6.250	05/27/22(d)		245	14,593
Sr. Unsec’d. Notes, GMTN	6.250	11/04/24(d)		320	18,260
Sr. Unsec’d. Notes, GMTN	6.375	03/09/20(d)		220	12,554
Sr. Unsec’d. Notes, GMTN	6.400	05/26/23(d)		250	14,850
Sr. Unsec’d. Notes, GMTN	6.650	02/26/30(d)		715	40,353
Sr. Unsec’d. Notes, GMTN	7.150	11/20/31(d)		415	23,979

					186,777

Malaysia 1.4%

1MDB Global Investments Ltd.,
Sr. Unsec’d. Notes	4.400	03/09/23		2,000	1,955,000

Mexico 2.1%

Mexico Government International Bond,
Sr. Unsec’d. Notes	3.250	04/16/30		270	226,766
Sr. Unsec’d. Notes	3.500	02/12/34		600	458,400
Sr. Unsec’d. Notes	3.750	01/11/28		320	293,120
Sr. Unsec’d. Notes	4.875	05/19/33		530	467,725
Sr. Unsec’d. Notes, GMTN	5.750	10/12/2110		358	272,483
Sr. Unsec’d. Notes, MTN	4.750	03/08/44		140	106,251
Sr. Unsec’d. Notes, MTN	6.050	01/11/40		988	909,454
Sr. Unsec’d. Notes, Series A, MTN	6.750	09/27/34		203	203,165

					2,937,364

Mongolia 0.3%

Mongolia Government International Bond,
Sr. Unsec’d. Notes, EMTN	8.750	03/09/24		400	372,325

Morocco 0.7%

Morocco Government International Bond,
Sr. Unsec’d. Notes	1.500	11/27/31	EUR	100	65,861
Sr. Unsec’d. Notes	2.000	09/30/30	EUR	500	357,252
Sr. Unsec’d. Notes	2.375	12/15/27		400	328,500
Sr. Unsec’d. Notes	4.000	12/15/50		200	117,788
Sr. Unsec’d. Notes, 144A	3.000	12/15/32		200	143,725

					1,013,126

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Mozambique 0.4%

Mozambique International Bond,
Unsec’d. Notes	5.000	%(cc)	09/15/31	600	$401,737
Unsec’d. Notes, 144A	5.000	(cc)	09/15/31	200	133,913

					535,650

Namibia 0.1%

Namibia International Bonds,
Sr. Unsec’d. Notes	5.250		10/29/25	200	180,000

Nigeria 1.6%

Nigeria Government International Bond,
Sr. Unsec’d. Notes	7.143		02/23/30	200	130,000
Sr. Unsec’d. Notes	7.625		11/21/25	500	430,000
Sr. Unsec’d. Notes	7.696		02/23/38	200	117,000
Sr. Unsec’d. Notes	7.875		02/16/32	400	256,000
Sr. Unsec’d. Notes	9.248		01/21/49	200	129,000
Sr. Unsec’d. Notes, 144A	7.696		02/23/38	200	117,000
Sr. Unsec’d. Notes, 144A, MTN	6.125		09/28/28	200	131,500
Sr. Unsec’d. Notes, 144A, MTN	7.375		09/28/33	200	120,500
Sr. Unsec’d. Notes, 144A, MTN	8.375		03/24/29	200	144,500
Sr. Unsec’d. Notes, EMTN	6.125		09/28/28	200	131,500
Sr. Unsec’d. Notes, EMTN	6.500		11/28/27	700	495,250

					2,202,250

Oman 3.4%

Oman Government International Bond,
Sr. Unsec’d. Notes	4.750		06/15/26	760	718,200
Sr. Unsec’d. Notes	5.375		03/08/27	780	742,950
Sr. Unsec’d. Notes	5.625		01/17/28	680	646,000
Sr. Unsec’d. Notes	6.250		01/25/31	200	190,500
Sr. Unsec’d. Notes	6.500		03/08/47	625	514,844
Sr. Unsec’d. Notes	6.750		10/28/27	600	600,862
Sr. Unsec’d. Notes	6.750		01/17/48	200	167,750
Sr. Unsec’d. Notes, 144A	6.750		01/17/48	200	167,750
Sr. Unsec’d. Notes, 144A, MTN	4.875		02/01/25	200	194,000
Sr. Unsec’d. Notes, EMTN	6.000		08/01/29	800	759,000

					4,701,856

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    31

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Pakistan 0.9%

Pakistan Government International Bond,
Sr. Unsec’d. Notes	6.875%	12/05/27	600	$186,066
Sr. Unsec’d. Notes	8.250	04/15/24	400	166,044
Sr. Unsec’d. Notes	8.250	09/30/25	770	261,885
Sr. Unsec’d. Notes, 144A, MTN	7.375	04/08/31	200	60,522
Sr. Unsec’d. Notes, EMTN	7.375	04/08/31	200	60,522
Third Pakistan International Sukuk Co. Ltd. (The),
Sr. Unsec’d. Notes	5.625	12/05/22	600	537,066

				1,272,105

Panama 1.5%

Panama Government International Bond,
Sr. Unsec’d. Notes	3.160	01/23/30	200	162,600
Sr. Unsec’d. Notes	3.298	01/19/33	200	152,600
Sr. Unsec’d. Notes	3.870	07/23/60	200	114,800
Sr. Unsec’d. Notes	4.300	04/29/53	375	242,766
Sr. Unsec’d. Notes	4.500	04/16/50	400	270,700
Sr. Unsec’d. Notes	4.500	04/01/56	200	131,287
Sr. Unsec’d. Notes	6.700	01/26/36	835	812,194
Sr. Unsec’d. Notes	9.375	04/01/29	165	189,750

				2,076,697

Papua New Guinea 0.1%

Papua New Guinea Government International Bond,
Sr. Unsec’d. Notes, 144A	8.375	10/04/28	200	153,475

Paraguay 0.5%

Paraguay Government International Bond,
Sr. Unsec’d. Notes	4.700	03/27/27	200	190,538
Sr. Unsec’d. Notes	4.950	04/28/31	200	182,475
Sr. Unsec’d. Notes	6.100	08/11/44	400	343,700

				716,713

Peru 2.2%

Peruvian Government International Bond,
Sr. Unsec’d. Notes	2.780	12/01/60	490	257,801
Sr. Unsec’d. Notes	2.783	01/23/31	940	740,720
Sr. Unsec’d. Notes	3.000	01/15/34	765	569,543
Sr. Unsec’d. Notes	3.230	07/28/2121	110	57,874
Sr. Unsec’d. Notes	3.600	01/15/72	70	41,055

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Peru (cont’d.)

Peruvian Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	4.125%	08/25/27		160	$150,080
Sr. Unsec’d. Notes	5.625	11/18/50		232	211,816
Sr. Unsec’d. Notes	6.550	03/14/37		225	224,198
Sr. Unsec’d. Notes	8.750	11/21/33		670	789,679

					3,042,766

Philippines 2.0%

Philippine Government International Bond,
Sr. Unsec’d. Notes	0.700	02/03/29	EUR	300	231,862
Sr. Unsec’d. Notes	1.750	04/28/41	EUR	165	94,097
Sr. Unsec’d. Notes	2.650	12/10/45		200	120,772
Sr. Unsec’d. Notes	2.950	05/05/45		200	128,522
Sr. Unsec’d. Notes	3.556	09/29/32		530	453,208
Sr. Unsec’d. Notes	3.700	03/01/41		880	655,697
Sr. Unsec’d. Notes	3.950	01/20/40		450	344,299
Sr. Unsec’d. Notes	5.609	04/13/33		200	199,522
Sr. Unsec’d. Notes	6.375	10/23/34		100	102,511
Sr. Unsec’d. Notes	7.750	01/14/31		420	472,546

					2,803,036

Qatar 3.1%

Qatar Government International Bond,
Sr. Unsec’d. Notes	4.000	03/14/29		1,350	1,282,257
Sr. Unsec’d. Notes	4.625	06/02/46		600	528,372
Sr. Unsec’d. Notes	4.817	03/14/49		200	178,042
Sr. Unsec’d. Notes	5.103	04/23/48		1,440	1,337,170
Sr. Unsec’d. Notes	6.400	01/20/40		100	108,888
Sr. Unsec’d. Notes, 144A	4.817	03/14/49		810	721,070
Sr. Unsec’d. Notes, 144A	5.103	04/23/48		200	185,718

					4,341,517

Romania 1.1%

Romanian Government International Bond,
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	440	297,260
Sr. Unsec’d. Notes, EMTN	4.125	03/11/39	EUR	410	266,737
Sr. Unsec’d. Notes, EMTN	4.625	04/03/49	EUR	230	148,070
Unsec’d. Notes, 144A, MTN	6.000	05/25/34		902	758,413

					1,470,480

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    33

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Russia 0.2%

Russian Foreign Bond - Eurobond,
Sr. Unsec’d. Notes	1.850%	11/20/32	EUR	300	$112,661
Sr. Unsec’d. Notes	5.100	03/28/35		400	168,000

					280,661

Saudi Arabia 2.6%

Saudi Government International Bond,
Sr. Unsec’d. Notes, 144A	5.250	01/16/50		400	353,796
Sr. Unsec’d. Notes, EMTN	2.250	02/02/33		200	153,580
Sr. Unsec’d. Notes, EMTN	4.500	10/26/46		2,050	1,628,089
Sr. Unsec’d. Notes, EMTN	4.625	10/04/47		1,270	1,019,645
Sr. Unsec’d. Notes, EMTN	5.000	04/17/49		600	508,613

					3,663,723

Senegal 0.4%

Senegal Government International Bond,
Sr. Unsec’d. Notes	4.750	03/13/28	EUR	500	402,712
Sr. Unsec’d. Notes	5.375	06/08/37	EUR	200	119,578
Sr. Unsec’d. Notes, 144A	5.375	06/08/37	EUR	150	89,684

					611,974

Serbia 1.1%

Serbia International Bond,
Sr. Unsec’d. Notes	1.500	06/26/29	EUR	800	553,568
Sr. Unsec’d. Notes, 144A	1.650	03/03/33	EUR	225	130,676
Sr. Unsec’d. Notes, 144A	2.125	12/01/30		230	158,312
Sr. Unsec’d. Notes, 144A	3.125	05/15/27	EUR	810	680,560

					1,523,116

South Africa 1.6%

Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes	4.300	10/12/28		200	170,350
Sr. Unsec’d. Notes	4.850	09/27/27		260	235,268
Sr. Unsec’d. Notes	4.850	09/30/29		600	508,237
Sr. Unsec’d. Notes	5.650	09/27/47		540	358,425
Sr. Unsec’d. Notes	5.750	09/30/49		400	265,000

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

South Africa (cont’d.)

Republic of South Africa Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	5.875%	04/20/32	600	$512,250
Sr. Unsec’d. Notes	7.300	04/20/52	250	194,375

				2,243,905

Sri Lanka 0.3%

Sri Lanka Government International Bond,
Sr. Unsec’d. Notes	5.750	04/18/23(d)	200	44,538
Sr. Unsec’d. Notes	6.200	05/11/27(d)	400	85,044
Sr. Unsec’d. Notes	6.350	06/28/24(d)	200	44,913
Sr. Unsec’d. Notes	6.850	11/03/25(d)	350	78,050
Sr. Unsec’d. Notes	7.850	03/14/29(d)	250	54,187
Sr. Unsec’d. Notes, 144A	6.750	04/18/28(d)	200	43,975
Sr. Unsec’d. Notes, 144A	6.850	03/14/24(d)	265	59,509

				410,216

Turkey 3.2%

Turkey Government International Bond,
Sr. Unsec’d. Notes	4.250	03/13/25	200	180,750
Sr. Unsec’d. Notes	4.250	04/14/26	400	339,500
Sr. Unsec’d. Notes	4.750	01/26/26	495	433,125
Sr. Unsec’d. Notes	4.875	10/09/26	580	492,275
Sr. Unsec’d. Notes	5.250	03/13/30	610	453,687
Sr. Unsec’d. Notes	5.750	03/22/24	200	196,250
Sr. Unsec’d. Notes	5.950	01/15/31	200	152,750
Sr. Unsec’d. Notes	6.000	03/25/27	380	330,125
Sr. Unsec’d. Notes	6.000	01/14/41	200	128,500
Sr. Unsec’d. Notes	6.125	10/24/28	420	349,125
Sr. Unsec’d. Notes	6.350	08/10/24	400	390,325
Sr. Unsec’d. Notes	6.375	10/14/25	200	185,250
Sr. Unsec’d. Notes	6.500	09/20/33	200	150,000
Sr. Unsec’d. Notes	6.875	03/17/36	104	78,000
Sr. Unsec’d. Notes	7.375	02/05/25	165	161,494
Sr. Unsec’d. Notes	7.625	04/26/29	280	246,750
Turkiye Ihracat Kredi Bankasi A/S,
Sr. Unsec’d. Notes	8.250	01/24/24	200	195,500

				4,463,406

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    35

Schedule of Investments   (continued)

as of October 31, 2022

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Ukraine 0.7%

Ukraine Government International Bond,
Sr. Unsec’d. Notes	4.375%	01/27/32(d)	EUR	410	$60,777
Sr. Unsec’d. Notes	6.750	06/20/28(d)	EUR	580	93,967
Sr. Unsec’d. Notes	7.375	09/25/34(d)		200	29,975
Sr. Unsec’d. Notes	7.750	09/01/25(d)		300	62,869
Sr. Unsec’d. Notes	7.750	09/01/26(d)		1,180	194,552
Sr. Unsec’d. Notes	7.750	09/01/27(d)		640	106,320
Sr. Unsec’d. Notes	7.750	09/01/28(d)		600	106,500
Sr. Unsec’d. Notes	7.750	09/01/29(d)		520	90,935
Sr. Unsec’d. Notes	8.994	02/01/26(d)		200	36,725
Sr. Unsec’d. Notes	9.750	11/01/30(d)		965	176,897
Sr. Unsec’d. Notes, 144A	4.375	01/27/32(d)	EUR	100	14,824
Ukreximbank Via Biz Finance PLC,
Sr. Unsec’d. Notes	9.750	01/22/25		63	18,605

					992,946

United Arab Emirates 1.4%

Abu Dhabi Government International Bond,
Sr. Unsec’d. Notes	3.125	09/30/49		600	401,175
Sr. Unsec’d. Notes, 144A	3.125	09/30/49		500	334,312
Sr. Unsec’d. Notes, 144A, MTN	3.875	04/16/50		200	154,225
Emirate of Dubai Government International Bonds,
Sr. Unsec’d. Notes, EMTN	5.250	01/30/43		1,000	832,687
Finance Department Government of Sharjah,
Sr. Unsec’d. Notes, 144A, MTN	4.000	07/28/50		200	114,913
Sr. Unsec’d. Notes, MTN	4.000	07/28/50		200	114,913

					1,952,225

Uruguay 1.7%

Uruguay Government International Bond,
Sr. Unsec’d. Notes	4.125	11/20/45		120	100,973
Sr. Unsec’d. Notes	4.975	04/20/55		580	504,165
Sr. Unsec’d. Notes	5.100	06/18/50		520	465,335
Sr. Unsec’d. Notes	5.750	10/28/34		150	152,250
Sr. Unsec’d. Notes	7.625	03/21/36		510	600,461
Sr. Unsec’d. Notes	7.875	01/15/33		435	512,212

					2,335,396

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Venezuela 0.0%

Venezuela Government International Bond,
Sr. Unsec’d. Notes	12.750%	08/23/22(d)	180	$13,050

Zambia 0.4%

Zambia Government International Bond,
Sr. Unsec’d. Notes	8.500	04/14/24(d)	600	231,000
Sr. Unsec’d. Notes	8.970	07/30/27(d)	600	222,000
Unsec’d. Notes	5.375	09/20/22(d)	400	133,325

				586,325

TOTAL SOVEREIGN BONDS
(cost $131,352,936)				95,320,137

U.S. TREASURY OBLIGATION 0.2%
U.S. Treasury Notes
(cost $265,390)	4.250	09/30/24	265	263,664

TOTAL LONG-TERM INVESTMENTS
(cost $177,967,895)				131,497,866

			Shares

SHORT-TERM INVESTMENTS 4.1%

AFFILIATED MUTUAL FUND 1.2%
PGIM Institutional Money Market Fund (cost $1,747,755; includes $1,743,546 of cash collateral for securities on loan)(b)(wa)			1,749,206	1,747,632

UNAFFILIATED FUND 2.8%
Dreyfus Government Cash Management (Institutional Shares)
(cost $3,860,539)			3,860,539	3,860,539

OPTIONS PURCHASED*~ 0.1%
(cost $75,058)				156,980

TOTAL SHORT-TERM INVESTMENTS
(cost $5,683,352)				5,765,151

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    37

Schedule of Investments   (continued)

as of October 31, 2022

Description	Value

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 98.0%
(cost $183,651,247)	$137,263,017

OPTIONS WRITTEN*~ (0.2)%
(premiums received $290,833)	(343,587)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 97.8% (cost $183,360,414)	136,919,430
Other assets in excess of liabilities(z) 2.2%	3,055,156

NET ASSETS 100.0%	$139,974,586

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

KRW—South Korean Won

MXN—Mexican Peso

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BARC—Barclays Bank PLC

BNP—BNP Paribas S.A.

BOA—Bank of America, N.A.

BROIS—Brazil Overnight Index Swap

CDX—Credit Derivative Index

CITI—Citibank, N.A.

CLOIS—Sinacofi Chile Interbank Rate Average

COOIS—Colombia Overnight Interbank Reference Rate

DB—Deutsche Bank AG

EMTN—Euro Medium Term Note

GMTN—Global Medium Term Note

See Notes to Financial Statements.

38

GSI—Goldman Sachs International

HSBC—HSBC Bank PLC

JIBAR—Johannesburg Interbank Agreed Rate

JPM—JPMorgan Chase Bank N.A.

JPS—J.P. Morgan Securities LLC

KLIBOR—Kuala Lumpur Interbank Offered Rate

KWCDC—Korean Won Certificate of Deposit

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MSI—Morgan Stanley & Co International PLC

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

PRIBOR—Prague Interbank Offered Rate

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

SCB—Standard Chartered Bank

SOFR—Secured Overnight Financing Rate

T—Swap payment upon termination

TD—The Toronto-Dominion Bank

THOR—Thai Overnight Repurchase Rate

UAG—UBS AG

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,588,847; cash collateral of $1,743,546 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    39

Schedule of Investments   (continued)

as of October 31, 2022

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Currency Option USD vs CNH	Call	CITI	11/11/22	7.15	—	3,276	$84,665
Currency Option USD vs CNH	Call	MSI	11/11/22	7.80	—	3,276	411
Currency Option USD vs INR	Call	JPM	01/05/23	81.50	—	2,061	54,212
Currency Option USD vs CNH	Put	CITI	11/11/22	6.50	—	1,638	—
Currency Option USD vs CNH	Put	MSI	11/11/22	6.90	—	1,638	62
Currency Option USD vs CNH	Put	CITI	11/28/22	6.55	—	1,375	14
Currency Option USD vs CNH	Put	MSI	12/08/22	6.00	—	761	1
Currency Option USD vs MXN	Put	MSI	12/05/22	17.00	—	2,080	9

Total OTC Traded (cost $33,988)							$139,374

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.EM.38.V1, 12/20/27	Call	MSI	12/21/22	0.96%	1.00%(Q)	CDX.EM.38.V1(Q)	3,700	$1,495
CDX.EM.38.V1, 12/20/27	Put	MSI	12/21/22	0.90%	CDX.EM.38.V1(Q)	1.00%(Q)	3,700	16,111

Total OTC Swaptions (cost $41,070)								$17,606

Total Options Purchased (cost $75,058)								$156,980

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value

Currency Option USD vs CNH	Call	MSI	11/11/22	7.15	—	3,276	$(84,665)
Currency Option USD vs CNH	Call	MSI	11/11/22	7.35	—	3,276	(23,015)
Currency Option USD vs INR	Call	JPM	01/05/23	83.50	—	2,061	(23,917)
Currency Option USD vs CNH	Put	CITI	11/11/22	6.90	—	1,638	(62)
Currency Option USD vs CNH	Put	CITI	11/28/22	7.05	—	1,375	(1,697)
Currency Option USD vs MXN	Put	MSI	12/05/22	21.75	—	2,080	(191,970)

Total OTC Traded (premiums received $263,084)							$(325,326)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.EM.38.V1, 12/20/27	Call	MSI	12/21/22	0.93%	CDX.EM.38.V1(Q)	1.00%(Q)	3,700	$(11,771)

See Notes to Financial Statements.

40

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.EM.38.V1, 12/20/27	Put	MSI	12/21/22	0.87%	1.00%(Q)	CDX.EM.38.V1(Q)	3,700	$(6,490)

Total OTC Swaptions (premiums received $27,749)								$(18,261)

Total Options Written (premiums received $290,833)								$(343,587)

Futures contracts outstanding at October 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
42	2 Year U.S. Treasury Notes	Dec. 2022	$8,584,078	$(82,738)
40	5 Year U.S. Treasury Notes	Dec. 2022	4,263,750	(63,941)
10	10 Year U.S. Ultra Treasury Notes	Dec. 2022	1,159,844	(12,201)
29	30 Year U.S. Ultra Treasury Bonds	Dec. 2022	3,702,031	(524,617)

				(683,497)

Short Positions:
21	5 Year Euro-Bobl	Dec. 2022	2,483,541	65,168
32	10 Year Euro-Bund	Dec. 2022	4,378,027	222,445
12	10 Year U.S. Treasury Notes	Dec. 2022	1,327,125	6,057
13	20 Year U.S. Treasury Bonds	Dec. 2022	1,566,500	59,513
6	Euro Schatz Index	Dec. 2022	634,071	6,900

				360,083

				$(323,414)

Forward foreign currency exchange contracts outstanding at October 31, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/19/23	BNP	AUD	265	$170,000	$169,956	$—	$(44)
Expiring 01/19/23	JPM	AUD	266	170,000	170,801	801	—
Expiring 01/19/23	MSI	AUD	549	346,946	352,132	5,186	—
Brazilian Real,
Expiring 11/03/22	CITI	BRL	912	172,000	176,467	4,467	—
Expiring 11/03/22	GSI	BRL	1,561	294,000	302,065	8,065	—
Expiring 11/03/22	GSI	BRL	804	154,157	155,442	1,285	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    41

Schedule of Investments   (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 12/02/22	CITI	BRL	2,904	$538,910	$558,084	$19,174	$—
Chilean Peso,
Expiring 12/21/22	BARC	CLP	215,646	221,178	226,558	5,380	—
Expiring 12/21/22	BARC	CLP	158,288	160,822	166,298	5,476	—
Chinese Renminbi,
Expiring 11/23/22	BOA	CNH	6,938	1,005,000	947,001	—	(57,999)
Expiring 11/23/22	BOA	CNH	6,592	956,000	899,713	—	(56,287)
Expiring 11/23/22	BOA	CNH	4,877	667,000	665,650	—	(1,350)
Expiring 11/23/22	CITI	CNH	5,163	713,000	704,696	—	(8,304)
Expiring 11/23/22	GSI	CNH	5,425	758,000	740,421	—	(17,579)
Expiring 11/23/22	GSI	CNH	4,719	669,000	644,137	—	(24,863)
Expiring 11/23/22	HSBC	CNH	7,620	1,069,000	1,039,984	—	(29,016)
Expiring 11/23/22	HSBC	CNH	5,305	769,000	724,091	—	(44,909)
Expiring 11/23/22	JPM	CNH	6,908	992,000	942,865	—	(49,135)
Expiring 11/23/22	JPM	CNH	6,657	956,000	908,628	—	(47,372)
Expiring 11/23/22	JPM	CNH	6,476	930,000	883,914	—	(46,086)
Expiring 11/23/22	JPM	CNH	679	97,600	92,640	—	(4,960)
Colombian Peso,
Expiring 12/21/22	BARC	COP	901,781	198,159	180,964	—	(17,195)
Expiring 12/21/22	CITI	COP	1,743,401	359,000	349,856	—	(9,144)
Expiring 12/21/22	MSI	COP	1,589,699	323,000	319,013	—	(3,987)
Expiring 12/21/22	UAG	COP	3,174,849	651,000	637,112	—	(13,888)
Euro,
Expiring 01/19/23	HSBC	EUR	172	168,885	171,080	2,195	—
Expiring 01/19/23	MSI	EUR	447	447,805	444,842	—	(2,963)
Expiring 01/19/23	MSI	EUR	311	314,841	309,728	—	(5,113)
Expiring 01/19/23	MSI	EUR	76	75,448	75,690	242	—
Expiring 01/19/23	TD	EUR	192	190,645	191,363	718	—
Hungarian Forint,
Expiring 12/21/22	MSI	HUF	408,500	942,330	971,488	29,158	—
Expiring 01/19/23	BARC	HUF	108,995	251,280	256,967	5,687	—
Expiring 01/19/23	GSI	HUF	125,642	292,000	296,214	4,214	—
Expiring 01/19/23	MSI	HUF	728,831	1,659,424	1,718,297	58,873	—
Expiring 01/19/23	MSI	HUF	583,923	1,278,570	1,376,661	98,091	—
Indian Rupee,
Expiring 12/21/22	MSI	INR	63,206	768,000	758,836	—	(9,164)
Expiring 12/21/22	TD	INR	142,041	1,778,962	1,705,303	—	(73,659)
Indonesian Rupiah,
Expiring 12/21/22	BOA	IDR	8,983,428	589,000	573,913	—	(15,087)
Expiring 12/21/22	HSBC	IDR	16,091,328	1,056,000	1,028,007	—	(27,993)
Expiring 12/21/22	HSBC	IDR	10,809,333	711,000	690,563	—	(20,437)
Expiring 12/21/22	JPM	IDR	10,755,017	694,208	687,093	—	(7,115)

See Notes to Financial Statements.

42

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 12/21/22	SCB	IDR	13,203,247	$858,000	$843,500	$—	$(14,500)
Expiring 12/21/22	SCB	IDR	8,803,595	577,000	562,425	—	(14,575)
Israeli Shekel,
Expiring 12/21/22	BARC	ILS	2,906	833,000	825,955	—	(7,045)
Expiring 12/21/22	BOA	ILS	1,155	327,000	328,287	1,287	—
Expiring 12/21/22	CITI	ILS	1,301	371,435	369,771	—	(1,664)
Mexican Peso,
Expiring 12/21/22	HSBC	MXN	6,256	305,291	312,851	7,560	—
New Taiwanese Dollar,
Expiring 12/21/22	BARC	TWD	6,278	201,000	194,776	—	(6,224)
Expiring 12/21/22	BOA	TWD	31,114	985,000	965,299	—	(19,701)
Expiring 12/21/22	JPM	TWD	36,474	1,151,000	1,131,593	—	(19,407)
Expiring 12/21/22	MSI	TWD	27,600	882,000	856,279	—	(25,721)
Peruvian Nuevo Sol,
Expiring 12/21/22	BARC	PEN	1,105	277,400	275,839	—	(1,561)
Expiring 12/21/22	BARC	PEN	411	102,600	102,498	—	(102)
Expiring 12/21/22	BNP	PEN	2,294	582,922	572,395	—	(10,527)
Philippine Peso,
Expiring 12/21/22	CITI	PHP	43,735	735,000	749,675	14,675	—
Polish Zloty,
Expiring 01/19/23	HSBC	PLN	890	174,850	183,734	8,884	—
Expiring 01/19/23	JPM	PLN	3,004	598,000	619,793	21,793	—
Expiring 01/19/23	JPM	PLN	1,985	391,000	409,696	18,696	—
Expiring 01/19/23	MSI	PLN	2,032	400,000	419,269	19,269	—
Singapore Dollar,
Expiring 12/21/22	BNP	SGD	108	76,821	76,368	—	(453)
Expiring 12/21/22	JPM	SGD	1,239	863,000	875,354	12,354	—
South African Rand,
Expiring 12/21/22	BOA	ZAR	6,396	360,000	346,798	—	(13,202)
Expiring 12/21/22	GSI	ZAR	6,254	341,000	339,135	—	(1,865)
Expiring 12/21/22	JPM	ZAR	7,771	441,000	421,399	—	(19,601)
Expiring 12/21/22	JPM	ZAR	5,892	318,000	319,510	1,510	—
Expiring 12/21/22	JPM	ZAR	3,516	193,000	190,652	—	(2,348)
Expiring 12/21/22	MSI	ZAR	7,720	424,000	418,603	—	(5,397)
Expiring 12/21/22	MSI	ZAR	7,153	393,000	387,888	—	(5,112)
Expiring 12/21/22	MSI	ZAR	6,778	377,000	367,505	—	(9,495)
Expiring 12/21/22	MSI	ZAR	6,266	351,000	339,768	—	(11,232)
South Korean Won,
Expiring 12/21/22	BOA	KRW	1,225,186	882,000	859,263	—	(22,737)
Expiring 12/21/22	CITI	KRW	487,398	341,000	341,828	828	—
Expiring 12/21/22	JPM	KRW	1,207,832	876,000	847,092	—	(28,908)
Expiring 12/21/22	JPM	KRW	1,015,712	718,000	712,352	—	(5,648)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    43

Schedule of Investments   (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 12/21/22	JPM	KRW	954,960	$697,000	$669,745	$—	$(27,255)
Thai Baht,
Expiring 12/21/22	BOA	THB	6,418	170,000	169,420	—	(580)
Expiring 12/21/22	GSI	THB	33,916	895,000	895,299	299	—
Expiring 12/21/22	GSI	THB	32,957	871,000	869,981	—	(1,019)
Expiring 12/21/22	HSBC	THB	39,139	1,071,000	1,033,163	—	(37,837)
Expiring 12/21/22	JPM	THB	22,885	616,000	604,113	—	(11,887)
Expiring 12/21/22	JPM	THB	6,402	170,000	169,006	—	(994)
Expiring 12/21/22	MSI	THB	31,841	864,000	840,535	—	(23,465)
Expiring 12/21/22	SCB	THB	22,835	611,000	602,791	—	(8,209)

				$47,231,489	$46,635,736	356,167	(951,920)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 11/03/22	CITI	BRL	2,904	$542,333	$561,711	$—	$(19,378)
Expiring 11/03/22	CITI	BRL	374	72,425	72,263	162	—
British Pound,
Expiring 01/19/23	DB	GBP	102	113,861	117,650	—	(3,789)
Chilean Peso,
Expiring 12/21/22	BNP	CLP	348,483	367,000	366,117	883	—
Expiring 12/21/22	BNP	CLP	183,961	194,000	193,269	731	—
Expiring 12/21/22	MSI	CLP	304,534	332,000	319,944	12,056	—
Expiring 12/21/22	MSI	CLP	289,257	296,000	303,894	—	(7,894)
Expiring 12/21/22	TD	CLP	346,287	382,000	363,810	18,190	—
Expiring 12/21/22	UAG	CLP	305,555	309,000	321,017	—	(12,017)
Expiring 12/21/22	UAG	CLP	175,992	194,053	184,898	9,155	—
Chinese Renminbi,
Expiring 11/23/22	CITI	CNH	5,687	832,000	776,160	55,840	—
Expiring 11/23/22	GSI	CNH	64,571	9,511,163	8,813,108	698,055	—
Expiring 11/23/22	GSI	CNH	5,613	774,000	766,095	7,905	—
Expiring 11/23/22	GSI	CNH	5,408	750,000	738,148	11,852	—
Expiring 11/23/22	JPM	CNH	5,396	752,000	736,497	15,503	—
Expiring 11/23/22	JPM	CNH	5,240	722,000	715,204	6,796	—
Expiring 11/23/22	JPM	CNH	4,356	605,000	594,514	10,486	—
Expiring 11/23/22	JPM	CNH	4,191	583,000	572,067	10,933	—
Expiring 11/23/22	SCB	CNH	4,484	634,000	612,046	21,954	—
Expiring 11/23/22	UAG	CNH	4,339	602,000	592,240	9,760	—

See Notes to Financial Statements.

44

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso,
Expiring 12/21/22	BARC	COP	1,229,942	$262,998	$246,818	$16,180	$—
Expiring 12/21/22	BARC	COP	548,225	117,002	110,015	6,987	—
Czech Koruna,
Expiring 01/19/23	BARC	CZK	19,145	752,000	769,280	—	(17,280)
Expiring 01/19/23	BOA	CZK	41,231	1,619,801	1,656,728	—	(36,927)
Expiring 01/19/23	GSI	CZK	53,122	2,088,314	2,134,521	—	(46,207)
Expiring 01/19/23	HSBC	CZK	49,696	1,951,590	1,996,860	—	(45,270)
Euro,
Expiring 01/19/23	BNP	EUR	2,832	2,781,536	2,817,828	—	(36,292)
Expiring 01/19/23	SCB	EUR	5,582	5,939,690	5,553,698	385,992	—
Expiring 01/19/23	SCB	EUR	1,936	1,884,218	1,925,991	—	(41,773)
Hungarian Forint,
Expiring 12/21/22	MSI	HUF	183,356	435,349	436,054	—	(705)
Expiring 12/21/22	MSI	HUF	128,512	310,079	305,626	4,453	—
Indian Rupee,
Expiring 12/21/22	BOA	INR	51,325	618,000	616,191	1,809	—
Expiring 12/21/22	HSBC	INR	14,265	172,000	171,259	741	—
Expiring 12/21/22	JPM	INR	64,905	809,000	779,232	29,768	—
Expiring 12/21/22	JPM	INR	53,632	643,236	643,888	—	(652)
Expiring 12/21/22	MSI	INR	35,239	424,000	423,066	934	—
Expiring 12/21/22	SCB	INR	15,067	181,000	180,894	106	—
Indonesian Rupiah,
Expiring 12/21/22	MSI	IDR	12,453,318	799,000	795,590	3,410	—
Expiring 12/21/22	SCB	IDR	4,383,780	292,564	280,061	12,503	—
Israeli Shekel,
Expiring 12/21/22	BARC	ILS	2,638	768,000	749,824	18,176	—
Expiring 12/21/22	BARC	ILS	2,007	572,000	570,505	1,495	—
Expiring 12/21/22	BOA	ILS	1,951	547,000	554,446	—	(7,446)
Expiring 12/21/22	CITI	ILS	2,275	646,000	646,651	—	(651)
Expiring 12/21/22	CITI	ILS	1,940	547,000	551,344	—	(4,344)
Expiring 12/21/22	CITI	ILS	1,285	377,305	365,266	12,039	—
Expiring 12/21/22	CITI	ILS	1,154	337,695	328,101	9,594	—
Expiring 12/21/22	CITI	ILS	976	286,230	277,341	8,889	—
Mexican Peso,
Expiring 12/21/22	BOA	MXN	15,920	780,000	796,121	—	(16,121)
Expiring 12/21/22	JPM	MXN	14,063	684,000	703,266	—	(19,266)
Expiring 12/21/22	JPM	MXN	9,605	470,000	480,350	—	(10,350)
New Taiwanese Dollar,
Expiring 12/21/22	JPM	TWD	111,216	3,628,578	3,450,464	178,114	—
Peruvian Nuevo Sol,
Expiring 12/21/22	BARC	PEN	1,794	457,524	447,731	9,793	—
Expiring 12/21/22	BARC	PEN	996	252,434	248,635	3,799	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    45

Schedule of Investments   (continued)

as of October 31, 2022

Forward foreign currency exchange contracts outstanding at October 31, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Peruvian Nuevo Sol (cont’d.),
Expiring 12/21/22	CITI	PEN	1,107	$276,000	$276,311	$—	$(311)
Philippine Peso,
Expiring 12/21/22	HSBC	PHP	31,965	556,259	547,933	8,326	—
Expiring 12/21/22	MSI	PHP	11,509	193,000	197,283	—	(4,283)
Expiring 12/21/22	SCB	PHP	50,432	869,000	864,483	4,517	—
Singapore Dollar,
Expiring 12/21/22	DB	SGD	1,242	883,000	877,827	5,173	—
Expiring 12/21/22	GSI	SGD	1,366	954,000	965,102	—	(11,102)
Expiring 12/21/22	SCB	SGD	1,302	922,000	920,351	1,649	—
South African Rand,
Expiring 12/21/22	MSI	ZAR	880	50,372	47,708	2,664	—
South Korean Won,
Expiring 12/21/22	GSI	KRW	1,065,982	746,000	747,608	—	(1,608)
Expiring 12/21/22	JPM	KRW	2,789,803	2,021,582	1,956,581	65,001	—
Expiring 12/21/22	JPM	KRW	283,085	205,000	198,536	6,464	—
Thai Baht,
Expiring 12/21/22	GSI	THB	35,131	970,000	927,371	42,629	—
Expiring 12/21/22	GSI	THB	23,945	661,000	632,099	28,901	—
Expiring 12/21/22	HSBC	THB	31,073	851,000	820,239	30,761	—
Expiring 12/21/22	JPM	THB	198,038	5,435,515	5,227,701	207,814	—
Turkish Lira,
Expiring 12/21/22	GSI	TRY	4,400	223,939	227,075	—	(3,136)

				$66,820,645	$65,168,505	1,998,942	(346,802)

						$2,355,109	$(1,298,722)

Cross currency exchange contracts outstanding at October 31, 2022:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
01/19/23	Buy	AUD	269	EUR	173	$97	$—	JPM
01/19/23	Buy	CZK	17,267	EUR	697	128	—	GSI
01/19/23	Buy	HUF	127,102	EUR	300	873	—	BOA
01/19/23	Buy	HUF	163,350	EUR	384	3,054	—	MSI
01/19/23	Buy	PLN	1,630	EUR	338	—	(349)	BOA
01/19/23	Buy	PLN	2,944	EUR	605	5,877	—	BOA

						$10,029	$(349)

See Notes to Financial Statements.

46

Credit default swap agreements outstanding at October 31, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.EM.38.V1	12/20/27	1.000%(Q)	1,015	$82,542	$82,927	$385

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i)pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii)pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    47

Schedule of Investments   (continued)

as of October 31, 2022

Interest rate swap agreements outstanding at October 31, 2022:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
BRL	12,472	01/02/24	12.900%(T)	1 Day BROIS(1)(T)/0.051%	$—	$1,075	$1,075
BRL	6,044	01/02/25	11.535%(T)	1 Day BROIS(1)(T)/0.051%	—	3,546	3,546
BRL	6,928	01/02/25	11.673%(T)	1 Day BROIS(2)(T)/0.051%	—	930	930
BRL	13,002	01/02/25	11.835%(T)	1 Day BROIS(2)(T)/0.051%	2,049	330	(1,719)
BRL	2,267	01/02/26	11.350%(T)	1 Day BROIS(2)(T)/0.051%	—	(1,075)	(1,075)
BRL	3,380	01/02/26	11.400%(T)	1 Day BROIS(2)(T)/0.051%	—	(1,228)	(1,228)
BRL	3,935	01/04/27	11.360%(T)	1 Day BROIS(2)(T)/0.051%	—	(3,783)	(3,783)
BRL	1,713	01/04/27	11.546%(T)	1 Day BROIS(2)(T)/0.051%	—	2,251	2,251
CLP	606,630	12/21/32	6.742%(S)	1 Day CLOIS(1)(S)/11.25%	—	(23,710)	(23,710)
COP	4,786,080	12/21/27	11.508%(Q)	1 Day COOIS(1)(Q)/10.285%	—	(18,836)	(18,836)
CZK	10,710	12/21/32	5.430%(A)	6 Month PRIBOR(1)(S)/7.390%	—	3,201	3,201
KRW	700,000	12/21/27	4.197%(Q)	3 Month KWCDC(1)(Q)/3.960%	—	(1,990)	(1,990)
MXN	21,400	12/15/27	9.060%(M)	28 Day Mexican Interbank Rate(2)(M)/9.596%	—	(8,551)	(8,551)
MXN	7,435	12/15/27	9.348%(M)	28 Day Mexican Interbank Rate(2)(M)/9.596%	(37)	1,258	1,295

See Notes to Financial Statements.

48

Interest rate swap agreements outstanding at October 31, 2022 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
PLN	1,204	06/15/27	4.970%(A)	6 Month WIBOR(2)(S)/7.720%	$(17,527)	$(25,848)	$(8,321)
PLN	2,826	09/21/27	5.487%(A)	6 Month WIBOR(1)(S)/7.720%	—	47,190	47,190
PLN	8,023	09/21/27	6.547%(A)	6 Month WIBOR(1)(S)/7.720%	1,194	64,453	63,259
PLN	2,407	10/06/27	6.826%(A)	6 Month WIBOR(2)(S)/7.720%	—	(14,031)	(14,031)
PLN	2,547	10/25/27	7.900%(A)	6 Month WIBOR(2)(S)/7.720%	—	7,214	7,214
THB	34,632	12/21/27	3.050%(Q)	1 Day THOR(1)(Q)/0.984%	—	(9,242)	(9,242)
THB	8,000	12/21/27	3.114%(Q)	1 Day THOR(1)(Q)/0.984%	—	(2,784)	(2,784)
ZAR	8,755	09/21/27	7.490%(Q)	3 Month JIBAR(1)(Q)/6.517%	21,263	18,112	(3,151)
ZAR	26,104	09/21/27	7.995%(Q)	3 Month JIBAR(2)(Q)/6.517%	(4,913)	(24,203)	(19,290)
ZAR	1,188	12/21/27	8.860%(Q)	3 Month JIBAR(2)(Q)/6.517%	713	617	(96)

					$2,742	$14,896	$12,154

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Interest Rate Swap Agreements:
MYR	1,840	10/17/27	4.240%(Q)	3 Month KLIBOR(2)(Q)/3.160%	$1,123	$(12)	$1,135	MSI
MYR	3,200	12/21/27	4.370%(Q)	3 Month KLIBOR(2)(Q)/3.160%	4,161	—	4,161	BOA

					$5,284	$(12)	$5,296

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    49

Schedule of Investments   (continued)

as of October 31, 2022

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$(12)	$5,296	$—
Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
JPS	$1,364,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Corporate Bonds
Azerbaijan	$—	$829,530	$—
Bahrain	—	592,175	—
Brazil	—	1,546,273	—
Chile	—	1,437,915	—
China	—	1,469,399	—
Colombia	—	596,757	—
Costa Rica	—	174,912	—
Ghana	—	170,500	—
Guatemala	—	507,025	—
India	—	2,394,037	—
Indonesia	—	3,306,056	—
Israel	—	962,539	—
Jamaica	—	142,772	—
Kazakhstan	—	1,751,936	—
Kuwait	—	384,825	—
Malaysia	—	1,762,196	—

See Notes to Financial Statements.

50

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Corporate Bonds (continued)
Mexico	$—	$6,871,528	$—
Mongolia	—	174,000	—
Panama	—	275,262	—
Peru	—	1,623,051	—
Philippines	—	131,162	—
Qatar	—	698,400	—
Saudi Arabia	—	897,957	—
South Africa	—	3,087,653	—
Thailand	—	97,126	—
Trinidad & Tobago	—	208,000	—
Turkey	—	331,833	—
Ukraine	—	89,860	—
United Arab Emirates	—	3,189,038	—
Venezuela	—	37,098	—
Vietnam	—	173,250	—
Sovereign Bonds
Angola	—	2,835,362	—
Argentina	—	1,494,848	—
Bahrain	—	3,022,551	—
Bermuda	—	525,448	—
Brazil	—	3,824,818	—
Cameroon	—	385,575	—
Chile	—	1,109,770	—
Colombia	—	3,867,836	—
Congo (Republic)	—	213,465	—
Costa Rica	—	960,500	—
Croatia	—	458,608	—
Dominican Republic	—	5,148,125	—
Ecuador	—	1,691,634	—
Egypt	—	3,392,943	—
El Salvador	—	562,659	—
Gabon	—	1,146,953	—
Ghana	—	908,690	—
Guatemala	—	1,040,787	—
Honduras	—	188,370	—
Hungary	—	1,898,987	—
India	—	486,204	—
Indonesia	—	4,579,468	—
Iraq	—	1,543,079	—
Israel	—	678,544	—
Ivory Coast	—	1,458,858	—
Jamaica	—	1,286,800	—
Jordan	—	901,725	—
Kazakhstan	—	352,450	—
Kenya	—	317,000	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    51

Schedule of Investments   (continued)

as of October 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Sovereign Bonds (continued)
Lebanon	$—	$186,777	$—
Malaysia	—	1,955,000	—
Mexico	—	2,937,364	—
Mongolia	—	372,325	—
Morocco	—	1,013,126	—
Mozambique	—	535,650	—
Namibia	—	180,000	—
Nigeria	—	2,202,250	—
Oman.	—	4,701,856	—
Pakistan	—	1,272,105	—
Panama	—	2,076,697	—
Papua New Guinea	—	153,475	—
Paraguay	—	716,713	—
Peru	—	3,042,766	—
Philippines	—	2,803,036	—
Qatar	—	4,341,517	—
Romania	—	1,470,480	—
Russia	—	280,661	—
Saudi Arabia	—	3,663,723	—
Senegal	—	611,974	—
Serbia	—	1,523,116	—
South Africa	—	2,243,905	—
Sri Lanka	—	410,216	—
Turkey	—	4,463,406	—
Ukraine	—	992,946	—
United Arab Emirates	—	1,952,225	—
Uruguay	—	2,335,396	—
Venezuela	—	13,050	—
Zambia	—	586,325	—
U.S. Treasury Obligation	—	263,664	—
Short-Term Investments
Affiliated Mutual Fund	1,747,632	—	—
Unaffiliated Fund	3,860,539	—	—
Options Purchased	—	156,980	—

Total	$5,608,171	$131,654,846	$—

Liabilities
Options Written	$—	$(343,587)	$—

Other Financial Instruments*
Assets
Futures Contracts	$360,083	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	2,355,109	—
OTC Cross Currency Exchange Contracts	—	10,029	—

See Notes to Financial Statements.

52

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Assets (continued)
Centrally Cleared Credit Default Swap Agreement	$—	$385	$—
Centrally Cleared Interest Rate Swap Agreements	—	129,961	—
OTC Interest Rate Swap Agreements	—	5,284	—

Total	$360,083	$2,500,768	$—

Liabilities
Futures Contracts	$(683,497)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(1,298,722)	—
OTC Cross Currency Exchange Contracts	—	(349)	—
Centrally Cleared Interest Rate Swap Agreements	—	(117,807)	—

Total	$(683,497)	$(1,416,878)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2022 were as follows:

Sovereign Bonds	68.1%
Oil & Gas	10.0
Electric	4.1
Unaffiliated Fund	2.8
Mining	1.5
Pipelines	1.4
Engineering & Construction	1.3
Affiliated Mutual Fund (1.2% represents investments purchased with collateral from securities on loan)	1.2
Commercial Services	1.2
Banks	1.0
Chemicals	0.9
Telecommunications	0.7
Diversified Financial Services	0.6
Retail	0.4
Transportation	0.3
Investment Companies	0.3
Building Materials	0.3
Iron/Steel	0.2

Real Estate	0.2%
Energy-Alternate Sources	0.2
U.S. Treasury Obligation	0.2
Media	0.2
Internet	0.2
Trucking & Leasing	0.1
Auto Manufacturers	0.1
Lodging	0.1
Options Purchased	0.1
Gas	0.1
Foods	0.1
Forest Products & Paper	0.1
Entertainment	0.1

98.1
Options Written	(0.3)
Other assets in excess of liabilities	2.2

100.0%

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    53

Schedule of Investments   (continued)

as of October 31, 2022

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$385*		—	$—
Credit contracts	Unaffiliated investments	17,606		Options written outstanding, at value	18,261
Foreign exchange contracts	Unaffiliated investments	139,374		Options written outstanding, at value	325,326
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	10,029		Unrealized depreciation on OTC cross currency exchange contracts	349
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,355,109		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,298,722
Interest rate contracts	Due from/to broker- variation margin futures	360,083	*	Due from/to broker- variation margin futures	683,497	*
Interest rate contracts	Due from/to broker- variation margin swaps	129,961	*	Due from/to broker- variation margin swaps	117,807	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	12
Interest rate contracts	Unrealized appreciation on OTC swap agreements	5,296		—	—

		$3,017,843			$2,443,974

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

54

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(5,680)	$28,980	$—	$—	$(434,236)
Foreign exchange contracts	364,974	(267,888)	—	1,989,688	—
Interest rate contracts	—	—	(1,203,556)	—	(121,422)

Total	$359,294	$(238,908)	$(1,203,556)	$1,989,688	$(555,658)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(23,464)	$9,488	$—	$—	$(14,332)
Foreign exchange contracts	94,070	(61,788)	—	1,014,379	—
Interest rate contracts	—	—	(453,119)	—	104,784

Total	$70,606	$(52,300)	$(453,119)	$1,014,379	$90,452

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 124,663
Options Written (2)	14,677,493
Futures Contracts - Long Positions (2)	23,144,657
Futures Contracts - Short Positions (2)	15,258,935
Forward Foreign Currency Exchange Contracts - Purchased (3)	31,586,857
Forward Foreign Currency Exchange Contracts - Sold (3)	55,681,307
Cross Currency Exchange Contracts (4)	690,451
Interest Rate Swap Agreements (2)	5,764,069
Credit Default Swap Agreements - Buy Protection (2)	2,781,000

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    55

Schedule of Investments   (continued)

as of October 31, 2022

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$1,588,847	$(1,588,847)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
BARC	$72,973	$(49,407)	$23,566	$—	$23,566
BNP	1,614	(47,316)	(45,702)	—	(45,702)
BOA	14,007	(247,786)	(233,779)	—	(233,779)
CITI	210,347	(45,555)	164,792	—	164,792
DB	5,173	(3,789)	1,384	—	1,384
GSI	803,333	(107,379)	695,954	(550,000)	145,954
HSBC	58,467	(205,462)	(146,995)	—	(146,995)
JPM	640,342	(324,901)	315,441	(270,000)	45,441
MSI	256,614	(432,454)	(175,840)	—	(175,840)
SCB	426,721	(79,057)	347,664	(220,000)	127,664
TD	18,908	(73,659)	(54,751)	—	(54,751)
UAG	18,915	(25,905)	(6,990)	—	(6,990)

	$2,527,414	$(1,642,670)	$884,744	$(1,040,000)	$(155,256)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

56

Statement of Assets and Liabilities

as of October 31, 2022

Assets

Investments at value, including securities on loan of $1,588,847:
Unaffiliated investments (cost $181,903,492)	$135,515,385
Affiliated investments (cost $1,747,755)	1,747,632
Foreign currency, at value (cost $113,096)	111,589
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,355,109
Dividends and interest receivable	2,126,344
Deposit with broker for centrally cleared/exchange-traded derivatives	1,364,000
Receivable for Fund shares sold	258,599
Receivable for investments sold	223,515
Due from broker—variation margin swaps	39,981
Unrealized appreciation on OTC cross currency exchange contracts	10,029
Unrealized appreciation on OTC swap agreements	5,296
Prepaid expenses	1,553

Total Assets	143,759,032

Liabilities

Payable to broker for collateral for securities on loan	1,743,546
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,298,722
Options written outstanding, at value (premiums received $290,833)	343,587
Payable for Fund shares purchased	187,180
Accrued expenses and other liabilities	100,300
Management fee payable	58,813
Due to broker—variation margin futures	39,566
Dividends payable	11,079
Directors’ fees payable	917
Affiliated transfer agent fee payable	354
Unrealized depreciation on OTC cross currency exchange contracts	349
Distribution fee payable	21
Premiums received for OTC swap agreements	12

Total Liabilities	3,784,446

Net Assets	$139,974,586

Net assets were comprised of:
Common stock, at par	$219
Paid-in capital in excess of par	196,473,368
Total distributable earnings (loss)	(56,499,001)

Net assets, October 31, 2022	$139,974,586

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    57

Statement of Assets and Liabilities

as of October 31, 2022

Class A

Net asset value, offering price and redemption price per share, ($63,165 ÷ 9,876 shares of beneficial interest issued and outstanding)	$6.40
Maximum sales charge (3.25% of offering price)	0.21

Maximum offering price to public	$6.61

Class C

Net asset value, offering price and redemption price per share, ($7,964 ÷ 1,245 shares of beneficial interest issued and outstanding)	$6.40

Class Z

Net asset value, offering price and redemption price per share, ($10,670,033 ÷ 1,666,975 shares of beneficial interest issued and outstanding)	$6.40

Class R6

Net asset value, offering price and redemption price per share, ($129,233,424 ÷ 20,197,722 shares of beneficial interest issued and outstanding)	$6.40

See Notes to Financial Statements.

58

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)
Income
Interest income (net of $8,007 foreign withholding tax)	$8,112,245
Unaffiliated dividend income	75,212
Income from securities lending, net (including affiliated income of $7,224)	8,112
Affiliated dividend income	1,958

Total income	8,197,527

Expenses
Management fee	991,529
Distribution fee(a)	278
Custodian and accounting fees	67,221
Registration fees(a)	40,939
Audit fee	38,000
Shareholders’ reports	32,190
Transfer agent’s fees and expenses (including affiliated expense of $1,655)(a)	24,228
Legal fees and expenses	22,007
Directors’ fees	11,328
SEC registration fees	3,133
Miscellaneous	21,442

Total expenses	1,252,295
Less: Fee waiver and/or expense reimbursement(a)	(245,489)

Net expenses	1,006,806

Net investment income (loss)	7,190,721

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(5))	(6,819,519)
Futures transactions	(1,203,556)
Forward and cross currency contract transactions	1,989,688
Options written transactions	(238,908)
Swap agreement transactions	(555,658)
Foreign currency transactions	(203,439)

(7,031,392)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(123))	(44,989,100)
Futures	(453,119)
Forward and cross currency contracts	1,014,379
Options written	(52,300)
Swap agreements	90,452
Foreign currencies	(12,770)

(44,402,458)

Net gain (loss) on investment and foreign currency transactions	(51,433,850)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(44,243,129)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    59

Statement of Operations

Year Ended October 31, 2022

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	185	93	—	—
Registration fees	7,332	7,332	18,844	7,431
Transfer agent’s fees and expenses	549	53	22,851	775
Fee waiver and/or expense reimbursement	(7,867)	(7,382)	(45,872)	(184,368)

See Notes to Financial Statements.

60

Statements of Changes in Net Assets

	Year Ended October 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$7,190,721	$5,629,265
Net realized gain (loss) on investment and foreign currency transactions	(7,031,392)	845,517
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(44,402,458)	1,891,629

Net increase (decrease) in net assets resulting from operations	(44,243,129)	8,366,411

Dividends and Distributions
Distributions from distributable earnings
Class A	(4,104)	(2,106)
Class C	(454)	(397)
Class Z	(885,485)	(1,206,404)
Class R6	(8,274,777)	(5,228,489)

	(9,164,820)	(6,437,396)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	79,972,841	81,696,730
Net asset value of shares issued in reinvestment of dividends and distributions	8,930,919	6,292,008
Cost of shares purchased	(49,944,561)	(52,285,699)

Net increase (decrease) in net assets from Fund share transactions	38,959,199	35,703,039

Total increase (decrease)	(14,448,750)	37,632,054

Net Assets:

Beginning of year	154,423,336	116,791,282

End of year	$139,974,586	$154,423,336

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    61

Financial Highlights

Class A Shares
	Year Ended October 31,				December 12, 2017(a) through October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.06	$8.86	$9.51	$8.88	$10.00
Income (loss)from investment operations:
Net investment income (loss)	0.34	0.36	0.38	0.46	0.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.57)	0.25	(0.56)	0.69	(1.06)
Total from investment operations	(2.23)	0.61	(0.18)	1.15	(0.68)
Less Dividends and Distributions:
Dividends from net investment income	(0.43)	(0.41)	(0.47)	(0.52)	(0.43)
Tax return of capital distributions	-	-	-	-	(0.01)
Total dividends and distributions	(0.43)	(0.41)	(0.47)	(0.52)	(0.44)
Net asset value, end of period	$6.40	$9.06	$8.86	$9.51	$8.88
Total Return(c):	(25.24)%	6.91%	(1.82)%	13.23%	(6.97)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$63	$59	$28	$13	$9
Average net assets (000)	$74	$47	$18	$12	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.05%	1.05%	1.05	%(e)
Expenses before waivers and/or expense reimbursement	11.65%	19.07%	66.11%	115.95%	358.14	%(e)
Net investment income (loss)	4.36%	3.84%	4.19%	4.95%	4.49	%(e)
Portfolio turnover rate(f)	20%	20%	23%	33%	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

62

Class C Shares
	Year Ended October 31,				December 12, 2017(a) through October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.06	$8.86	$9.51	$8.88	$10.00
Income (loss)from investment operations:
Net investment income (loss)	0.27	0.28	0.32	0.39	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.55)	0.26	(0.57)	0.69	(1.05)
Total from investment operations	(2.28)	0.54	(0.25)	1.08	(0.74)
Less Dividends and Distributions:
Dividends from net investment income	(0.38)	(0.34)	(0.40)	(0.45)	(0.37)
Tax return of capital distributions	-	-	-	-	(0.01)
Total dividends and distributions	(0.38)	(0.34)	(0.40)	(0.45)	(0.38)
Net asset value, end of period	$6.40	$9.06	$8.86	$9.51	$8.88
Total Return(c):	(25.82)%	6.11%	(2.55)%	12.40%	(7.58)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$8	$11	$10	$10	$9
Average net assets (000)	$9	$11	$10	$10	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.80%	1.80%	1.80%	1.80%	1.80	%(e)
Expenses before waivers and/or expense reimbursement	81.50%	78.90%	114.46%	139.02%	359.95	%(e)
Net investment income (loss)	3.53%	3.08%	3.56%	4.22%	3.73	%(e)
Portfolio turnover rate(f)	20%	20%	23%	33%	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    63

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,				December 12, 2017(a) through October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.06	$8.87	$9.51	$8.88	$10.00
Income (loss)from investment operations:
Net investment income (loss)	0.35	0.38	0.40	0.48	0.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.55)	0.25	(0.54)	0.69	(1.05)
Total from investment operations	(2.20)	0.63	(0.14)	1.17	(0.66)
Less Dividends and Distributions:
Dividends from net investment income	(0.46)	(0.44)	(0.50)	(0.54)	(0.45)
Tax return of capital distributions	-	-	-	-	(0.01)
Total dividends and distributions	(0.46)	(0.44)	(0.50)	(0.54)	(0.46)
Net asset value, end of period	$6.40	$9.06	$8.87	$9.51	$8.88
Total Return(c):	(25.01)%	7.11%	(1.43)%	13.51%	(6.79)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10,670	$18,069	$18,982	$5,782	$2,234
Average net assets (000)	$14,687	$25,561	$10,951	$3,498	$766
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.75%	0.75%	0.75%	0.80%	0.80	%(e)
Expenses before waivers and/or expense reimbursement	1.06%	1.07%	1.53%	2.41%	6.65	%(e)
Net investment income (loss)	4.54%	4.12%	4.45%	5.12%	4.83	%(e)
Portfolio turnover rate(f)	20%	20%	23%	33%	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

64

Class R6 Shares
	Year Ended October 31,				December 12, 2017(a) through October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.06	$8.86	$9.51	$8.88	$10.00
Income (loss)from investment operations:
Net investment income (loss)	0.36	0.39	0.43	0.49	0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.56)	0.26	(0.57)	0.69	(1.06)
Total from investment operations	(2.20)	0.65	(0.14)	1.18	(0.66)
Less Dividends and Distributions:
Dividends from net investment income	(0.46)	(0.45)	(0.51)	(0.55)	(0.45)
Tax return of capital distributions	-	-	-	-	(0.01)
Total dividends and distributions	(0.46)	(0.45)	(0.51)	(0.55)	(0.46)
Net asset value, end of period	$6.40	$9.06	$8.86	$9.51	$8.88
Total Return(c):	(24.94)%	7.34%	(1.44)%	13.58%	(6.72)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$129,233	$136,285	$97,771	$26,493	$23,333
Average net assets (000)	$137,772	$107,966	$30,037	$25,144	$24,014
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.65%	0.65%	0.66%	0.74%	0.74	%(e)
Expenses before waivers and/or expense reimbursement	0.78%	0.81%	1.16%	1.49%	1.76	%(e)
Net investment income (loss)	4.73%	4.24%	4.69%	5.27%	4.82	%(e)
Portfolio turnover rate(f)	20%	20%	23%	33%	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund    65

Notes to Financial Statements

1.	Organization

Prudential World Fund, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Emerging Markets Debt Hard Currency Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is total return, through a combination of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

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the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable

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Notes to Financial Statements (continued)

market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the

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results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is

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Notes to Financial Statements (continued)

to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial

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statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

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Notes to Financial Statements (continued)

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the

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Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

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Notes to Financial Statements (continued)

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses)from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the

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ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Monthly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

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Notes to Financial Statements (continued)

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (collectively the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.650% on average daily net assets up to $1 billion;	0.65%
0.630% on average daily net assets from $1 billion to $3 billion;
0.610% on average daily net assets from $3 billion to $5 billion;
0.600% on average daily net assets from $5 billion to $10 billion;
0.590% on average daily net assets over $10 billion.

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be

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realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.05%
C	1.80
Z	0.75
R6	0.65

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”),regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.25%	0.25%

C	1.00	1.00

Z	N/A	N/A

R6	N/A	N/A

For the year ended October 31, 2022, PIMS has not received any front-end sales charges (“FESL”) resulting from sales of certain class shares. Additionally, for the year ended October 31, 2022, PIMS did not receive any contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain Class A and Class C shareholders.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments

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Notes to Financial Statements (continued)

and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022,no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$66,644,490	$23,582,886

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

$12,463,160	$ 8,881,786	$21,344,946	$ —	$ —	$ —	—	$1,958

PGIM Institutional Money Market Fund(1)(b)(wa)

—	3,341,125	1,593,365	(123)	(5)	1,747,632	1,749,206	7,224(2)
$12,463,160	$12,222,911	$22,938,311	$(123)	$ (5)	$1,747,632		$9,182

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

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(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund was $9,164,820 of ordinary income. For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $6,437,396 of ordinary income.

As of October 31, 2022, the accumulated undistributed earnings on a tax basis was $2,998,285 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$186,363,103	$2,940,976	$(51,624,173)	$(48,683,197)

The difference between GAAP and tax basis were primarily due to deferred losses on wash sales, amortization of bond premium, foreign currency forwards, defaulted securities and other GAAP to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $10,803,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange

PGIM Emerging Markets Debt Hard Currency Fund    79

Notes to Financial Statements (continued)

privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 10,225,000,000 shares of common stock, $0.00001 par value per share, 600,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	100,000,000
C	100,000,000
Z	200,000,000
R6	200,000,000

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	1,292	13.1%
C	1,245	100.0
R6	6,277,361	31.1

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	28.7%
Unaffiliated	2	64.3

80

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2022:
Shares sold	39,571	$334,658
Shares issued in reinvestment of dividends and distributions	470	3,551
Shares purchased	(42,921)	(352,555)
Net increase (decrease) in shares outstanding before conversion	(2,880)	(14,346)
Shares issued upon conversion from other share class(es)	6,260	42,074
Net increase (decrease) in shares outstanding	3,380	$27,728

Year ended October 31, 2021:
Shares sold	3,166	$28,994
Shares issued in reinvestment of dividends and distributions	228	2,106
Shares purchased	(63)	(581)
Net increase (decrease) in shares outstanding	3,331	$30,519

Class C
Year ended October 31, 2022:
Shares issued in reinvestment of dividends and distributions	59	$454
Net increase (decrease) in shares outstanding	59	$454

Year ended October 31, 2021:
Shares issued in reinvestment of dividends and distributions	43	$395
Net increase (decrease) in shares outstanding	43	$395

Class Z
Year ended October 31, 2022:
Shares sold	1,071,706	$8,598,237
Shares issued in reinvestment of dividends and distributions	85,119	652,230
Shares purchased	(1,471,273)	(11,268,608)
Net increase (decrease) in shares outstanding before conversion	(314,448)	(2,018,141)
Shares issued upon conversion from other share class(es)	262	2,039
Shares purchased upon conversion into other share class(es)	(12,660)	(96,047)
Net increase (decrease) in shares outstanding	(326,846)	$(2,112,149)

Year ended October 31, 2021:
Shares sold	4,468,483	$41,307,258
Shares issued in reinvestment of dividends and distributions	115,282	1,064,840
Shares purchased	(1,031,335)	(9,474,853)
Net increase (decrease) in shares outstanding before conversion	3,552,430	32,897,245
Shares issued upon conversion from other share class(es)	14,250	132,076
Shares purchased upon conversion into other share class(es)	(3,713,016)	(34,383,477)
Net increase (decrease) in shares outstanding	(146,336)	$(1,354,156)

PGIM Emerging Markets Debt Hard Currency Fund    81

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class R6
Year ended October 31, 2022:
Shares sold	9,368,577	$71,039,946
Shares issued in reinvestment of dividends and distributions	1,101,339	8,274,684
Shares purchased	(5,324,429)	(38,323,398)
Net increase (decrease) in shares outstanding before conversion	5,145,487	40,991,232
Shares issued upon conversion from other share class(es)	6,406	53,973
Shares purchased upon conversion into other share class(es)	(262)	(2,039)
Net increase (decrease) in shares outstanding	5,151,631	$41,043,166

Year ended October 31, 2021:
Shares sold	4,369,851	$40,360,478
Shares issued in reinvestment of dividends and distributions	566,570	5,224,667
Shares purchased	(4,623,318)	(42,810,265)
Net increase (decrease) in shares outstanding before conversion	313,103	2,774,880
Shares issued upon conversion from other share class(es)	3,717,030	34,383,477
Shares purchased upon conversion into other share class(es)	(14,263)	(132,076)
Net increase (decrease) in shares outstanding	4,015,870	$37,026,281

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more

82

likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2022. The average daily balance for the 1 day that the Fund had loans outstanding during the period was approximately $1,638,000, borrowed at a weighted average interest rate of 4.15%. The maximum loan outstanding amount during the period was $1,638,000. At October 31, 2022, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Credit Risk: Credit risk relates to the ability of the issuer of a fixed income instrument or the counterparty to a financial transaction with the Fund to meet interest and principal payments as they come due or to fulfill its obligations to the Fund. The value of the fixed income instruments held by the Fund will be adversely affected by any erosion in the ability of the relevant issuers to make interest and principal payments as they become due. The ratings given to a debt security by certain ratings agencies provide a generally useful guide as to such credit risk. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Increasing the amount of Fund assets invested in lower-rated securities generally will increase the Fund’s income, but also will increase the credit risk to which the Fund is subject. The Fund generally enters into financial transactions with major dealers that are deemed acceptable to the subadviser from a credit perspective.

Currency Risk: The Fund’s assets may be invested in securities that are denominated in non-US currencies or directly in currencies. Such investments are subject to the risk that the value of a particular currency will change in relation to the US dollar or other currencies. The weakening of a country’s currency relative to the US dollar will negatively affect the dollar value of the Fund’s assets. Among the factors that may affect currency values are trade balances, levels of short term interest rates, differences in relative values of similar assets in different currencies, long term opportunities for investment and capital appreciation, central bank policy, and political developments. The Fund may attempt to hedge such risks by selling or buying currencies in the forward market; selling or buying currency futures contracts, options or other securities thereon; borrowing funds denominated in particular currencies; or any combination thereof, depending on the availability of liquidity in the hedging instruments and their relative costs. There can be no assurance that such strategies will be implemented or, if implemented, will be effective. The Fund would incur additional costs from hedging.

PGIM Emerging Markets Debt Hard Currency Fund    83

Notes to Financial Statements (continued)

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on

84

the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease.

PGIM Emerging Markets Debt Hard Currency Fund    85

Notes to Financial Statements (continued)

Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the

86

Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

PGIM Emerging Markets Debt Hard Currency Fund    87

Notes to Financial Statements (continued)

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

88

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential World Fund, Inc. and Shareholders of PGIM Emerging Markets Debt Hard Currency Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Emerging Markets Debt Hard Currency Fund (one of the funds constituting Prudential World Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Emerging Markets Debt Hard Currency Fund    89

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Emerging Markets Debt Hard Currency Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Emerging Markets Debt Hard Currency Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO” ) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Emerging Markets Debt Hard Currency Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Emerging Markets Debt Hard Currency Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Emerging Markets Debt Hard Currency Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM Fixed Income and PGIML. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1 PGIM Emerging Markets Debt Hard Currency Fund is a series of Prudential World Fund, Inc.

PGIM Emerging Markets Debt Hard Currency Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between each of PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, and PGIML, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent

PGIM Emerging Markets Debt Hard Currency Fund

Approval of Advisory Agreements (continued)

(which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2021. The Board considered that the Fund commenced operations on December 12, 2017 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

●	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed its benchmark index over the three-year period.

●	The Board noted that the Fund does not yet have a five-year performance record and that, therefore, the subadviser should have more time to develop that record.

●

The Board and PGIM Investments agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 1.05%for Class A shares, 1.80% for Class C shares, 0.75%for Class Z shares and 0.65% for Class R6 shares through February 28, 2023.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Emerging Markets Debt Hard Currency Fund

⬛ MAIL 655 Broad Street Newark, NJ 07102	⬛ TELEPHONE (800) 225-1852	⬛ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ●

Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ●

Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ●

Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Emerging Markets Debt Hard Currency Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM EMERGING MARKETS DEBT HARD CURRENCY FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PDHAX	PDHCX	PDHVX	PDHQX

CUSIP	743969479	743969461	743969446	743969453

MF239E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2022 and October 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $244,900 and $244,900, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(c) Tax Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(d) All Other Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds.

Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended October 31, 2022	Fiscal Year Ended October 31, 2021
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2022 and October 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential World Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 19, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 19, 2022